SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

The Talbots, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

April 25, 2008

ANNUAL MEETING OF SHAREHOLDERS
MAY 22, 2008

Dear Shareholder:

It is a pleasure for us to extend to you a cordial invitation to attend the 2008 Annual Meeting of Shareholders of The Talbots, Inc. to be held at 9:00 a.m. on Thursday, May 22, 2008 at Hingham Town Hall, 210 Central Street, Hingham, Massachusetts. The Notice of the Annual Meeting, Proxy Statement and form of proxy are enclosed with this letter.

Your vote at the Annual Meeting is important to Talbots and we ask you to vote your shares by following the voting instructions in the enclosed proxy.

We look forward to seeing you at the Annual Meeting.

Sincerely,

TRUDY F. SULLIVAN
President and Chief
Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 22, 2008
PROXY STATEMENT
GENERAL
ITEM 1. ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2007
GRANTS OF PLAN-BASED AWARDS DURING FISCAL 2007
OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END
EQUITY COMPENSATION PLANS
PENSION BENEFITS FOR FISCAL 2007
NON-QUALIFIED DEFERRED COMPENSATION FOR FISCAL 2007
POTENTIAL PAYMENTS UPON TERMINATION OR CIC
DIRECTOR COMPENSATION
DIRECTOR SUMMARY COMPENSATION TABLE FOR FISCAL 2007
Report of the Audit Committee
BENEFICIAL OWNERSHIP OF COMMON STOCK
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ITEM 2. AMENDMENT AND RE-APPROVAL UNDER IRC SECTION 162(m) OF THE MATERIAL TERMS OF PERFORMANCE-BASED AWARDS UNDER THE 2003 EXECUTIVE STOCK BASED INCENTIVE PLAN
ITEM 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING
OTHER MATTERS

THE TALBOTS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 22, 2008

To Talbots Shareholders:

The Annual Meeting of Shareholders of The Talbots, Inc. will be held at Hingham Town Hall, 210 Central Street, Hingham, Massachusetts, on Thursday, May 22, 2008, at 9:00 a.m., for the following purposes:

1.	To elect eight directors.

2.	To amend and re-approve under Internal Revenue Code Section 162(m) the material terms of performance-based awards under the 2003 Executive Stock Incentive Plan. No additional shares are being proposed for approval.

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year.

4.	To act upon such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on April 3, 2008 are entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors,

RICHARD T. O’CONNELL, JR.
Secretary

April 25, 2008

YOUR VOTE IS IMPORTANT.  TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

THE TALBOTS, INC.
One Talbots Drive
Hingham, Massachusetts 02043
www.thetalbotsinc.com

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 22, 2008

PROXY STATEMENT

This Proxy Statement is being furnished to the shareholders of The Talbots, Inc. (the “Company” or “Talbots”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Shareholders to be held on Thursday, May 22, 2008, at 9:00 a.m., at Hingham Town Hall, 210 Central Street, Hingham, Massachusetts and at any postponement or adjournment (the “Annual Meeting”). At the Annual Meeting, shareholders are being asked to vote on (1) the election of eight directors, (2) the amendment and re-approval under Internal Revenue Code Section 162(m) of the material terms of performance-based awards under the 2003 Executive Stock Based Incentive Plan (the “Incentive Plan”), and (3) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year.

This Proxy Statement, Notice of Annual Meeting and proxy are first being mailed to shareholders on or about April 25, 2008.

GENERAL

The holders of shares of Common Stock of the Company of record at the close of business on April 3, 2008 are entitled to vote such shares at the Annual Meeting. On April 3, 2008, there were 55,603,941 shares of Common Stock outstanding.

The presence in person or by proxy of the holders of a majority of the shares outstanding on the record date is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Each shareholder is entitled to one vote, in person or by proxy, for each share of Common Stock held as of the record date on each matter to be voted on at the Annual Meeting.

Abstentions and broker non-votes are included in determining the number of shares present or represented at the Annual Meeting for purposes of determining whether a quorum exists. Broker non-votes occur when a broker returns a proxy but does not have discretionary authority to vote on a particular proposal or voting instructions from the beneficial owner.

Under New York Stock Exchange (“NYSE”) rules, certain proposals, such as the election of directors and the ratification of the appointment of auditors, are considered “routine” matters and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions. For “non-routine” proposals, such as the approval of equity compensation plans and amendments, brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner.

Shares of Common Stock represented by proxies received in time for the Annual Meeting will be voted as specified in the proxy. Unless contrary instructions are given, the proxy will be voted (i) for the election of the Board of Directors’ nominees for director, (ii) for the amendment and re-approval of the Incentive Plan, and (iii) for the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the 2008 fiscal year. With respect to any other matters properly submitted to shareholders at the Annual Meeting, proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies will have discretion to vote on those matters in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You still will be able to revoke your proxy until it is voted. As of the date of this Proxy Statement, the Company is not aware of any matters that are to be presented at the Annual Meeting other than the election of directors, the amendment and re-approval of the Incentive Plan, and the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the 2008 fiscal year.

Shareholders may vote by using one of three alternative methods:

(1)	by completing and mailing the proxy card; or

(2)	via the Internet, by going to the website http://www.investorvote.com and following the instructions for Internet voting on the proxy card; or

(3)	over the telephone, by dialing 1-800-652-VOTE (8683) and following the instructions for telephone voting on the proxy card.

Shareholders may vote by completing and mailing the proxy card. A proxy may be revoked if, prior to the exercise of the proxy, the Secretary of the Company receives either a written revocation of that proxy or a new proxy bearing a later date. A proxy may also be revoked by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

If a person is a participant in the Company’s 401(k) savings plan and has Common Stock in a plan account, the proxy also serves as voting instructions for the plan trustee.

This proxy solicitation is being made by the Board of Directors of the Company and the expense of preparing, printing, and mailing this Proxy Statement and proxy is being paid by the Company. In addition to use of the mail, proxies may be solicited personally, by electronic mail, by facsimile, or by telephone by regular employees of the Company without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending proxy materials to the beneficial owners of Common Stock.

In some instances, we may deliver to multiple shareholders sharing a common address only one copy of a proxy statement. If requested by phone or in writing, we will promptly provide a separate copy of a proxy statement to a shareholder sharing an address with another shareholder. To notify the Company, you may write, call, or e-mail Talbots Investor Relations, One Talbots Drive, Hingham, Massachusetts 02043, telephone 781-741-4500 or e-mail investor.relations@talbots.com. Shareholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above. You may also access a copy of Talbots annual report and proxy statement on the Investor Relations section of the Company’s website, www.thetalbotsinc.com. The information contained on the website is not incorporated by reference in or otherwise considered to be part of this document.

A majority of the outstanding shares of the Company’s Common Stock is owned by AEON (U.S.A.), Inc., a Delaware corporation (“AEON USA”), which is a wholly owned subsidiary of AEON Co., Ltd., a Japanese retail company (“AEON”). AEON USA has advised the Company that it will vote its shares for the election of the nominees for director named in this Proxy Statement, for the amendment and re-approval of the Incentive Plan, and for the ratification of the appointment of the independent registered public accounting firm.

ITEM 1. ELECTION OF DIRECTORS

General.  The Board of Directors proposes the election of eight nominees as directors of the Company. Directors will hold office until the next Annual Meeting or until their successors are chosen and qualified. The Company has inquired of each nominee and determined that each will serve if elected. In the event that any of the nominees should become unavailable for election, the persons named in the accompanying proxy intend to vote for such other person or persons, if any, as the Board of Directors may designate as a substitute nominee.

Directors are elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. Abstentions are not counted as votes cast in determining the plurality required to elect directors. The Board of Directors recommends that shareholders vote for such nominees for director.

Set forth below is a brief description of the background of each nominee for director. All nominees are current directors of the Company. Not standing for re-election is Arnold Zetcher, our former President and CEO, who retired as Chairman of the Board and a director on March 31, 2008.

JOHN W. GLEESON

Mr. Gleeson, 61, has been a Director of the Company since 2004. Mr. Gleeson served as Senior Vice President and Chief Strategy Officer of Walgreen Co. from April 2007 through February 2008, when he retired. From 2004 to April 2007, he served as Senior Vice President, Corporate Strategy and Treasurer of Walgreen Co. and as Treasurer since 2002. From 2000 to 2004, Mr. Gleeson was Vice President, Corporate Strategy of Walgreen Co. He also served as the Divisional Vice President, Marketing Systems and Services of Walgreen Co. from 1992 to 2000. Mr. Gleeson first joined Walgreen Co. in 1962. Mr. Gleeson also serves as a Director of AMCORE Financial, Inc. Mr. Gleeson is Chairperson of the Audit Committee and a member of the Corporate Governance and Nominating Committee.

TSUTOMU KAJITA

Mr. Kajita, 54, has been a Director of the Company since 2005. He is Senior Vice President, General Manager, Mergers and Acquisitions, International Operations of AEON. Mr. Kajita served as Senior Advisor of Ripplewood Holdings, LLC from 2003 to 2005, Executive Vice President and Treasurer of Diamond Generating Corporation, a subsidiary of Mitsubishi Corporation, from 2000 to 2002, and Assistant General Manager, Power and Traffic Project Development of Mitsubishi Corporation from 1993 to 1999. Mr. Kajita is a member of the Compensation Committee.

MOTOYA OKADA

Mr. Okada, 56, has been a Director of the Company since 1993. Mr. Okada is President, Chief Executive Officer and a Director of AEON and a Director of AEON Co. (Malaysia) Bhd. Mr. Okada was Senior Managing Director of AEON from 1995 to 1997. Mr. Okada also served as Managing Director of AEON from 1992 to 1995 and as a Director of AEON from 1990 to 1992. Mr. Okada was President of Talbots Japan Co., Ltd., a subsidiary of AEON, from 1990 to 1997. Mr. Okada is a member of the Corporate Governance and Nominating Committee.

GARY M. PFEIFFER

Mr. Pfeiffer, 58, has been a Director of the Company since 2004. He served as Senior Vice President and Chief Financial Officer of E. I. du Pont de Nemours and Company from 1997 through 2006, when he retired. Mr. Pfeiffer first joined E. I. du Pont de Nemours and Company in 1974. From January 2004 to April 2004, he served as Interim President and a Director of INVISTA, formerly DuPont Textiles & Interiors. He also serves as a Director of both Quest Diagnostics, Inc. and Internap Network Services Corporation. Mr. Pfeiffer is the current presiding director and is the Chairperson of the Compensation Committee and a member of the Audit Committee.

YOSHIHIRO SANO

Mr. Sano, 60, has been a Director of the Company since 2006. He is President of Pacific Alliance Group, a firm specializing in cross border mergers and acquisitions, which he founded in 1988. Prior to founding Pacific Alliance Group, he was a Principal at the Western Regional Office of Ernst & Young LLP, where he was instrumental in forming its Japanese Business Group and advised clients in a wide range of transactions and strategic alliances. From 1976 to 1980, Mr. Sano served as the Associate Director of the University of Southern California’s Graduate School of Business, International Business Education and Research (IBEAR) Program.

TRUDY F. SULLIVAN

Ms. Sullivan, 58, joined Talbots as President and Chief Executive Officer and as a director in August 2007. Prior to joining the Company, Ms. Sullivan served as President of Liz Claiborne, Inc. from January 2006 until July 2007. Ms. Sullivan joined Liz Claiborne, Inc. in 2001 as Group President of the company’s Casual, Collections, and Elisabeth businesses. She was named Executive Vice President in March 2002 with added responsibilities for all non-apparel business, all direct-to-consumer business (retail and outlet) and the International Alliances business at Liz Claiborne, Inc. She served in this position until she was named President of Liz Claiborne, Inc. in 2006. Prior to joining Liz Claiborne, Inc., Ms. Sullivan served as President of J. Crew Group, Inc. from 1997 until 2001.

SUSAN M. SWAIN

Ms. Swain, 53, has been a Director of the Company since 2001. She has been President and Co-Chief Operating Officer of C-SPAN since December 2006. From 1995 to 2006, Ms. Swain served as Executive Vice President and Co-Chief Operating Officer of C-SPAN, which she joined in 1982, and has held positions of increasing responsibility including Senior Vice President, Vice President of Corporate Communications, Producer and Associate Producer. Ms. Swain also serves as an officer of National Cable Satellite Corporation, as a Director of the C-SPAN Education Foundation and as Chairman of the National Press Foundation. Ms. Swain is Chairperson of the Corporate Governance and Nominating Committee and a member of the Audit Committee and the Compensation Committee.

ISAO TSURUTA

Mr. Tsuruta, 58, has been a Director of the Company since 1999. He is Executive Vice President and General Manager of AEON USA. Mr. Tsuruta was Senior Vice President of AEON USA from 1996 to 2000 and Vice President and Deputy General Manager of AEON USA from 1990 to 1996.

Corporate Governance

Talbots maintains sound principles of corporate governance which promote honest, responsible, and ethical business practices. The Corporate Governance and Nominating Committee and the Board of Directors conduct regular reviews of these practices, which include comparing current governance policies and practices with those suggested by corporate governance authorities and with the practices of other public companies.

Board and Committee Meetings; Director Attendance Policy.  In fiscal 2007, the Board held eight meetings, the Audit Committee held eight meetings, the Compensation Committee held seven meetings, and the Corporate Governance and Nominating Committee held three meetings. Messrs. Zetcher, Gleeson, Kajita, Pfeiffer, Sano and Tsuruta and Mses. Sullivan and Swain attended at least eighty-eight percent of the Board and committee meetings of which they are members. Mr. Okada attended seven of the combined total of eleven meetings held by the Board and the Corporate Governance and Nominating Committee.

The Company’s director attendance policy is that all directors should attend each year’s annual meeting. All of the current directors who were directors at the time of the meeting attended the 2007 Annual Meeting of Shareholders.

Board Independence and Composition.  The Board complies with and has adopted both the categorical independence criteria established by the NYSE for determining director independence and the independence standards of the NYSE and the Securities and Exchange Commission (“SEC”) for determining the independence of all Audit Committee members. In determining the independence of its members, the Board considers all relevant facts and circumstances, including the materiality of any relationship of a director with the Company or any affiliate, from both the director’s standpoint as well as that of persons or organizations with which the director may have an affiliation. The Board assesses all of the information provided by each director in response to detailed inquiries concerning his or her independence and any direct or indirect business, family, employment, transactional, or other relationship or affiliation of such director with the Company. The Board has reviewed all such relationships of each outside director.

Based on its review, the Board has affirmatively determined that Mr. Gleeson, Mr. Pfeiffer, and Ms. Swain are all independent directors. Mr. Gleeson, Mr. Pfeiffer and Ms. Swain did not engage in any transactions, relationships, or arrangements that might affect the determination of their independence or require Board review.

Controlled Company Exemption.  Talbots is a controlled company under Section 303A of the NYSE rules because AEON USA owns a majority of the Company’s outstanding shares of Common Stock. As a controlled company, Talbots is exempt from the requirements of Sections 303A.01 (board of directors required to be composed of a majority of independent directors), 303A.04 (nominating/corporate governance committee required to be composed entirely of independent directors) and 303A.05 (compensation committee required to be composed entirely of independent directors) of the NYSE rules. Nevertheless, the Board has voluntarily established:

•	a nominating and corporate governance committee composed of all non-management directors, and a committee charter satisfying the applicable NYSE requirements; and

•	a compensation committee composed of all non-management directors, and a committee charter satisfying the applicable NYSE requirements.

Executive Session of Non-Management Directors; Presiding Director.  The Board’s non-management directors meet in executive sessions periodically each year, generally at the time of each Board meeting held in person. The Board appoints a non-management director to serve at the pleasure of the Board as the presiding director for these executive sessions. The presiding director is responsible for coordinating the scheduling and agenda for these executive sessions and for all additional duties and responsibilities designated by the non-management directors as a group. In addition, the Board expects that at least once a year the independent directors will meet in a separate executive session. Mr. Pfeiffer is the current presiding director.

Audit Committee.  Mr. Gleeson (Chairperson), Mr. Pfeiffer, and Ms. Swain are the current members of the Audit Committee. The Board has determined that each member of the Audit Committee is independent in accordance with the NYSE listing standards, the Company’s Corporate Governance Guidelines, and Section 10A-3 of the Securities Exchange Act. The Board has also determined that Mr. Pfeiffer qualifies as an “audit committee financial expert” in accordance with SEC rules.

The principal functions of the Audit Committee include:

•	assisting the Board in the oversight of the Company’s financial reporting practices, internal control over financial reporting, and the audit process; and

•	overseeing the quality, integrity, and objectivity of the Company’s financial statements and the financial reporting by the Company.

Compensation Committee.  Mr. Pfeiffer (Chairperson), Mr. Kajita, and Ms. Swain are the current members of the Compensation Committee. The Compensation Committee consists entirely of non-management directors. Mr. Pfeiffer and Ms. Swain are each independent in accordance with the NYSE listing standards and the Company’s Corporate Governance Guidelines. Mr. Kajita, who is an executive of AEON which is the beneficial majority owner of the Company, is not independent pursuant to the NYSE listing standards and the Company’s Corporate Governance Guidelines.

The Role of the Compensation Committee.  The Compensation Committee is appointed by the Board. The Committee evaluates, determines and approves the compensation of the Chief Executive Officer and all other executive officers of the Company. The Committee also administers the Company’s equity plan and approves all equity awards to executive officers. The Committee also is responsible for establishing all annual performance goals and financial targets for the executive officers under the annual cash incentive plan and for determining annual incentive awards earned by the executive officers each year. The Committee also has overall responsibility for performing an ongoing review of the executive compensation practices and arrangements of the Company.

Committee Process and Role of Management.  The Compensation Committee generally holds two regularly scheduled in person meetings per year and additional meetings as appropriate either in person or by telephone. Generally, the Compensation Committee Chair works with management in establishing the agenda for Committee meetings. Management also prepares and submits information during the course of the year for the consideration of the Committee, such as management’s proposed recommendations to the Committee for annual cash incentive performance measures and proposed financial targets, management’s proposed recommendations to the Committee for salary increases and proposed equity award allocations for executive officers, management’s performance evaluations of executive officers, and other data and information requested by the Committee.

Although many of the compensation decisions are made during the Committee’s annual review process, the compensation planning process spans throughout the year. The Committee reviews and approves the Company’s goals and objectives relevant to the Chief Executive Officer’s compensation, and evaluates the Chief Executive Officer’s performance in light of those goals and objectives at least once per year. The Committee also determines the Chief Executive Officer’s annual, short-term and long-term compensation, including annual cash incentive compensation and equity-based compensation. On an annual basis, the Committee also reviews, together with the Chief Executive Officer, and approves base salary, annual cash incentive compensation and long-term equity-based compensation of all other executive officers of the Company.

The Committee may, when appropriate, delegate authority to one or more of its members to, for example, assist in the negotiation of employment agreements for new executives or amendments to existing executive employment agreements subject to final Committee approval. Members of management also generally participate in this process to assist the Committee or its delegates.

Committee Advisors.  The Compensation Committee charter grants the Compensation Committee full authority to engage compensation consultants and other advisors to assist it in the performance of its responsibilities. The compensation consultant retained by the Committee reports directly to the Compensation Committee. Pearl Meyer & Partners has acted as outside compensation consultant to the Committee since 2002.

Company management has historically retained Watson Wyatt Worldwide, Inc. for advisory services concerning executive compensation matters, including plan documents, compensation recommendations, comparative compensation data, regulatory and tax issues related to our compensation programs, and actuarial work and plan structure for the Company’s retirement plans. Company management also uses other compensation firms from time to time to obtain compensation market data and marketplace trends.

Fiscal 2007 Compensation Decisions.  The Compensation Committee established 2007 base salary increases and equity award allocations for the Company’s executive officers. The Committee considered the following information and recommendations from the Committee’s compensation consultant and from management:

•	A benchmarking analysis of peer group executive compensation practices and compensation levels prepared by the compensation consultant to the Compensation Committee, Pearl Meyer & Partners.

•	A summary of findings from its compensation consultant regarding trends in the marketplace as well as market positioning in terms of base salary, annual cash incentive compensation, and total remuneration (consisting of base salary, annual cash incentive compensation, and long-term equity awards). The compensation consultant provided both general and specific recommendations for consideration by the Compensation Committee.

•	Performance reviews by the Chief Executive Officer and Senior Vice President, Human Resources of the other executive officers of the Company and a performance review of the Senior Vice President, Human Resources provided by the Chief Executive Officer. The performance review of the Chief Executive Officer was conducted by the Compensation Committee.

•	Recommendations concerning any base salary increases and proposed annual equity award allocations for all executive officers except the Chief Executive Officer (with allocations grouped by executive level) provided by the Chief Executive Officer and Senior Vice President, Human Resources.

The Compensation Committee, with assistance from the Chief Executive Officer, the Chief Financial Officer, and the Senior Vice President, Human Resources, also developed performance measures and preliminary financial targets for the 2007 annual cash incentive program.

In June 2007, the Compensation Committee finalized the employment agreement for the Company’s new Chief Executive Officer, Trudy F. Sullivan. Pearl Meyer & Partners provided a series of recommendations to the Committee on the proposed agreement, prepared a wealth accumulation analysis and other materials to assist the Committee as it evaluated the various elements and levels of compensation and worked with the Committee and management in developing the final agreement. At the request of management, Watson Wyatt also assisted the Committee by developing competitive CEO compensation data for its consideration during this process.

In August 2007, the Compensation Committee approved a severance program for those senior executives of the Company at the level of Vice President and above who are not already parties to an existing employment or severance agreement with the Company with more advantageous terms for the executive.

In November 2007, the Compensation Committee finalized an amendment to the employment agreement for the Company’s new Chief Operating Officer, who had been promoted into this position. Pearl Meyer & Partners provided a series of recommendations to the Committee on the proposed amendment and worked with the Committee and management in developing the final amended agreement.

Director Compensation Process.  A discussion of the Company’s director compensation program is included in the “Director Compensation” section of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation.  During fiscal 2007, Messrs. Pfeiffer and Kajita and Ms. Swain served on the Compensation Committee. Mr. Kajita is an officer of AEON. The “Transactions with Related Persons” section of this Proxy Statement includes a description of certain transactions during fiscal 2007 between Talbots and certain AEON entities.

Corporate Governance and Nominating Committee.  Ms. Swain (Chairperson), Mr. Gleeson, and Mr. Okada are the current members of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee consists entirely of non-management directors. Ms. Swain and Mr. Gleeson are each independent in accordance with the NYSE listing standards and the Company’s Corporate Governance Guidelines. Mr. Okada, who is an executive of AEON, which is the beneficial majority owner of the Company, is not independent pursuant to the NYSE listing standards and the Company’s Corporate Governance Guidelines.

The principal functions of the Corporate Governance and Nominating Committee include:

•	regularly assessing and recommending corporate governance policies and practices to the Board;

•	assessing the operation and performance of the Board’s various committees, and reporting the results of these assessments to the Board; and

•	identifying, screening, and recommending certain potential director candidates to the Board.

Talbots directors play a critical role in guiding the Company’s long-term business strategy and in overseeing the management of the Company. In identifying acceptable potential director candidates, the Committee seeks input from Board members and other sources so that a variety of viewpoints are considered. The Committee may also engage independent search firms. However, the Committee ultimately determines which candidates are to be recommended to the Board for approval. Board candidates are considered based on various criteria which may change over time and as the composition of the Board changes. At a minimum, the Committee considers:

•	the appropriate mix of educational and professional background and business experience to make a significant contribution to the overall composition of the Board;

•	global business and social perspective;

•	if applicable, whether the candidate would be considered an audit committee financial expert or independent under SEC and NYSE rules and any additional independence standards of the Company;

•	demonstrated character and integrity consistent with the image and reputation of Talbots;

•	willingness to apply sound and independent business judgment;

•	ability to work productively with the other members of the Board; and

•	availability for the substantial duties and responsibilities of a director.

The Committee also considers other appropriate factors including the current composition of the Board and evaluations of prospective candidates.

The Committee will consider director candidates recommended by shareholders. Shareholders wishing to submit a director candidate for consideration by the Committee should submit the recommendation to The Talbots, Inc. Corporate Governance and Nominating Committee, c/o Corporate Secretary/Legal Department, One Talbots

Drive, Hingham, Massachusetts 02043, in writing, not less than 120 days nor more than 150 days prior to the annual meeting date (determined based on the same date as the previous year’s annual meeting). Shareholders may nominate director candidates by following the procedures set forth in Section 1.11 of the Company’s by-laws and the Committee’s Policy Regarding the Selection of New Director Candidates (which can be found on the Investor Relations section of the Company’s website located at www.thetalbotsinc.com). The request must be accompanied by certain information concerning the director candidate and the recommending shareholder, as required by Section 1.11 of the by-laws for shareholder nominations for director. The Committee may also request additional background or other information.

Since going public in 1993, individual directors associated with AEON, the beneficial majority owner, have held positions on the Talbots Board. It is the policy of the Corporate Governance and Nominating Committee that all directors satisfy the above criteria for service.

Committee Charters.  The Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee each operate pursuant to a written charter adopted by the Board. Each Committee reviews its charter at least annually. Each charter is available at the Investor Relations section of the Company’s website located at www.thetalbotsinc.com and is available in print to any shareholder who requests it. Information contained on the website is not incorporated by reference or otherwise considered part of this document.

Corporate Governance Guidelines.  Talbots is committed to high standards of corporate governance and ethical behavior. On the recommendation of the Corporate Governance and Nominating Committee, the Board adopted Talbots Corporate Governance Guidelines to assist the Board in providing experience, strategic guidance, and oversight to the Company and its shareholders.

The Corporate Governance Guidelines establish corporate governance policies and principles with respect to the role of the Board, meetings of the Board, Board composition and selection, director responsibilities, term limits, agenda for Board meetings, executive sessions, director orientation and continuing education, related party transactions review, legal compliance policies, strategic planning, types and composition of Board committees, Board and committee authority to engage independent advisors, director access to management, director compensation, management evaluation, management succession planning, and Board and committee evaluations. The Corporate Governance Guidelines are available at the Investor Relations section of the Company’s website located at www.thetalbotsinc.com and are also available in print to any shareholder who requests them.

Code of Business Conduct and Ethics.  The Company has adopted a Code of Business Conduct and Ethics which applies to the Company’s Chief Executive Officer, principal financial officer and principal accounting officer as well as all other Company officers, directors, and associates. The Code addresses conflicts of interest, use of Company assets, fair dealing and competition, accurate recordkeeping, financial disclosure, and compliance with applicable laws, rules and regulations. The Code is available at the Investor Relations section of the Company’s website located at www.thetalbotsinc.com and is also available in print to any shareholder who requests it. The Company will disclose any substantive amendments to the Code as well as any waivers from provisions of the Code made with respect to the Chief Executive Officer, principal financial officer and principal accounting officer, any other executive officer or any director at the same location on the Company’s website.

Shareholder Communications Process.  The Board maintains a process for shareholders or other interested parties to communicate with the Board of Directors or with the presiding director of the Board of Directors or with the non-management directors as a group. Shareholders wishing to communicate with the Board of Directors or with the presiding director or with the non-management directors should send any communication to The Talbots, Inc. Board of Directors, c/o Corporate Secretary/Legal Department, One Talbots Drive, Hingham, Massachusetts 02043. Any such communications should state the number of shares owned by the shareholder or, if the person submitting the communication is not a shareholder and is submitting the communication as an interested party, the nature of the person’s interest in the Company.

The Corporate Secretary will forward such communications to the Board of Directors or to the presiding director or to the non-management directors as appropriate. All such communications will be kept confidential to the extent possible. The Corporate Secretary, however, may discard any communication not related to the duties or responsibilities of the Board or the non-management directors, including personal or similar grievances, shareholder proposals or related communications which are not submitted in accordance with the Company’s procedures for shareholder proposals, and abusive or inappropriate communications. The Corporate Secretary will maintain a log and copies of all communications with the Board, the presiding director and the non-management directors, for their inspection and review, and will periodically review the log and all such communications with the presiding director, the Board and the non-management directors.

Transactions with Related Persons

Policy and Procedures.  The Company’s practice and policy is to review all material related party transactions. The Audit Committee of the Board reviews any transaction in which the Company or its subsidiaries is participating, the amount involved is material, and the Company is aware that an affiliate of the Company or other related person may have a direct or indirect material interest in the transaction. The Audit Committee will consider the facts and circumstances and will approve or ratify a transaction if the Audit Committee considers it appropriate and in the interests of the Company and its shareholders.

The Company has also established a process by which the financial interest of any officer at the level of Vice President or above in any transaction involving the Company must be reviewed and approved by a designated member of management, as described below.

Compensation of executive officers is reviewed, administered and approved by the Compensation Committee and for directors is reviewed and administered by the Corporate Governance and Nominating Committee and approved by the Board of Directors.

The Company’s related person practices and policies are included in the corporate governance documents. Under the Company’s Code of Business Conduct and Ethics, the Board or a Board committee must approve any direct or indirect financial interest of the Chief Executive Officer in a transaction involving the Company. It further requires that: (i) the Chief Executive Officer, Vice President, Investor Relations and the Legal Department must approve any direct or indirect financial interest of the Company’s Chief Operating Officer, an Executive Vice President or the Chief Financial Officer in any transaction involving the Company; (ii) the Chief Financial Officer and the Legal Department must approve any direct or indirect financial interest of any Senior Vice President, Vice President, Investor Relations, Vice President, Financial Planning and Analysis or Vice President, Corporate Controller in any transaction involving the Company; and (iii) either the Chief Financial Officer or the Legal Department must approve any direct or indirect financial interest of any of the other Vice President in any transaction involving the Company.

The Audit Committee has the responsibility under the Audit Committee Charter to review and approve any material transaction with affiliated entities or other related parties.

The Corporate Governance Guidelines require that any proposed business relationship between the Company and one of the directors must be reviewed by the Board or the Audit Committee, including instances where the proposed relationship will be between the Company and an entity in which a Company director has a material direct or indirect interest. Under our Corporate Governance Guidelines, each director has the responsibility to exercise informed business judgment and to act in the interests of Talbots and its shareholders.

Copies of the Company’s Code of Business Conduct and Ethics, Audit Committee Charter and Corporate Governance Guidelines are available at the Investor Relations section of the Company’s website located at www.thetalbotsinc.com.

Certain Transactions with Related Persons.  Beginning in 1995, the Company established a stock repurchase program under which the Company has repurchased shares of its Common Stock in the open market from time to time. When the Company makes these open market purchases, AEON USA, the majority holder of the Company’s outstanding shares of Common Stock, may commit to participating in the stock repurchase program on a pro rata basis in order to maintain substantially the same percentage stock ownership of the Company between AEON USA and the public shareholders. During fiscal 2007, no shares were repurchased from AEON USA.

Talbots has an advisory services agreement with AEON USA under which AEON USA provides strategic planning and related advisory services to Talbots. AEON USA also maintains a working relationship on behalf of the Company with Japanese banks and other financial institutions as part of this agreement. AEON USA receives an annual fee of $250,000 plus expenses for these services. The amount of this annual fee has not changed since the Company’s 1993 initial public offering. During fiscal 2007, the Company incurred $85,895 (including benefits) for services provided by a Talbots employee whose duties primarily related to the administration of Talbots debt agreements with its Japanese lenders and certain accounting services required as a result of Talbots inclusion in AEON USA’s consolidated group. The Company also provides certain other routine tax and accounting services to AEON USA which are immaterial in amount.

The Company has a services agreement with Talbots Japan Co., Ltd., a subsidiary of AEON. Under this agreement, the Company provides Talbots Japan requested services on a cost reimbursement basis. The services provided by the Company to Talbots Japan are primarily in the merchandising and import operations areas. The Company also makes its merchandising and store management information systems available to Talbots Japan. Direct costs of the Company related to this arrangement are charged back to Talbots Japan. The amount billed by the Company to Talbots Japan relating to fiscal 2007 for these services and information systems were $595,951. Also in fiscal 2007, Talbots Japan purchased $14,188,258, of Talbots merchandise for sale in Talbots Japan stores. Payment terms to Talbots Japan under these arrangements are net-30 days. Interest at a rate equal to the Internal Revenue Service monthly short-term applicable federal rate (3.07% on February 2, 2008) accrues on amounts outstanding more than 30 days after the original invoice date. The largest amount outstanding during fiscal 2007, including interest of $5,922, was $4,629,696. During fiscal 2007, Talbots Japan paid the Company a total of $17,531,186, including interest of $150,422. On March 1, 2008, $1,645,402 was due from Talbots Japan, including interest of $6,635.

In connection with the Company’s 1993 initial public offering, the Company, through its wholly owned subsidiary, The Classics Chicago, Inc., (which was merged into The Talbots Group, Limited Partnership, a wholly owned subsidiary of Talbots, in fiscal 2007) purchased the Talbots trade name and certain other trademarks (the “Trademarks”) in all countries of the world (which the Company refers to as the territory) excluding Australia, New Zealand, Japan, China and certain other Asian countries (which the Company refers to as the excluded countries) from a subsidiary of AEON. Under the purchase agreement, The Talbots Group, Limited Partnership (as successor in interest to The Classics Chicago, Inc.) has the non-exclusive right, for a royalty equal to 1% of net catalog sales in the excluded countries, to distribute catalogs bearing the Trademarks and to make catalog sales in the excluded countries. This right may be terminated by AEON with four months notice. Talbots Japan is the non-exclusive licensee of the Trademarks in Japan and the other excluded countries. Under the agreement, AEON retains an approval right for any assignment by The Talbots Group, Limited Partnership of rights in the Trademarks in the territory. This retained right may be purchased by The Talbots Group, Limited Partnership should AEON attempt to sell or transfer its retained right or should AEON cease to own a majority of the Company’s voting stock. In such cases, The Talbots Group, Limited Partnership could purchase AEON’s retained right for the fair market value of such retained right or $2.0 million, whichever is less.

At the time of the Company’s 1993 IPO, AEON USA entered into a shareholder’s agreement with the Company. Under this agreement, the Company provides AEON USA with one demand registration right per year, subject to certain limitations. If AEON USA exercised its demand registration right, the Company would be required to register for resale under the Securities Act some or all of the Company’s Common Stock beneficially owned by AEON USA. The agreement also provides that if the Company proposes to register shares of Common Stock under the Securities Act for resale for its own account, AEON USA will have a right to request that the Company register AEON USA’s shares of the Company’s Common Stock. AEON USA would bear any incremental cost of registering its shares in such offering, and the Company and AEON USA would indemnify each other against certain liabilities under the Securities Act in connection with any such registration.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Our Compensation Committee has established the following goals in structuring compensation for our executives:

•	strengthen the link between pay and performance by providing a significant portion of earned compensation based on achievement against financial and operating performance goals;

•	tie incentive compensation opportunities to those performance measures that the Committee believes most correspond to increases in shareholder value and profitable growth; and

•	regularly assess our pay practices, pay mix, and target pay against peer companies and retail industry practices in order to structure (and rebalance as appropriate) executive pay to be competitive with the type of companies with whom we compete for executives.

Fiscal 2007 marked a year of significant change for Talbots:

•	In October 2007 we announced that we had begun a comprehensive strategic review to address, among other operating matters, store growth, productivity, non-core concepts, and distribution channels. We also reported that we were developing a comprehensive strategic plan with the goal of driving sustainable long-term profitable growth and improved operating performance;

•	In January 2008 we announced that we would exit the Talbots Kids and Talbots Mens business concepts;

•	In March and April 2008 we detailed our comprehensive strategic plan to revitalize our brands to restore profitable long-term growth.

Fiscal 2007 also marked a year of transition for our management team:

•	In February 2007 our Chairman, President and CEO Arnold Zetcher announced his intended retirement;

•	In June 2007, following a comprehensive search, we announced Trudy F. Sullivan’s appointment as our new President and CEO and director effective August 2007;

•	In late 2007 and early 2008 we filled a number of senior executive positions, including Chief Operating Officer; a new Chief Creative Officer, Talbots Brand; a new Executive Vice President, Chief Merchandising Officer, Talbots brand; a new President, J. Jill brand; and a new Executive Vice President, Chief Marketing Officer, Talbots brand.

With these senior management changes and our operating performance challenges and initiatives, in the second half of fiscal 2007 and into 2008 our Compensation Committee undertook an extensive review of our executive compensation program with our new CEO and our SVP Human Resources and with the Committee’s independent compensation consultant Pearl Meyer & Partners, culminating in a substantially revamped compensation program and structure beginning for our current 2008 fiscal year.

Our Committee’s new approach to our incentive compensation program is described in “Fiscal 2008 Compensation Matters” below.

The compensation paid and the annual and long-term incentive opportunities provided to our executives for fiscal year 2007 are described in “Fiscal 2007 Compensation Matters” below.

Role of the Compensation Committee and Management

The Compensation Committee is responsible for establishing, implementing, regularly reviewing and adjusting as appropriate the compensation program for our executive officers. The Committee is also responsible for ensuring that the total compensation paid to our executive officers is reasonable, competitive and performance-driven.

Since 2002, the Compensation Committee has retained Pearl Meyer & Partners to review our executive compensation program and to recommend changes. Pearl Meyer & Partners is retained exclusively by the Compensation Committee.

The Committee believes it is important to obtain from its compensation consultant and from Company management specific data and information concerning executive compensation practices, including:

•	benchmarking data of peer group and retail industry compensation levels;

•	benchmarking data of peer group and retail industry compensation structure and practices;

•	recommendations from its compensation consultant on compensation programs, competitive pay arrangements, pay mix, annual and long-term incentive opportunity alternatives, changes in the competitive marketplace, and the tax and accounting implications of various forms of compensation;

•	recommendations from our CEO and SVP, Human Resources on proposed pay arrangements, proposed new executive hire compensation packages, pay mix, performance evaluations, changes in executive responsibilities, and proposed annual compensation levels;

•	recommendations from our CEO, CFO and SVP, Human Resources on proposed performance measures and financial targets under our annual cash incentive plan; and

•	recommendations from the Committee’s compensation consultant and from our CEO and SVP, Human Resources concerning proposed long-term equity incentive award structure and levels.

The Committee considers all of this information and makes its decisions and judgments based on what it considers to be appropriate and in the best interest of the Company and all its shareholders.

Fiscal 2007 Compensation Matters

     Fiscal 2007 Benchmarking

The Committee regularly reviews the compensation paid to our executive officers to ensure that the compensation program remains competitive and performance driven relative to the retail industry in which we compete for executives. In performing this review, the Compensation Committee makes extensive use of benchmarking against peer group companies. In structuring compensation packages for newly hired executives, the Committee also considers the existing compensation arrangements of the executives being hired.

Prior to setting fiscal 2007 compensation levels and pay mix for our executive officers in early 2007, the Committee worked with Pearl Meyer & Partners to benchmark and compare compensation levels for our top eight executive officers (which included each of our named executive offices identified in the Summary Compensation Table (NEOs) other than our new CEO who began in August 2007) against our peer group companies as well as more general retail industry survey data considered by Pearl Meyer & Partners. For our fiscal 2007 executive compensation decisions, the Committee used the same peer companies and approach it had used for fiscal 2006. The Committee used this peer company benchmarking information, together with Pearl Meyer & Partners’ review of general industry data, to assist the Committee in determining the appropriate level and mix of annual and long-term compensation.

The compensation benchmarking peer group for 2007 was determined by the Committee in conjunction with Pearl Meyer & Partners. This peer group was intended to reflect companies in the same industry with whom the Company competes for executives. The companies in this “primary comparator group” also were selected based on similar size to Talbots in terms of revenues and market capitalization. Median annual revenue of the primary comparator group was $2.5 billion, compared to Talbots 2006 annual sales of $2.2 billion. Median market capitalization of the primary comparator group at the end of 2006 was approximately $3.6 billion, compared to Talbots market capitalization at that time of approximately $1.3 billion. Pearl Meyer & Partners also considered industry survey data in developing market consensus. For fiscal 2007, the primary comparator group consisted of the following companies:

Abercrombie & Fitch Co.	Liz Claiborne
American Eagle	Pier 1 Imports
Ann Taylor Stores	Polo Ralph Lauren
Bed Bath & Beyond	Ross Stores
Charming Shoppes	Sharper Image
Chico’s FAS	Stein Mart
Coldwater Creek	Williams-Sonoma

Going into fiscal 2007, market consensus positioning of base salary for the Company’s top eight executive officers was approximately 14% above market median, with a range from approximately 5% below median to approximately 42% above median. The salary of Talbots CEO at the time (Mr. Zetcher) was approximately 20% above market median and approximately equal to the 75th percentile. Although above market median, the Committee believed that this positioning was appropriate as it reflected the relatively long tenure of these executives.

The Compensation Committee has historically structured target annual cash compensation (which means base salary plus target annual cash incentive opportunity) to provide total annual cash compensation at approximately market median assuming target performance objectives are achieved. Going into fiscal 2007, the actual marketplace positioning of the target annual cash compensation for the top eight executive officers was approximately 7% above market median, ranging from 16% below market median to 38% above market median. The market position for Talbots CEO at the time was 11% above market median. Although above market median, the Committee likewise believed this level to be appropriate given the relatively long tenure of these executives.

The Compensation Committee has historically structured Talbots long-term incentive program to position target total remuneration (which means base salary plus target annual cash incentive opportunity plus the value of long-term incentives at target) in a range between market median and the 75th percentile. This positioning was intended to reflect the greater relative weight to be given to the long-term equity component of our executive compensation program. The Committee believed that to actually earn compensation at this level required significant annual growth in our share value, and share value growth ties directly to return to our shareholders. Less or no growth in our share value would result in total compensation significantly below marketplace positioning. The Committee believed this appropriately aligned our executives’ interests with our financial performance and with our shareholders’ interests.

Actual marketplace positioning of target total remuneration for these executive officers at the start of fiscal 2007 was approximately 18% below the 75th percentile. The CEO’s target total remuneration was approximately 42% below the 75th percentile. This reflected the decline in Talbots stock price, since equity awards granted in fiscal 2007 remained consistent with prior years’ levels in terms of size of award and were not increased to make up for the decline in stock price.

     Fiscal 2007 Pay Elements — Overview

The Company used three main components of compensation for fiscal 2007 compensation:

•	Base Salary

•	Annual Cash Incentive Opportunity

•	Long-Term Incentive Opportunity

In addition, the Company provides retirement, deferred compensation, perquisites and severance benefits to our NEOs.

     Fiscal 2007 Pay Elements — Details

Fiscal 2007 Base Salaries

The Compensation Committee reviews salaries of our executive officers annually, as well as at the time of new hirings and promotions. In establishing base salaries of new executive hires, the Committee primarily considers (i) market data provided by its consultant and (ii) the executive’s existing compensation package.

In annually reviewing base salaries, the Committee primarily considers:

•	Company performance;

•	market consensus positioning using benchmark data;

•	individual performance of the executive officer; and

•	general economic data.

Base salary increases for fiscal 2007 for the Company’s executive officers other than our CEO were initially recommended to the Compensation Committee by our CEO and SVP, Human Resources based on their evaluation and assessment of each individual’s level of responsibility and performance over the previous year. The CEO also provided his salary recommendation for the SVP, Human Resources, based on his assessment of performance, and the Compensation Committee evaluated the performance of the CEO, as it does each year.

Historically, salaries of our executive officers generally have been in line with our Company-wide merit increases and have not been adjusted substantially year to year except to reflect changes in benchmarking or when an executive assumes larger or different responsibilities.

Going into fiscal 2007, base salaries of our top eight executives were on average approximately 14% above market median. After considering

•	marketplace position,

•	the Committee’s assessment of Company financial performance and individual performance for the prior fiscal year, and

•	the range of merit increases approved for Company associates,

the Committee approved base salary increases for our executive officers ranging from 0% to 5%. These increases averaged approximately 3.2% for the six top executives being considered for annual salary adjustment, including a 2% increase for our CEO. Annual salary increases totaled $171,144 for the ten executive officers being considered for annual salary adjustment.

Fiscal 2007 Annual Cash Incentive Compensation

Annual incentive compensation for fiscal 2007 for all executive officers including our CEO was determined under our MIP, which was the Company’s annual cash incentive plan for fiscal 2007 and prior years.

For fiscal 2007 and prior years, the annual cash incentive program was structured to provide target annual cash compensation (base salary plus target annual cash incentive compensation) in a range tied to market median, which would provide a competitive level of compensation and provide incentive to our executive group to satisfy the Company’s annual financial goals.

Under our MIP executives have historically had a range of potential awards ranging above, at, and below target levels. Specifically, awards under the MIP were based on a combination of (i) award opportunities expressed as a percentage of base salary (our “incentive participation rate”), (ii) Company financial performance ratings and (iii) an individual performance multiplier. MIP awards for fiscal 2007 were determined under the following formula:

Base Salary × Incentive Participation Rate × Company Rating × Individual Performance Multiplier

The following example illustrates how the MIP historically applied for an executive officer with a base salary of $425,000, an incentive participation rate of 33% of base salary, a target Company performance rating of 1.0, and an individual performance multiplier of 1.3.

Base Salary	×	Incentive Participation Rate	×	Company Rating	×	Individual Multiplier Rating	=	MIP Award
$425,000		33%		1.0		1.3	=	$182,325

For fiscal 2007 “incentive participation rates” against base salary ranged from 33% for certain executive officers and up to 60% of base salary for the CEO.

The “individual performance multiplier” was a subjective grading for each executive based on individual performance, and ranged from 1.5 (outstanding performance) to 0.6 (below expectations). The performance rating for each of our executive officers was pre-established at 1.5, but the Committee had the ability to exercise its discretion (consistent with the requirements of IRC Section 162(m)) to reduce this rating if the executive’s individual performance was not commensurate with a maximum performance rating.

“Company rating” was tied to achievement of Company financial performance targets compared to the annual financial budget approved by the Board. For fiscal 2007, the Committee continued to use income as the Company performance measure as it represented one of the principal financial measures in assessing shareholder value creation.

The Company rating against income goals historically ranged from a “threshold” financial performance rating of 0.5, to a “target” financial performance rating of 1.0, to a maximum financial performance rating of 1.8. Failure to meet “threshold” level of the Company financial performance would result in no MIP award for the year.

The Committee structured fiscal 2007 performance goals to require accountability based on each executive’s role in the combined Company (Talbots brand; J. Jill brand; and shared responsibilities). Our CEO and SVP, Human Resources, with the outside assistance of Watson Wyatt Worldwide, which provides consulting services to Company management, recommended a structure to the Committee which took into account these organizational responsibilities. Based on this recommendation and its own discussions, the Committee established the following allocations for fiscal 2007:

	Responsibilities	Fiscal 2007 Performance Measure

A.	Talbots shared services	The Talbots, Inc. net income (100%)
B.	Talbots and J. Jill brands senior executives	The Talbots, Inc. net income (25%) Talbots brand or J. Jill brand (as applicable) operating income (75%)
C.	Talbots brand executives	Talbots brand operating income (100%)
D.	J. Jill brand executives	J. Jill brand operating income (100%)

All NEOs were included in A and B above.

The “target” level for MIP financial performance goals has historically been equal to our Board-approved financial budget, which is established early each year and sets the Board’s financial expectations for the year, including for total net income and brand income. For our fiscal 2007 MIP, targeted income levels for The Talbots, Inc. and for each of Talbots brand and J. Jill brand were preliminarily developed for the fiscal 2007 MIP consistent with this approach. “Threshold” performance historically has been 50% of target financial performance and “maximum” performance historically has been 120% of target financial performance. The preliminary fiscal 2007 MIP financial targets were: The Talbots, Inc. net income $64.9 million; Talbots brand operating income (before tax and interest expense) $241 million; and J. Jill brand operating income (before tax and interest expense) $19.3 million.

Because the Company’s financial performance during fiscal 2007 was significantly below financial expectations, including at the time final MIP financial targets would have been finally approved by the Committee, no final MIP financial targets were approved by the Committee. Accordingly, no MIP awards were earned or payable for fiscal 2007 for any executives, including the NEOs.

Certain executives were entitled to a fiscal 2007 guaranteed bonus as part of their negotiated employment agreements. For those NEOs who were contractually entitled to a fiscal 2007 bonus, see our Summary Compensation Table and “Other Fiscal 2007 Compensation Matters” below.

Long-Term Incentive Program — Fiscal 2007 Equity Awards

Talbots long-term equity incentive awards are made annually and for fiscal 2007 were entirely composed of (i) stock options, (ii) performance accelerated restricted stock (PARS), and (iii) in certain instances, such as promotions or other special circumstances, time-vested restricted stock. The Committee uses equity awards for its long-term incentive plan because:

•	increases in value of equity awards tie directly to increases in shareholder value;

•	the potential for future equity growth in equity incentive awards over time, combined with vesting over a period of years, promotes retention and management stability; and

•	Talbots corporate buyback programs historically reduced or eliminated the dilution impact resulting from the issuance of shares under our equity incentive award plans.

Beginning in fiscal 2003 the Compensation Committee reduced annual stock option grants for each executive officer by approximately 30%-50%. The Committee also generally eliminated restricted stock grants (except in special circumstances) and in their place, from fiscal 2003 through fiscal 2007, the Committee substituted PARS having a value approximately equal to the value of the eliminated awards. From fiscal 2003 through fiscal 2007 our equity awards reflected this same general allocation between stock option grants and PARS.

Annual equity award levels for our executive officers vary based on position level within the Company. Target value of annual equity grants (stock options and PARS) under our long-term incentive program has been structured by the Committee to provide target total remuneration (base salary, target annual incentive compensation, plus target long-term awards) at or above the 75th percentile of the market group. Because long-term incentive awards consist entirely of equity, actual total remuneration realized by an executive is directly impacted (up or down) by actual increases or decreases in our stock price.

For fiscal 2007, our former CEO was granted 150,000 stock options and 50,000 shares of PARS, and the range of equity awards for our other executive officers ranged from 90,000 stock options and 30,000 PARS shares to 35,000 stock options and 12,500 PARS shares.

The vesting schedule for our annual stock option grants have generally been set as one-third annual vesting over the first three years of a ten year option term. Holders of unexercised stock options have no rights as shareholders and, therefore, may not vote and are not entitled to dividends.

The vesting schedule for our PARS grants have been cliff vesting at the end of a five year service period, subject to possible earlier vesting at the end of three years based on Talbots three year return on net assets (RONA) measured against a peer group of retail companies.1 RONA is defined as (a) net income, divided by (b) total average assets less total average current liabilities. Under the terms of these PARS, if Talbots relative RONA performance meets or exceeds the 50th percentile but not the 75th percentile of the retail group, then one-half of the PARS vest after three years from grant date. If Talbots relative RONA performance exceeds the 75th percentile of the retail group, then all of the PARS vest after three years from grant date. Holders of outstanding PARS have the right to dividends and to vote.

 1 The retail companies include The Children’s Place, AnnTaylor Stores, Charming Shoppes, Chico’s FAS, Coldwater Creek, The Gap, Gymboree, J. Crew, Limited Brands, Nordstrom, and Too, Inc. The peer group was originally selected in 2003 by the Compensation Committee, with the assistance of management and the Committee’s then compensation consultant Watson Wyatt Worldwide, Inc. The Committee considered this to be an appropriate peer group of retailers for financial return comparison. This retail group has been adjusted since 2003 to reflect changes, such as when entities are acquired or have become private.

Personal Benefits (Perquisites)

The Company provides our executive officers with perquisites that the Company and the Committee believe are reasonable and consistent with the overall compensation program.

Under our perquisites program, executive officers are generally eligible to receive certain personal benefits, including an annual physical exam and financial counseling (from $2,500 to $4,500 annually, with any unused amount carried forward to the executive’s financial counseling allowance for the subsequent fiscal year). The Company also paid for a luncheon club membership for our former CEO (Mr. Zetcher) which was generally used for business or other similar private meetings. Ms. Mandell, our EVP, Stores, Talbots brand, is provided a housing allowance due to the distance between her permanent residence and Company headquarters, together with commuting expenses between her residence and Company headquarters. The Committee approved a separate perquisite allowance for our new CEO, as well as one-time relocation benefits. See “Other Fiscal 2007 Compensation Matters” and the Summary Compensation Table below.

The Company also provides a Company auto or auto allowance. For fiscal 2007 the CEO and our other NEOs were eligible for a Company provided auto at a cost of $49,700 for our CEO and between $39,700 and $42,800 for our other executive officers, once every two years. Alternatively, executive officers are entitled to a Company leased car at an equivalent cost. The Company reimburses expenses associated with the Company leased auto.

As a part of his employment agreement entered into in 1993, our former CEO (Mr. Zetcher) was entitled to have his spouse accompany him on business travel, and the Company paid for or reimbursed him for the costs of this spousal travel. The Company also reimbursed the CEO for costs associated with a residential security system. See the Summary Compensation Table below.

The Audit Committee of the Board had approved a policy under which, for security, personal safety, and business efficiency reasons, our former CEO was authorized to use our fractionally-owned corporate aircraft for personal as well as business travel. Our new CEO does not use the corporate aircraft for personal use and the Company is in the process of selling its fractional interest in the corporate aircraft.

Our former CEO and one other executive officer and one former executive officer are participants in a separate insured executive medical plan. The health coverage for these individuals is the same coverage that was in effect for them under a prior employer’s (General Mills) health plan at the time the Company was acquired from General Mills in 1988. As part of their continuation with the Company after the acquisition, these executives were promised continuing health plan coverage on the same terms as under the General Mills plan. Under this insured executive medical plan, the participant and his eligible dependents are not required to pay deductible or co-pay amounts or contribute toward insurance premiums. Each of these executives will also continue to be covered under this insured plan upon retirement for his life and his spouse’s life. Each executive currently satisfies the retirement eligibility conditions and therefore is fully vested and is entitled to retiree coverage under this plan upon separating from employment. During retirement, upon becoming eligible for Medicare, Medicare will become the primary payer under the plan.

Retirement Benefits

The Company sponsors various benefits programs designed to assist retirement.

All of our current NEOs are eligible or will become eligible to participate in Talbots defined benefit pension plan and the Retirement Savings Voluntary Plan (RSVP). The pension plan and the RSVP are tax-qualified plans. In addition, each of our current NEOs is eligible or will become eligible to participate in our Supplemental Retirement Plan, our Supplemental Savings Plan and our Deferred Compensation Plan, which are non-qualified plans. A summary of the terms and provisions of each of these plans is included under “Supplemental Retirement Plan”, “Supplemental Savings Plan” and “Deferred Compensation Plan” below.

Other Fiscal 2007 Compensation Matters

     Employment Arrangement for our new CEO (Trudy Sullivan)

In February 2007 Arnold Zetcher announced his intention to retire as Talbots CEO. The Board promptly formed a search committee to consider potential external and internal CEO candidates. Following an extensive CEO search, the Board concluded that Trudy Sullivan was both an exceptional candidate and embodied all of the characteristics and experience the Board was looking for in a new CEO.

The Compensation Committee recognized that in order to secure Ms. Sullivan as Talbots new CEO, the compensation package provided to her would need to be at least competitive with her existing employment arrangement at her then employer. As a result, her compensation arrangement was structured based on an analysis by the Committee’s compensation consultant of:

•	the executive’s existing compensation arrangement with her then employer, including her existing base salary, target annual incentive opportunity, long-term cash and non-cash incentive opportunity, perquisites, and retirement benefit opportunity;

•	her outstanding vested and unvested cash and non-cash compensation awards which potentially would be forfeited upon accepting Talbots CEO position; and

•	her other existing benefits and entitlements in her existing employment.

The Committee also reviewed throughout the negotiation process a wealth accumulation analysis prepared by its compensation consultant which summarized potential cash and equity values which the executive might earn or accrue over the course of her employment until assumed normal retirement. The wealth accumulation analysis factored in both the initial employment proposals as well as assumed target compensation over the term of employment until assumed normal retirement.

The Committee also reviewed and considered as part of its review and the negotiation process, competitive CEO compensation data (consisting of base salary, target annual bonus, and the value of long-term incentive awards) provided by Watson Wyatt Worldwide at the request of the Compensation Committee and our SVP, Human Resources. The 14 peer group companies used by Watson Wyatt Worldwide were: Liz Claiborne, American Eagle Outfitters, AnnTaylor Stores, Abercrombie & Fitch Co., Chico’s FAS, Polo Ralph Lauren, Ross Stores, Stein Mart, Bed Bath & Beyond, Charming Shoppes, Coldwater Creek, Pier 1 Imports, Sharper Image and Williams-Sonoma. The executive’s initial base salary and target annual incentive opportunity placed her in approximately the 60th percentile of this peer group.

The initial special cash inducement award of $3,052,000 provided to the executive was recommended to the Committee by its consultant and was intended to be equivalent to the cash payment to which the executive would have been entitled from her prior employer if she were to exercise a walk-away option with that employer during a window period in the 2007 second half, which by accepting Talbots CEO position would be forfeited.

The initial equity inducement grants provided to the executive were recommended to the Committee by its consultant and were intended to replace the executive’s outstanding unvested equity awards which would be forfeited in accepting Talbots CEO position.

The Committee provided the executive a guaranteed bonus for fiscal 2007 based on its determination and its consultant’s recommendation to provide an award equivalent to the target potential annual incentive opportunity at the executive’s prior employer as well as to cover the remaining 2007 period as she began a comprehensive strategic review of Talbots operations.

The Committee also agreed to provide a potential $1.8 million “contingent” make-whole payment to the executive in consideration of certain outstanding vested awards which the executive had earned at her prior employer, but which could potentially have been forfeited in accepting the Talbots CEO position. All earned awards in fact were received by the executive from her prior employer and no make-whole payment was made.

The executive is entitled to participate in the Talbots defined benefit retirement plan and SERP. At the Committee’s request, Watson Wyatt Worldwide reviewed retirement plan practices of this same peer group as well as the retirement program at her prior employer and Talbots defined retirement benefit program. Based on this analysis the Committee determined not to offer any enhanced retirement benefit. The Committee agreed that if the Company in the future materially reduced or eliminated its defined benefit SERP for the executive, the Company would provide a substantially comparable replacement benefit as reasonably determined by the Committee.

Upon a change in control as defined in Talbots equity plan, all of the executive’s then outstanding equity awards immediately vest. This is consistent with the terms of Talbots existing equity plan.

The Committee provided two years of severance protection to the executive based on the recommendation of its consultant that this protection was reasonable in light of general industry practices.

The executive is entitled to be grossed-up in the event of any excess parachute payment in connection with a change in control, provided that any gross-up payment would be cut back if the payment exceeds the “parachute tax” level by 10% or $350,000 whichever is less. These terms are consistent with the executive’s entitlement at her prior employer. The Committee also negotiated an 18-month non-competition and non-solicitation covenant for the executive as well as a potential “clawback” of certain equity award gain and severance payments for any breach of such covenant.

Consistent with Company practice for equity grants for new hires, her initial stock option and restricted stock awards were granted as of her employment commencement, August 7, 2007, which was shortly in advance of the Company’s August 9, 2007 sales release which reported lower than expected revenues for the second fiscal quarter.

The executive has the right to receive certain perquisites under her employment agreement, including commuting expenses between her existing residence in New York and Company headquarters and financial planning expense, provided the total annual amount does not exceed her $250,000 perquisite allowance. Under this arrangement, the Company will provide Ms. Sullivan with or reimburse her for the benefits enumerated above up to a limit of $250,000 per year (pro-rated for partial years). The executive is also entitled to an annual automobile allowance (consistent with the Company’s automobile allowance policy) and to one-time relocation benefits under the Company’s executive relocation policy. These perquisites and the annual perquisite limit were the result of negotiations. The Committee considered this benefit package reasonable for a CEO in this industry based on discussions with its compensation consultant and the need for the new CEO to spend substantial periods of time between New York City and Company headquarters.

A summary of our CEO’s employment agreement is included in “Potential Payments Upon Termination of Employment or CIC — Employment Agreement for Trudy Sullivan” below.

     Appointment of Philip Kowalczyk as Chief Operating Officer

In October 2007 the Board appointed Philip Kowalczyk to the newly-created position of Chief Operating Officer. The Compensation Committee increased his base salary to $725,000, which the Committee’s compensation consultant recommended as being within a range of benchmark median and the 75th percentile. The Committee also granted 53,476 shares of restricted stock based on the executive’s importance to the organization in his new position. The Committee set this share award at the level that it believed was sufficient to ensure the executive’s retention relative to our CEO transition. The award vests over a two-year period. The Committee also required and negotiated an expanded non-competition covenant.

For the first two years of his new agreement, the executive’s severance protection is 24 months (increased from 18 months), to account for the change in CEO and our strategic initiative transition period. This period is consistent with the severance protection period for the CEO and was also recommended to the Committee by its consultant as consistent with general industry practice. Following that initial 24 month period, the executive’s severance protection returns to the original coverage period. The Committee also included in his employment agreement tax gross-up protection in the event of any parachute payment on a change in control, consistent with the same protection provided in our CEO’s agreement.

A summary of our COO’s employment agreement is included in “Potential Payments Upon Termination of Employment and CIC — Employment Agreement for Philip Kowalczyk”.

     Retirement of Arnold Zetcher

In February 2007 Mr. Zetcher announced his plan to retire as President and CEO. He agreed to continue as Chairman of the Board and as a director until March 31, 2008. Mr. Zetcher’s compensation and benefits for the period from when he ceased employment in August 2007 (with the appointment of our new CEO) through March 31, 2008 were provided pursuant to his employment agreement.

In connection with Mr. Zetcher’s transition from President and CEO, and his continuation as Chairman of the Board and a director until March 31, 2008 and his availability to our new CEO, the Board of Directors also agreed to provide Mr. Zetcher (i) continued use by the executive and his spouse of the Company aircraft through the end of fiscal 2007 in connection with Board, CEO transition and National Retail Federation (NRF) activities and certain limited personal use, (ii) continued participation in his current executive medical and dental plan and executive automobile program during this period, (iii) reimbursement of travel and out-of-pocket expenses in connection with Board and NRF activities for the executive and spouse until March 31, 2008, (iv) continued secretarial and other technology, communications and administrative support until March 31, 2008 and (v) retention of his computer, fax and related telecommunications equipment. The three year option exercise period applicable to his outstanding stock options commenced at the end of fiscal 2007 (but in no event beyond the original expiration date of any option). The Board considered these accommodations to be reasonable and consistent with prior discussions concerning CEO succession and transition.

     Executive Severance Arrangements

In August 2007 the Compensation Committee approved a severance program for our senior executives at the level of Vice President and above (other than our CEO and COO, who are covered under separate employment agreements). Under this program, covered executives are entitled to severance protection between a range of 1.5 times base salary (EVP level), 1.0 times base salary (SVP level), and 0.5 times base salary (VP level), plus continuation of health and welfare benefits for the severance period at the executive’s same participation rate. This severance arrangement covers any employment termination by the Company without cause or by the executive for good reason which occurs within two years of the effective date of this program. The Compensation Committee, working with our CEO and SVP, Human Resources, believes that severance protection for this executive group is important in order to allow the management team to remain focused on their responsibilities in a time of turnaround and CEO transition. The level of severance protection was determined based on the recommendation of our CEO and SVP, Human Resources following a review of severance practices in the retail industry and general market data considered by Watson Wyatt Worldwide, which provides compensation consulting services for Company management.

Each of our current NEOs (other than our CEO and COO, who are covered under separate employment agreements) has a change in control agreement which provides twelve month severance and benefit protection in the event employment is terminated without cause within twelve months following a change in control.

Information regarding applicable severance payments for all NEOs is provided under the heading “Potential Payments Upon Termination of Employment or CIC” below.

Fiscal 2008 Compensation Matters

Beginning with the appointment of Talbots new CEO in mid-2007, the Compensation Committee began an extensive evaluation of our annual and long-term executive incentive compensation program. The goal was to substantially improve driving shareholder value.

In establishing the fiscal 2008 incentive compensation program for the Company’s management, including all executive officers, the Compensation Committee worked extensively with its independent compensation consultant, Pearl Meyer & Partners, and our CEO, CFO and SVP, Human Resources.

At the Committee’s request, its consultant studied incentive compensation programs at 31 peer companies.* The study concluded that:

•	the CEO’s allocation between base salary (44%) and target annual incentive opportunity (56%) mirrored market median of the study group.

•	the CEO’s allocation between base salary/target annual incentive opportunity (50%) and long-term incentive opportunity (50%) also mirrored market median of the study group.

•	the current allocation for Talbots NEO group (excluding the CEO) between base salary (66%) and target annual incentive opportunity (34%) was weighted more toward base salary than the study group (55% base salary/45% target annual incentive opportunity).

•	The current allocation for Talbots NEO group (excluding the CEO) of total direct compensation (salary, target annual incentive opportunity and long-term incentive opportunity) placed greater weight on long-term incentive opportunity (59%) than annual incentive opportunity (14%) compared with the study group (47%/24%).

*	The peer companies comprising this study were:

Abercrombie & Fitch Co.	Guess	Quiksilver
Aeropostale	Gymboree	Ross Stores
American Eagle Outfitters	J. Crew	Saks Incorporated
AnnTaylor Stores	Jones Apparel Group	Sharper Image
Bed Bath & Beyond	Kenneth Cole Productions	Stein Mart
Charming Shoppes	Limited Brands	Tiffany & Co.
Chico’s FAS	Liz Claiborne	Timberland Company
Children’s Place Retail Stores	Nordstorm	Tween Brands
Coach	Pier 1 Imports	Urban Outfitters
Coldwater Creek	Polo Ralph Lauren	Williams-Sonoma
The Gap

The study also reflected that the maximum annual incentive award opportunity for a majority of the retail comparators was 200% of the target award.

The Committee believed that the annual incentive program should be sufficiently flexible (i) to allow performance measures and weightings to evolve as business conditions change and (ii) to give priority to achieving our near term strategic goals.

The Committee also concluded that “target” annual incentive opportunity levels should continue to be developed at market median.

The individual performance multiplier of the prior MIP (which had ranged up to 150% of the computed award) has been eliminated under the new program. The Committee believed that this subjective performance evaluation provided a potential “add on” to the annual incentive program without sufficient structured performance goals. Instead, the Committee built into the new program specific individual performance goals to be set for each participant. Failure to meet these individual business unit/strategic initiative goals will result in a decreased award.

The Committee also determined to reassess the peer comparator group for competitive analysis in order to ensure that the peer comparator group better reflects the qualities and characteristics which the Committee believes Talbots should reflect.2

[2]	The Committee approved the following primary comparator group for fiscal 2008 executive compensation benchmarking, based on an analysis and recommendation of its compensation consultant:

Abercrombie & Fitch Co.	Coldwater Creek	Nordstrom
American Eagle Outfitters	The Gap	Polo Ralph Lauren
AnnTaylor Stores	J. Crew	Tiffany & Co.
Chico’s FAS	Liz Claiborne	Williams-Sonoma
Coach	Macy’s

Fiscal 2008 Annual Incentive Program

Based on this review, for fiscal 2008 and likely for fiscal 2009 and fiscal 2010, the Committee established a program designed to tie 2008 annual bonuses directly to achievement of our strategic initiatives and turnaround plan. The Committee established two components of this program:

•	a substantially modified Management Incentive Plan (MIP) portion of the annual program; and

•	a new Turnaround Incentive Plan (TIP) which applies to fiscal 2008 and is expected to apply for fiscal 2009 and 2010.

The MIP portion of the new program targets those performance measures (income from continuing operations and return on invested capital) which the Committee believes all MIP participants contribute toward and which directly drive profitability and shareholder return. The MIP portion of the program also includes individual performance goals which target each executive’s own area of responsibility and measures individual performance against goals set for the executive at the beginning of the year. For executives covered by both MIP and TIP for fiscal 2008, approximately 60% of the annual target incentive opportunity will be based on achieving MIP performance targets.

The TIP portion of the new program was created to address the expected transition period for achieving the Company’s strategic initiatives and turnaround plan. The Committee believes that during this expected three-year transition period, the new TIP component, combined with the on-going MIP, will better result in achieving our turnaround objectives, strategic initiatives and long-term profitable growth.

The TIP sets cost savings goals for those particular senior executives who have the decision-making authority to achieve these initiatives, over and above the cost savings amounts which have already been included in our 2008 annual financial budget. For those particular senior executives, 40% of their annual target incentive opportunity will be based on achieving these additional cost initiatives for fiscal 2008.

If “target” performance is achieved for both MIP and TIP performance goals, 100% of the target award would be earned for the year (that is, the individual’s “incentive participation rate” times the executive’s base salary, with 60% of the amount earned attributable to the MIP and 40% of the amount earned attributable to the TIP).

The individual “incentive participation rates” were established generally at market median against the primary comparator group and general survey data considered by its consultant as follows:

Executive	Incentive Participation Rate

CEO	120% of base salary
COO	75% of base salary
EVP level	50% - 75% of base salary
SVP level	35% - 50% of base salary

The Committee set the maximum annual award opportunity at 200% of the target award. The Committee believed that this potential maximum award, if achieved against the maximum performance goals set by the Committee, would provide significant upside opportunity to participants for achieving outstanding performance and at the same time would likely generate material incremental value to Talbots shareholders. The Committee also eliminated the “individual performance multiplier” of the prior annual incentive program, which was a subjective grading of individual performance. As a result, annual incentive awards are based solely on achievement of performance goals.

MIP component of annual cash incentive program.  The MIP portion of the fiscal 2008 annual cash incentive program has three objective performance goals: (1) income from ongoing operations (60% MIP weighting); (2) return on invested capital (ROIC) (20% MIP weighting); and (3) individual/business unit objectives (20% MIP weighting).

The Committee set the fiscal 2008 target performance goal for income from continuing operations equal to the Board-approved fiscal 2008 financial budget for income from continuing operations (as adjusted for cost savings included in the TIP portion of the annual incentive program). The threshold performance goal for fiscal 2008 is 80%

of this target financial goal and would, if achieved, result in substantial profit growth for fiscal 2007. The maximum performance goal is 130% of the target financial goal. ROIC is calculated as (i) income from continuing operations, divided by (ii) the sum of average long-term debt and average equity. The fiscal 2008 target performance goal for ROIC was set at an amount equal to the amounts included in the Board-approved financial budget for fiscal 2008 (as adjusted for cost savings included in the TIP portion of the annual incentive program). The threshold performance goal for fiscal 2008 is 80% of the target financial goal, and the maximum performance goal is 130% of the target financial goal.

TIP component of annual cash incentive program.  The objective performance goals under the TIP for fiscal 2008 are based on realized cost savings expected to be generated from particular strategic initiatives being implemented, including targeted savings expected from operating expense efficiencies, from asset rationalizations, and from discontinued operations (the closing of our Kids and Mens businesses). The target performance goal for fiscal 2008 savings is consistent with our publicly disclosed goal of reducing our cost structure by a minimum of $100 million by the end of fiscal 2009. The threshold performance level was set at 80% of the target financial goal and the maximum performance goal was set at 130% of the target financial goal. To avoid double-counting, the financial impact of these targeted cost savings, if achieved, has been eliminated from the performance targets for income from continuing operations under the MIP.

Fiscal 2008 Long-Term Equity Incentive Program.  The Committee also reviewed the Company’s long-term equity incentive program for fiscal 2008 and determined that the equity program would consist of: (i) time-based restricted stock awards for all participants and (ii) stock options for certain senior executive levels, including all executive officers.

The Committee’s compensation consultant recommended that emphasizing time-based restricted stock grants significantly promoted executive retention. The Committee believes that executive retention is extremely important during a turnaround transition period, particularly with the significant changes which occurred in the Company’s management team in the fiscal 2007 second half. The Committee also recognized the highly competitive market for senior retail executives. The Committee expects to consider performance-based restricted stock in future periods, after the Company’s current strategic and turnaround initiatives have been implemented.

The Committee also believes, consistent with the recommendation of its consultant, that continuing stock option grants for those senior executives directly responsible for achieving our strategic initiatives and turnaround goals is prudent and provides added incentive to create long-term, sustainable value growth.

The Committee’s fiscal 2008 equity grants were made consistent with the prior year grants. That is, fiscal 2008 grants were made without compensating for the decrease in share value in the period following the fiscal 2007 grants.

Timing and Pricing of Equity Grants

The Compensation Committee historically grants equity awards once each year coinciding with its regularly scheduled first quarter Compensation Committee meeting. Other equity grants are made by the Committee during the course of the year at the time of promotions or new hirings or other special circumstances.

The Committee approved 2007 equity grants (stock options and PARS) at its regularly scheduled first quarter meeting on March 1, 2007. These equity awards were granted with an effective date of March 9, 2007. All of these stock options and PARS were granted at the fair market value of the Company’s common stock on the grant date. Fair market value on the grant date means the closing NYSE stock price on the grant date.

The March 9, 2007 grant date was established by the Committee at its regular March 1, 2007 meeting and the grant date immediately followed the Company’s fourth quarter and full year earnings release, which reported actual 2006 fourth quarter earnings in line with the Company’s 2006 fourth quarter outlook. A similar procedure was used for 2005 and 2006 annual equity grants. The Company’s practice of granting annual equity awards effective immediately following the public release of quarterly earnings, and shortly following a regularly scheduled Compensation Committee meeting, has been intended to avoid any potential appearance of inappropriately timing equity awards.

Adjustment or Recovery of Awards

The Company has not created a particular policy to recover any incentive payments if the relevant performance measures and financial targets on which they were based are restated or otherwise adjusted in a manner that would reduce the size of a payment already made. The Board would review this, if and when a situation arose.

Under Section 304 of the Sarbanes-Oxley Act, if the Company is required to restate its financial results due to material noncompliance with any financial reporting requirements as a result of misconduct, the CEO and CFO could be required to reimburse the Company for (1) any bonus or other incentive-based or equity-based compensation received during the twelve months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of securities of the Company during those twelve months.

Consideration of Prior Amounts Paid or Realized

Actual pay earned by our executive officers in prior years from annual incentive opportunities and long-term equity compensation is not specifically taken into account by the Committee in making the current year’s compensation decisions for (i) salary increases, (ii) target annual incentive compensation, or (iii) target long-term equity compensation. The Committee also does not specifically adjust a current year’s target annual incentive compensation in order to reflect the prior year’s actual earned bonus. Instead, the Compensation Committee has annually used benchmarking data to assist it in making a current year’s compensation and compensation target opportunities competitive.

Stock Ownership Guidelines

The Board of Directors has not established share ownership requirements for executives, but has implemented share ownership requirements for all non-employee directors.

Tax and Accounting Considerations

The Compensation Committee considers the deductibility of executive compensation under Internal Revenue Code (IRC) Section 162(m), which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain executives unless such compensation qualifies as performance-based within the meaning of Section 162(m). The Compensation Committee’s general policy is to structure executive compensation (including target awards under our annual cash incentive program and stock option grants) to be tax deductible. However, the Compensation Committee also believes that under some circumstances, such as to attract or retain key executives or to recognize outstanding performance, it may be important to compensate one or more key executives above tax deductible limits.

Base salary is fixed each year and is not “performance-based” within the meaning of IRC Section 162(m). Likewise, although the vesting provisions of PARS may result in earlier vesting based on satisfaction of certain pre-established performance criteria, the PARS awards do not qualify as “performance-based” under IRC Section 162(m) because the amount of the award is not based solely on the increase in the value of the stock after the grant date. Time-vested restricted stock awards also do not qualify as “performance-based” under IRC Section 162(m).

IRC Section 274(e) was amended by the American Jobs Creation Act of 2004 to limit the corporate tax deductibility of personal use of corporate aircrafts, which the Compensation Committee has taken into account.

Beginning in fiscal 2006, the Company began accounting for stock-based compensation including stock options, PARS, and time-vested restricted stock, in accordance with Statement of Financial Accounting Standards No. 123 (revised), Share-Based Payment (“SFAS No. 123R”). The Committee did change its approach to granting stock options as a result of the new stock option expense rules under SFAS No. 123R, and did not alter vesting or other stock option provisions in order to seek to realize more favorable treatment under these non-cash accounting rules at the expense of what it considers to be an appropriate long-term equity compensation program.

COMPENSATION COMMITTEE REPORT*

The Compensation Committee of the Company has reviewed and discussed with management the above Compensation Discussion and Analysis and, based on its review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee
of the Board of Directors

Gary M. Pfeiffer (Chairperson)
Tsutomu Kajita
Susan M. Swain

* This Report of the Compensation Committee is not deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Securities Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either of such Acts.

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2007

The following table provides information concerning the compensation of the Chief Executive Officer, the Chief Financial Officer, the three other most highly compensated executive officers, and certain former executive officers (the NEOs).

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
							Change in
							Pension Value
						Non-Equity	and Nonqualified
				Stock	Option	Incentive Plan	Deferred	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	Earnings ($)	($)	($)

Trudy F. Sullivan	2007	500,000	1,000,000	1,541,567	377,000	0	—	3,511,662	6,930,229
President and Chief Executive Officer
Arnold B. Zetcher,	2007	615,573	—	1,200,127	1,800,980	—	—	2,205,371	5,822,051
Former Chairman, President and Chief Executive Officer	2006	1,197,792	—	990,863	2,049,979	359,300	—	395,433	4,993,367
Edward L. Larsen,	2007	423,024	—	269,308	347,151	0	106,494	30,326	1,176,303
Senior Vice President, Finance, Chief Financial Officer and Treasurer	2006	403,869	—	242,313	453,032	86,600	97,363	33,657	1,316,834
Philip H. Kowalczyk,	2007	684,543	—	543,376	944,310	0	44,558	56,403	2,273,190
Chief Operating Officer	2006	596,334	—	300,677	758,631	176,600	43,187	46,141	1,921,570
Michele M. Mandell,	2007	426,123	—	430,893	595,115	0	161,467	69,203	1,682,801
Executive Vice President, Stores, Talbots Brand	2006	413,712	—	387,701	776,626	134,500	142,171	95,566	1,950,276
Richard T. O’Connell, Jr.,	2007	406,292	—	298,379	409,304	0	80,413	28,742	1,223,130
Executive Vice President, Legal and Real Estate and Secretary
Olga L. Conley,	2007	54,808	—	53,225	—	—	18,562	1,204,593	1,331,188
Former Executive Vice President, Administration

The information in the following footnotes explains the amounts reflected in the Summary Compensation Table for fiscal 2007. Unless otherwise specifically noted in the below footnotes, information regarding the amounts reflected for fiscal 2006 can be found in our proxy statement relating to last year’s Annual Meeting of Shareholders, filed with the SEC on April 23, 2007.

Salary and Non-Equity Incentive Plan Compensation (Columns (C) & (G))

The NEOs may defer a portion of their salary (column (C)) and annual cash incentive award (column (G)) into the Company’s RSVP (401(k) savings plan), Supplemental Savings Plan and Deferred Compensation Plan.

Ms. Sullivan’s employment commencement date with the Company was August 6, 2007. Accordingly, the amount shown in column (C) is the salary paid to Ms. Sullivan from this date through the end of the fiscal year. Ms. Sullivan does not receive any compensation for her service as a director of the Company.

Mr. Zetcher ceased serving as President and Chief Executive Officer effective August 6, 2007. Mr. Zetcher remained the Chairman of the Board of Directors until March 31, 2008, but received no compensation in this role. The amount shown in column (C) represents Mr. Zetcher’s salary while employed as the President and Chief Executive Officer of the Company.

Mr. Kowalczyk served as President of J. Jill from May 3, 2006 until October 4, 2007, at which time he became the Chief Operating Officer of the Company. The salary increase in connection with Mr. Kowalczyk’s appointment to the position of Chief Operating Officer became effective September 6, 2007. As such, the amount shown in column (C) is the salary paid to Mr. Kowalczyk in his capacity as President of J. Jill until September 6, 2007 and thereafter in his capacity as Chief Operating Officer.

Ms. Conley’s employment with the Company terminated effective March 16, 2007. Accordingly, the amount shown in column (C) is the salary paid to Ms. Conley from the beginning of fiscal 2007 through that date.

The amounts reported in column (G) reflect any amounts earned and paid to each NEO under the Company’s MIP, which is the Company’s annual cash incentive plan.

No annual cash incentive amounts were paid under our MIP for fiscal 2007. Certain executives were contractually entitled to bonus payments for fiscal 2007 outside of the MIP. See “Other Fiscal 2007 Compensation Matters” in the Compensation Discussion and Analysis and column (D)(“Bonus”) and column (I)(“All Other Compensation”) and the corresponding footnotes below. For further information regarding the MIP, see “Fiscal 2007 Annual Cash Incentive Compensation” in the Compensation Discussion and Analysis.

Bonus (Column (D))

All awards granted under the Company’s annual cash incentive program are performance-based and, as such, are reported in the Non-Equity Incentive Plan Compensation column (column (G)) rather than in the “Bonus” column (column (D)).

In connection with her appointment as our new President and Chief Executive Officer and pursuant to the terms of her employment agreement, Ms. Sullivan received a guaranteed cash bonus of $1,000,000 for fiscal 2007. Going forward, Ms. Sullivan’s annual incentive compensation will be determined in accordance with the Company’s performance-based annual cash incentive program.

Stock Awards (Column (E))

Amounts shown for fiscal 2007 reflect the compensation cost recognized in fiscal 2007 for financial statement reporting purposes for PARS and other restricted stock awards granted both in fiscal 2007 and in prior fiscal years, as determined in accordance with SFAS No. 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For PARS and restricted stock, fair value is calculated using the closing price of the Company’s Common Stock on the date of grant. Additional information concerning the Company’s accounting for PARS and any other restricted stock awards granted in 2007, 2006, and 2005 is included in Note 7 of the Notes to Consolidated Financial Statements in our 2007 Annual Report on Form 10-K (“2007 Form 10-K”) and, with respect to PARS granted in 2004 and 2003, in Note 5 of the Notes to Consolidated Financial Statements in our 2004 Annual Report on Form 10-K. Dividends were taken into account in arriving at the fair value of the PARS and restricted stock and, therefore, dividends paid on PARS and restricted stock in fiscal 2007 to our NEOs have not been separately disclosed under column (I) as “All Other Compensation.” There were no forfeitures of PARS or restricted stock by the NEOs during fiscal 2007. Since these amounts reflect the Company’s accounting expense, they do not correspond to the actual value recognized by the NEOs.

Option Awards (Column (F))

Amounts shown for fiscal 2007 represent the compensation cost recognized in fiscal 2007 for financial statement reporting purposes for the fair value of stock options granted both in fiscal 2007 and in prior fiscal years, in accordance with SFAS No. 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The fair value of Mr. Zetcher’s option awards has been expensed on an accelerated basis to reflect the accelerated vesting schedule set forth in the September 2006 amendment to Mr. Zetcher’s employment agreement. For information on the valuation assumptions with respect to option grants for fiscal 2007, 2006, and 2005, refer to Note 7 to our 2007 Form 10-K. For information on the valuation assumptions with respect to option grants made prior to fiscal 2005, refer to the Stock-Based Compensation Note to our Consolidated Financial Statements in our Form 10-K for the particular year of option grant. Since these amounts reflect the Company’s accounting expense, they do not correspond to the actual value recognized by the NEOs.

Change in Pension Value and Nonqualified Deferred Compensation Earnings (Column (H))

Amounts in this column for fiscal 2007 reflect the increase in the actuarial value of defined pension benefit plans (including supplemental plans) for each NEO during fiscal 2007. Actuarial value computations are based on assumptions discussed in Note 15 of the 2007 Form 10-K. No above-market rates (as defined in SEC rules) were earned under our non-qualified defined contribution or deferred compensation plans in fiscal 2007. For Ms. Sullivan, the change in pension value is zero due to the fact that she did not become an executive of Talbots until August 2007 and was not eligible to participate in either the qualified or supplemental pension plans as of the end of the plan year (December 31, 2007). For Mr. Zetcher, for fiscal 2007, the change in pension value is a negative amount ($449,859) due to a combination of factors, primarily reflecting being over age 65 and also the impact of an increase in the FAS 87 discount rate assumption used to determine the change in value during the past year. For fiscal 2006, the change in pension value was also a negative amount ($423,000) primarily reflecting being over age 65 and an increase in the applicable interest rate. The amount shown for Mr. Kowalczyk is unvested.

All Other Compensation (Column (I))

The amounts reported in this column represent the aggregate dollar amount for fiscal 2007 for each NEO for perquisites and other personal benefits, tax reimbursements, and Company contributions to the Company’s tax qualified RSVP 401(k) savings plan and non-qualified Supplemental Savings Plan, payments in connection with appointment or termination of employment, and life insurance premiums . The Company does not make matching or other contributions to the Deferred Compensation Plan. The following table shows the specific amounts included in the All Other Compensation column for fiscal 2007.

ALL OTHER COMPENSATION

			Company
			Contributions to
	Perquisites and		Defined	Payments in
	Other Personal	Tax	Contribution	Connection with
	Benefits	Reimbursements	Savings Plans	Appointment or
Name	($)	($)	($)	Termination	Life Insurance

Ms. Sullivan	345,699	108,375	0	3,052,000	5,588
Mr. Zetcher	332,956	0	30,341	1,842,074	0
Mr. Larsen	21,712	0	8,614	0	0
Mr. Kowalczyk	27,583	0	28,820	0	0
Ms. Mandell	55,988	0	13,215	0	0
Mr. O’Connell	14,079	0	14,663	0	0
Ms. Conley	—	0	1,681	1,202,912	0

The aggregate value of perquisites and other personal benefits for Ms. Sullivan in 2007 was $345,699. This amount comprised: the par value issuance cost of restricted stock ($3,500), auto allowance ($10,035), financial counseling ($14,870), legal reimbursement ($40,000), commuting expense ($2,188), one-time relocation expenses ($207,596) and housing allowance ($67,510). Pursuant to the Company’s relocation policy, Ms. Sullivan received tax reimbursement for her relocation costs. The aggregate value and perquisites and other personal benefits for Mr. Zetcher in fiscal 2007 was $332,956. This amount comprised: personal use of Company fractionally-owned aircraft ($257,301), retirement gifts ($23,164), Company paid auto ($16,895), luncheon club membership dues ($1,490), residence security system ($969), value of supplemental medical/dental plan benefits ($11,558), incremental transportation cost for spouse travel ($12,379), the par value issuance cost of restricted stock ($500), and financial counseling ($8,700). The aggregate value of perquisites and other personal benefits for Mr. Larsen in fiscal 2007 was $21,712. This amount comprised: Company paid auto ($21,217) financial counseling ($370), and the par value issuance cost of restricted stock ($125). The aggregate value of perquisites and other personal benefits for Mr. Kowalczyk in fiscal 2007 was $27,583. This amount comprised: financial counseling ($4,093), legal reimbursement ($20,000), the par value issuance cost of restricted stock ($835), and incremental transportation cost for spouse travel ($2,655). The aggregate value of perquisites and other personal benefits for Ms. Mandell in fiscal 2007 was $55,988. This amount comprised: Company paid auto ($17,179), financial counseling ($3,527), housing allowance ($19,853), the par value issuance cost of restricted stock ($200), and travel/transportation cost between Company headquarters and her out-of-state residence ($15,229). The aggregate value of perquisites and other personal benefits for Mr. O’Connell in fiscal 2007 was $14,079. This amount comprised: Company paid auto ($1,246), financial counseling ($1,075), value of supplemental medical/dental plan benefits ($11,558), and the par value issuance cost of restricted stock ($200).

The Company had a policy approved by its Audit Committee which authorized our former CEO to use our fractionally-owned corporate aircraft for personal as well as business travel, for security, personal safety, and business efficiency reasons. Our new CEO does not use the corporate aircraft for personal travel, and the Company is currently in the process of selling its fractionally owned corporate aircraft.

Incremental costs for personal use of corporate aircraft for fiscal 2007 were calculated based on direct variable operating costs of such personal use. The above incremental cost does not include fixed costs which do not change based on usage or any amount related to limitation on tax deductibility of the corporate aircraft under federal tax rules. Mr. Zetcher did not receive tax reimbursement from the Company with respect to income imputed to him for such use.

The approximate cost of the limitation on federal tax deductibility under Section 274(e) of the Internal Revenue Code for personal use of corporate aircraft was $260,000 for fiscal 2007.

Special Payments in Connection with Appointment and Terminations of Employment

The following amounts paid to Ms. Sullivan, Mr. Zetcher and Ms. Conley are also reflected in column (I):

In connection with her appointment as President and CEO in August 2007, as more fully discussed above in “Other Fiscal 2007 Compensation Matters — Employment Arrangement for our new CEO (Trudy Sullivan)” in the Compensation Discussion and Analysis, Ms. Sullivan received a cash payment of $3,052,000 as a special hiring inducement in recognition of an equal “walk-away” amount which the executive would have been eligible for if she voluntarily resigned from her former employment during a specified walk-away period. Ms. Sullivan gave up this “walk-away” amount by accepting her position as Talbots President and CEO.

Pursuant to the terms of his amended employment agreement, upon his ceasing as President and CEO of the Company, Mr. Zetcher became entitled to a cash payment of $1,751,825 equal to his base salary through the end of the term of his agreement (March 31, 2008) and his target 2007 MIP bonus. The actual payment of this lump sum as well as Mr. Zetcher’s pension payments were delayed for six months under Section 409A of the Code, and as such, Mr. Zetcher also accrued an interest payment of $71,453, calculated using the prime rate plus 1% as of the actual payment date, which is reflected in column (I). For further information regarding this lump sum payment, see “Potential Payments Upon Termination or CIC — Employment Agreement for Arnold B. Zetcher.” The amount in column (I) also reflects accrued vacation of $18,796. No value is reflected in the table for the continued secretarial and other technology and communications support provided to Mr. Zetcher or for his retention of his computer and other equipment during his time as Chairman because these items were used for business purposes related to his service as Chairman and NRF activities, and his limited personal use of the retained computer and other equipment resulted in no material value to Mr. Zetcher.

Ms. Conley’s employment with the Company ceased effective March 16, 2007. In connection with her termination of employment, Ms. Conley received a severance payment of $237,500 equal to six months of base salary. For further information regarding this payment, see “Potential Payments Upon Termination or CIC — Grant Agreement for Olga L. Conley.” The amount in column (I) also reflects accrued vacation of $20,096 and $945,316 of equity compensation expense recognized by the Company in fiscal 2007 for the accelerated vesting of her restricted stock award in connection with her March 2007 termination of employment.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL 2007

The following table provides information concerning the long-term equity awards made to each of our NEOs and potential annual performance awards under the MIP in fiscal 2007. (As reflected in the Summary Compensation Table, no annual performance awards were earned or paid under the MIP for fiscal 2007.)

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)
							All Other	All Other
						Estimated	Stock	Option
			Estimated Future Payouts			Future Payouts	Awards:	Awards:
			Under Non-Equity			Under Equity	Number of	Number of	Exercise or	Grant Date
		Date of	Incentive Plan			Incentive	Shares of	Securities	Base Price of	Fair Value of
		Compensation	Awards			Plan Awards	Stock or	Underlying	Option	Stock and
	Grant	Committee	Threshold	Target	Maximum	Target	Units	Options	Awards	Option Awards
Name	Date	Approval	($)	($)	($)	(#)	(#)	(#)	($/SH)	($)

Trudy F. Sullivan	8/7/07	8/6/07					350,000			7,945,000
	8/7/07	8/6/07						325,000	22.70	2,262,000
Arnold B. Zetcher	3/9/07	3/1/07				50,000				1,245,500
	3/9/07	3/1/07						150,000	24.91	1,212,000
			439,800	733,000	1,319,500
Edward L. Larsen	3/9/07	3/1/07				12,500				311,375
	3/9/07	3/1/07						35,000	24.91	282,800
			83,200	138,600	249,500
Philip H. Kowalczyk	3/9/07	3/1/07				30,000				747,300
	3/9/07	3/1/07						90,000	24.91	727,200
			184,700	307,800	554,100
	11/20/07	10/4/07					53,476			725,669
Michele M. Mandell	3/9/07	3/1/07				20,000				498,200
	3/9/07	3/1/07						60,000	24.91	484,800
			102,300	170,400	306,800
Richard T. O’Connell, Jr.	3/9/07	3/1/07				20,000				498,200
	3/9/07	3/1/07						60,000	24.91	484,800
			97,500	162,500	292,500
Olga L. Conley	—	—	—	—	—	—	—	—	—	—

Grant Date and Date of Compensation Committee Approval (Columns (B) and (C))

On March 1, 2007, at its regularly scheduled first quarter meeting, the Compensation Committee approved the Company’s 2007 equity awards and established a March 9, 2007 grant date. Consistent with past practice, the grant date immediately followed the Company’s fourth quarter and full year earnings release. On August 6, 2007, the Compensation Committee approved a grant of restricted stock and stock options to Ms. Sullivan in connection with her appointment as our President and Chief Executive Officer. Ms. Sullivan’s equity grants were effective August 7, 2007. On October 4, 2007, the Compensation Committee approved a grant of restricted stock to Mr. Kowalczyk in connection with his appointment as Chief Operating Officer and subject to the execution of his definitive amended employment agreement. The grant was effective November 20, 2007, the date of execution of the amended agreement.

Estimated Future Payouts Under Non-Equity Incentive Plan Awards (Columns (D) through (F))

The amounts reported in these columns show the potential threshold, target and maximum performance incentive awards that could have been achieved for the 2007 performance year under the MIP, which was our annual cash incentive plan for fiscal 2007. Because the Company’s financial performance during fiscal 2007 was significantly below financial expectations, including at the time final MIP financial targets would have been finally approved by the Compensation Committee, no final MIP financial targets were approved by the Committee. Accordingly, no MIP awards were earned or payable for fiscal 2007 for any executives, including the NEOs.

Executives had a range of potential awards ranging above, at, and below target levels. Specifically, annual incentive awards under the Company’s MIP were based on the product of (i) incentive participation ratings, which were award opportunities expressed as a percentage of base salary, (ii) Company financial performance ratings and (iii) individual performance ratings. For purposes of the above table, an individual performance rating of “1.0” was used for determining the potential threshold and target awards reflected in columns (D) and (E) and a maximum individual performance rating of “1.5” was used for the potential maximum award reflected in column (F). A discussion of the material terms of the MIP applicable to fiscal 2007, including a description of the MIP formula, incentive participation rates, individual performance rating ranges, and preliminary financial performance targets for fiscal 2007 is included under “Fiscal 2007 Annual Cash Incentive Compensation” in the Compensation Discussion and Analysis.

Pursuant to the terms of Ms. Sullivan’s employment agreement, an annual cash incentive award for fiscal 2007, her first year of employment with the Company, was guaranteed. This award is shown in the Summary Compensation Table under the “Bonus” column (D) and is discussed in the narrative related to that column.

For Mr. Zetcher, the amounts reflected in columns (D), (E) and (F) represent his range of potential awards under the MIP in fiscal 2007. Pursuant to the terms of his employment agreement, upon his separation from service with the Company as President and Chief Executive Officer in August 2007, Mr. Zetcher became entitled to a guaranteed award and was no longer eligible to participate in the MIP. This guaranteed award is shown in the Summary Compensation Table under the “All Other Compensation” column (I) and is discussed in the narrative related to that column.

Ms. Conley was not eligible to participate in the MIP during fiscal 2007.

Estimated Future Payouts Under Equity Incentive Plan Awards (Column (G))

This column shows the number of PARS shares granted in fiscal 2007 under our 2003 Executive Stock Based Incentive Plan as part of our long-term incentive program. There is no threshold or maximum PARS award under this program. Except as described below, PARS cliff vest at the end of a five year service period, subject to potential earlier vesting at the end of three years based on the Company’s three year return on net assets, or RONA, measured against a peer group of retail companies.

Except as described for Mr. Zetcher below, if the Company’s relative RONA performance meets or exceeds the 50th percentile but not the 75th percentile of the retail peer group, then one-half of the PARS would vest after three years from the grant date. If the Company’s relative RONA performance exceeds the 75th percentile of the retail peer group, then all of the PARS would vest after three years from the grant date. Holders of outstanding PARS have the right to dividends and to vote. All unvested PARS automatically vest on a change in control.

Additional details regarding the 2007 PARS awards are included under “Long-Term Incentive Program — Fiscal 2007 Equity Awards” in the Compensation Discussion and Analysis.

All Other Stock Awards (Column (H))

The restricted stock awards shown in the column were granted to Ms. Sullivan and Mr. Kowalczyk in fiscal 2007 under our 2003 Executive Stock Based Incentive Plan as long-term equity incentive inducement awards in connection Ms. Sullivan’s appointment as our President and Chief Executive Officer and Mr. Kowalczyk’s appointment as our Chief Operating Officer. Ms. Sullivan’s award vested 25% on March 15, 2008 and vests 25% on March 15, 2009 and 50% on March 15, 2010. Mr. Kowalczyk’s award vests 50% on October 4, 2008 and 50% on October 4, 2009.

Each executive has the right to dividends and to vote the outstanding shares of restricted stock. All shares of the restricted stock automatically vest on a change in control or upon the executive’s death or disability or upon termination by the Company without cause or by the executive for good reason (as each is described under “Potential Payments Upon Termination or CIC” below).

Additional details regarding Ms. Sullivan’s and Mr. Kowalczyk’s employment agreements are included under “Employment Arrangement for our new CEO (Trudy Sullivan)” and “Appointment of Philip Kowalczyk as Chief Operating Officer” in the Compensation Discussion and Analysis.

All Other Options Awards (Column (I))

All stock option awards shown in the column were granted in fiscal 2007 under our 2003 Executive Stock Based Incentive Plan. For Ms. Sullivan, this column shows the number of stock options granted as an initial long-term equity incentive inducement award in connection with her appointment as our President and Chief Executive Officer. That stock option award includes a tandem stock-settled stock appreciation right feature exercisable solely by the Company. For our other NEOs, this column shows the number of stock option awards granted as part of our long-term incentive program.

Except as described for Mr. Zetcher below, stock options vest in one-third annual increments over the first three years of a ten year option term or, in the case of Ms. Sullivan’s grant, an eight year option term. Holders of unexercised stock options have no rights as stockholders, including no voting rights or dividend rights. All unvested options automatically vest on a change in control and, in the case of Ms. Sullivan’s grant, upon her death or disability or upon termination by the Company without cause or by Ms. Sullivan for good reason (as each is described under “Potential Payments Upon Termination or CIC” below).

Additional details regarding the 2007 stock option awards are included under “Long-Term Incentive Program — Fiscal 2007 Equity Awards” and “Employment Arrangement for our new CEO (Trudy Sullivan)” in the Compensation Discussion and Analysis.

Exercise or Base Price of Option Awards (Column (J))

This column shows the exercise price for the stock options granted in fiscal 2007, which was the closing price of the Company’s Common Stock on the grant date of the options.

Grant Date Fair Value of Stock and Option Awards (Column (K))

This column shows the full grant date fair value of stock options, restricted stock and PARS under SFAS No. 123R granted to each of the NEOs in fiscal 2007. Generally, the full grant date fair value is the amount that the Company will expense in its financial statements over the award’s vesting period.

For restricted stock and PARS, fair value was calculated using the closing price of the Company’s Common Stock on the grant date. For stock options, fair value was calculated using the Black-Scholes value on the grant date. The fair value shown for restricted stock, PARS and option awards granted in fiscal 2007 are accounted for in accordance with SFAS No. 123R. For additional information on valuation and valuation assumptions, refer to Note 7 of the 2007 Form 10-K. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be recognized by the NEOs.

Retirement of former President, Chief Executive Officer and Chairman (Columns (G) and (I))

As described below under “Potential Payments Upon Termination or CIC — Employment Agreement for Arnold B. Zetcher,” pursuant to the terms of his amended employment agreement, Mr. Zetcher’s outstanding stock options and certain of his outstanding PARS vested on an accelerated basis on the expiration of his employment agreement (March 31, 2008) as follows:

•	All outstanding PARS vested on that date on a prorated basis (using a five year proration schedule measured from the date of each PARS grant).

•	All outstanding unvested options automatically vested on that date. Mr. Zetcher has a three year period from the end of fiscal 2007 within which to exercise outstanding stock options (but in no event beyond the original expiration date of any option).

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

The following table provides information concerning the current holdings of unexercised and unvested stock options, unvested shares of restricted stock and unvested PARS for each of the NEOs as of the end of fiscal 2007. The market value of restricted stock and PARS is based on the closing market price of the Company’s Common Stock on the NYSE as of February 1, 2008, which was $9.44 per share.

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
	Option Awards					Stock Awards
									Equity Incentive
									Plan Awards:
									Market or
			Equity Incentive					Equity Incentive	Payout Value
			Plan Awards:					Plan Awards:	of Unearned
	Number of	Number of	Number of			Number of	Market Value	Number of	Shares,
	Securities	Securities	Securities			Shares or	of Shares	Unearned Shares,	Units or
	Underlying	Underlying	Underlying			Units of	or Units	Units or	Other
	Unexercised	Unexercised and	Unexercised	Option		Stock That	of Stock	Other Rights	Rights That
	Exercisable	Unexercisable	Unearned	Exercise	Option	Have Not	That Have	That Have	Have Not
	Options	Options	Options	Price	Expiration	Vested	Not Vested	Not Vested	Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)	(#)	($)

Trudy F. Sullivan		325,000		22.70	8/7/2015	350,000 (G.7)	3,304,000
Arnold B. Zetcher	1,580,000			19.00	3/9/2010
	200,000			46.94	2/2/2011
	200,000			35.80	2/2/2011
	150,000			25.00	2/2/2011	25,000 (G.9)	236,000
	150,000			33.92	2/2/2011	50,000 (G.9)	472,000
	100,000	50,000		31.62	2/2/2011	50,000 (G.9)	472,000
	50,000	100,000		25.56	2/2/2011	50,000 (G.9)	472,000
		150,000		24.91	2/2/2011	50,000 (G.9)	472,000
Edward L. Larsen	36,000			12.41	3/11/2009
	46,000			19.00	3/9/2010
	46,000			46.94	3/6/2011
	46,000			35.80	3/7/2012
	35,000			25.00	3/13/2013	6,250 (G.1)	59,000
	35,000			33.92	3/11/2014	12,500 (G.2)	118,000
	23,333	11,667		31.62	3/11/2015	12,500 (G.3)	118,000
	11,666	23,334		25.56	3/3/2016	12,500 (G.4)	118,000
		35,000		24.91	3/9/2017	12,500 (G.6)	118,000
Philip H. Kowalczyk	60,000			26.25	11/3/2014
	50,000	25,000		31.62	3/11/2015	25,000 (G.3)	236,000
	25,000	50,000		25.56	3/3/2016	25,000 (G.4)	236,000
	5,000	10,000		25.57	5/8/2016	5,000 (G.5)	47,200
		90,000		24.91	3/9/2017	30,000 (G.6)	283,200
					11/20/2017	53,476(G.8)	504,813
Michele M. Mandell	46,000			7.41	2/10/2008
	46,000			12.41	3/11/2009
	46,000			19.00	3/9/2010
	46,000			46.94	3/6/2011
	46,000			35.80	3/7/2012
	60,000			25.00	3/13/2013	10,000 (G.1)	94,400
	60,000			33.92	3/11/2014	20,000 (G.2)	188,800
	40,000	20,000		31.62	3/11/2015	20,000 (G.3)	188,800
	20,000	40,000		25.56	3/3/2016	20,000 (G.4)	188,800
		60,000		24.91	3/9/2017	20,000 (G.6)	188,800

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
	Option Awards					Stock Awards
									Equity Incentive
									Plan Awards:
									Market or
			Equity Incentive					Equity Incentive	Payout Value
			Plan Awards:					Plan Awards:	of Unearned
	Number of	Number of	Number of			Number of	Market Value	Number of	Shares,
	Securities	Securities	Securities			Shares or	of Shares	Unearned Shares,	Units or
	Underlying	Underlying	Underlying			Units of	or Units	Units or	Other
	Unexercised	Unexercised and	Unexercised	Option		Stock That	of Stock	Other Rights	Rights That
	Exercisable	Unexercisable	Unearned	Exercise	Option	Have Not	That Have	That Have	Have Not
	Options	Options	Options	Price	Expiration	Vested	Not Vested	Not Vested	Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)	(#)	($)

Richard T. O’Connell, Jr.	15,334			7.41	2/10/2008
	46,000			12.41	3/11/2009
	46,000			19.00	3/9/2010
	46,000			46.94	3/6/2011
	46,000			35.80	3/7/2012
	35,000			25.00	3/13/2013	6,250 (G.1)	59,000
	35,000			33.92	3/11/2014	12,500 (G.2)	118,000
	23,333	11,667		31.62	3/11/2015	12,500 (G.3)	118,000
	11,666	23,334		25.56	3/3/2016	12,500 (G.4)	118,000
		60,000		24.91	3/9/2017	20,000(G.6)	188,800
Olga L. Conley	—	—		—	—	—	—

Option Awards (Columns (B), (C), (E) and (F))

As shown in the table below, all stock option awards reflected in these columns for our current NEOs either vested or will vest in one-third annual increments over the first three years of the ten year option term (or eight year option term in the case of Ms. Sullivan’s award).

Option Expiration Date	1st Vesting Date	2nd Vesting Date	3rd Vesting Date

8/7/2015	8/7/2008	8/7/2009	8/7/2010
3/9/2017	3/9/2008	3/9/2009	3/9/2010
5/8/2016	5/8/2007	5/8/2008	5/8/2009
3/3/2016	3/3/2007	3/3/2008	3/3/2009
3/11/2015	3/11/2006	3/11/2007	3/11/2008
11/3/2014	11/3/2005	11/3/2006	11/3/2007
3/11/2014	3/11/2005	3/11/2006	3/11/2007
3/13/2013	3/13/2004	3/13/2005	3/13/2006
3/7/2012	3/7/2003	3/7/2004	3/7/2005
3/6/2011	3/6/2002	3/6/2003	3/6/2004
3/9/2010	3/9/2001	3/9/2002	3/9/2003
3/11/2009	3/11/2000	3/11/2001	3/11/2002
2/10/2008	2/10/1999	2/10/2000	2/10/2001

Unvested options automatically vest on a change in control. Ms. Sullivan’s unvested options also automatically vest upon the occurrence of the events described under “Potential Payments Upon Termination or CIC” below.

Pursuant to the terms of his amended employment agreement, all of Mr. Zetcher’s unvested stock options vested on an accelerated basis on the expiration date of his amended employment agreement (March 31, 2008). Mr. Zetcher has a three year period from the end of fiscal 2007 within which to exercise outstanding stock options (but in no event beyond the original expiration date of any option).

Stock Awards (Columns (G) and (H))

As indicated in the footnotes below, all awards reflected in column (G) represent PARS or restricted stock. PARS shown in column (G) are subject to vesting as follows, unless described differently below: if the Company’s average return on net assets (RONA) over three years as compared to RONA of a peer group of retail companies exceeds certain levels, all or one-half of the PARS would vest at that time, based on the level of achievement against the performance goals. If not earlier vested, these PARS will vest five years from the grant date, subject to continued employment.

(G.1) PARS granted on March 13, 2003, which vested after fiscal year end on March 13, 2008. Based on the Company’s achievement against the performance goals, one-half of this PARS award vested on April 14, 2006 and is not reflected in this column.

(G.2) PARS granted on March 11, 2004, which will vest on March 11, 2009, subject to continued employment. Based on the Company’s achievement against the performance goals, none of the PARS award is subject to earlier vesting.

(G.3) PARS granted on March 11, 2005, which will vest on March 11, 2010, subject to continued employment. Based on the Company’s achievement against the performance goals, none of the PARS award is subject to earlier vesting.

(G.4) PARS granted on March 3, 2006, which will vest on March 3, 2011, subject to possible earlier vesting in accordance with the vesting provisions above.

(G.5) PARS granted on May 8, 2006 to Mr. Kowalczyk pursuant to his amended employment agreement, which will vest on March 3, 2011, subject to possible earlier vesting in accordance with the vesting provisions above.

(G.6) PARS granted on March 9, 2007, which will vest on March 9, 2012, subject to possible earlier vesting in accordance with the vesting provisions above.

(G.7) Restricted stock granted on August 7, 2007 to Ms. Sullivan pursuant to her employment agreement vests as follows: 25% on March 15, 2008, 25% on March 15, 2009 and 50% on March 15, 2010.

(G.8) Restricted stock granted on November 20, 2007 to Mr. Kowalczyk pursuant to his amended employment agreement vests as follows: 50% on October 4, 2008 and 50% on October 4, 2009.

(G.9) PARS granted to Mr. Zetcher vested on a prorated basis on the expiration date of his amended employment agreement (March 31, 2008) pursuant to the terms of that agreement using a five year proration schedule measured from the date of each PARS grant. The remaining 100,000 outstanding PARS were forfeited on the same date.

Unvested PARS and restricted stock awards automatically vest on a change in control. Unvested restricted stock awards to Ms. Sullivan and Mr. Kowalczyk also automatically vest upon the occurrence of the events described under “Potential Payments Upon Termination or CIC” below.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2007

The following table provides information concerning stock option exercises and the vesting of PARS or other restricted stock award for each of the NEOs during fiscal 2007.

(A)	(B)	(C)	(D)	(E)
	Option Awards		Stock Awards
	Number of	Value	Number	Value
	Shares	Realized	of Shares	Realized
	Acquired on	on	Acquired	on
	Exercise	Exercise	on Vesting	Vesting
Name	(#)	($)	(#)	($)

Trudy F. Sullivan	—	—	—	—
Arnold B. Zetcher	—	—	—	—
Edward L. Larsen	10,000	131,200	—	—
Philip H. Kowalczyk	—	—	—	—
Michele M. Mandell	—	—	—	—
Richard T. O’Connell, Jr.	41,400	65,412	—	—
Olga L. Conley	—	—	59,890	1,479,882

Value Realized on Exercise or Vesting (Columns (C) and (E))

The amounts in column (E) reflect the number of shares vested multiplied by the market value per share on the vesting date. These amounts have not been reduced to reflect the amount paid to the Company by the award recipient at the time of grant (which was $0.01 per share, the par value of the stock). Beginning in 2007, the Company began to pay the $0.01 per share on behalf of the award recipient. The amounts in column (C) reflect the number of stock options exercised multiplied by the difference between the market price per share on the date of exercise and the exercise price of the stock options. The value realized on exercise or vesting reflects the amounts received before payment of any applicable withholding tax or broker commissions.

EQUITY COMPENSATION PLANS

The following table sets forth certain information about the Company’s 2003 and 1993 Executive Stock Based Incentive Stock Plans and the Restated Directors Stock Plan as of February 2, 2008. These plans are the Company’s only equity compensation plans and each has been previously approved by the Company’s shareholders.

(A)	(B)	(C)	(D)
Number of Securities
Remaining Available for
	Number of Securities to be	Weighted-Average Exercise	Future Issuance Under
	Issued Upon Exercise of	Price of Outstanding	Equity Compensation Plans
	Outstanding Options,	Options, Warrants and	(Excluding Securities
Plan Category	Warrants and Rights	Rights	Reflected in Column (B))

Equity compensation plans approved by security holders	9,491,706	$26.52	3,434,263
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	9,491,706	$26.52	3,434,263

PENSION BENEFITS FOR FISCAL 2007

The following table provides information for each of the NEOs with respect to the Company’s pension plans:

•	The Talbots, Inc. Pension Plan (“Retirement Plan” or “Retirement”),

•	The Talbots, Inc. Supplemental Retirement Plan (“Supplemental Retirement Plan” or “SRP”) and

•	The Talbots, Inc. Supplemental Retirement Umbrella Plan (“Umbrella Plan” or “Umbrella”).

For purposes of quantifying the present values of accumulated benefits discussed below, the valuation method and material assumptions discussed in Note 15 to the Company’s 2007 Form 10-K were used. In fiscal 2007, Mr. Zetcher commenced payment of his benefit under the Retirement Plan.

(A)	(B)	(C)	(D)	(E)
			Present
			Value of
		Number of Years	Accumulated	Payments During
		Credited Service	Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)

Trudy F. Sullivan	Retirement	—	—	—
	SRP	—	—	—
Arnold B. Zetcher	Retirement	20.28	567,766	30,416
	SRP	20.28	5,374,748	0
	Umbrella	20.28	3,334,418	0
Edward L. Larsen	Retirement	16	435,115	0
	SRP	16	702,539	0
Philip H. Kowalczyk	Retirement	3	30,840	0
	SRP	3	96,033	0
Michele M. Mandell	Retirement	24.24	568,674	0
	SRP	24.24	1,065,108	0
Richard T. O’Connell, Jr.	Retirement	19.5	367,328	0
	SRP	19.5	559,501	0
Olga L. Conley	Retirement	1	12,829	0
	SRP	1	5,733	0

Retirement Plan

Each of our NEOs, except Ms. Sullivan, is a participant in the Retirement Plan. Ms. Sullivan will become a participant in the Retirement Plan on September 1, 2008. The Retirement Plan is frozen as to participation for employees hired on and after January 1, 2008. The annual retirement benefit (payable as a straight life annuity at the normal retirement age of 65) is determined under the following formula:

1.15% of average final compensation up to covered compensation, plus
1.60% of average final compensation in excess of covered compensation times
Years of credited service (or fraction) up to 30 years
less
Any predecessor plan benefit.

Average final compensation is the average of a participant’s five highest years of compensation within the last ten years of service. Covered compensation is the average of the taxable wage base (as published by the IRS) in effect for each calendar year during the period (up to 35 years) ending with the year in which the participant attains Social Security retirement age.

Compensation means base salary and bonus paid by the Company during the plan year and also includes pre-tax contributions made by the executive under the RSVP (401(k) savings plan) and any other salary reductions made under the Company’s cafeteria plan. Severance pay and deferrals to the Deferred Compensation Plan are not included in compensation.

The annual compensation of each participant (including each of the eligible NEOs) that can be taken into account under the Retirement Plan is limited by IRS rules. For 2007, the annual compensation limit was $225,000.

For purposes of determining optional forms of payment, except lump sum payments, the following actuarial assumptions are used: 1984 Unisex Pension Mortality Table and an interest rate of 7.5%.

For purposes of determining lump sum payments, the actuarial assumptions prescribed under IRC Section 417(e), as modified by the Pension Protection Act of 2006, are used. A participant may receive a lump sum payment if the present value of his or her benefit is not more than $5,000.

Participants are credited with a year of service for each year in which he or she has completed 1,000 hours of service to the Company. Talbots does not have a policy or historical practice of granting additional years of credited service to executive officers, although in certain instances it may contractually agree to provide additional service upon a termination without cause or for good reason. A participant vests in his or her benefit under the Retirement Plan upon completing five years of vesting service. Years of service with J. Jill qualify as years of vesting service for J. Jill employees who transferred employment to Talbots and became participants in the Retirement Plan following the Company’s acquisition of J. Jill. However, only compensation and years of service with Talbots are considered when calculating the amount of the annual retirement benefit for J. Jill employees. As such, Ms. Conley, who was employed by J. Jill for over five years before she transferred employment to Talbots, is fully vested in her benefit but has only been credited with one year of service for the purpose of determining the value of her benefit under the Retirement Plan and the Supplemental Retirement Plan.

A participant who is vested in his or her benefit upon termination from employment is eligible to receive benefits beginning at normal retirement age (age 65) or a reduced benefit beginning at age 55. For a participant who continues to work for the Company after reaching age 65, the participant’s compensation and years of service are taken into account in determining his or her benefit. Of the NEOs, only Mr. Zetcher has reached age 65.

If a participant retires between ages 55 and 65 with at least 10 years of vesting service, he or she is eligible for a subsidized early retirement benefit payable at any time before age 65. The amount of the normal retirement benefit will be reduced by 2% for each of the first 3 years, and by 4% for each of the next 7 years, that payment begins before age 65. However, if a participant begins receiving benefits before age 65 but is not eligible for a subsidized early retirement benefit, the normal retirement benefit will be reduced by 6% for each of the first 5 years, and by 4% for each of the next 5 years, that payments begin before age 65. Of the NEOs eligible to participate in the Retirement Plan, Mr. Larsen, Ms. Mandell and Mr. O’Connell have each reached age 55 and completed at least 10 years of vesting service and would be eligible for the subsidized early retirement benefit.

The normal form of benefit for an unmarried participant is a single life annuity. The normal form of benefit for a married participant is a 50% qualified joint and survivor annuity. This joint annuity is a reduced amount to take into account that payments will be made to the participant’s spouse after the participant dies. The optional forms of payment include a single life annuity, a contingent annuity (50%, 75%, or 100%) and a period certain annuity.

Supplemental Retirement Plan

Various provisions of the IRC limit the amount of compensation used in determining the amount of benefits that can be paid under the Retirement Plan. Deferrals to the Deferred Compensation Plan are not taken into account under the Retirement Plan. The Company established the Supplemental Retirement Plan to pay that part of the pension benefit that cannot be paid to our senior executives as a result of these IRC limitations and the exclusion of deferrals to the Deferred Compensation Plan. The Compensation Committee believes that the full retirement benefit earned by an executive under our retirement benefit formula should be paid without reduction and that a supplemental plan is common in the industry and important for the attraction and retention of our senior executives.

Key management employees, including all Talbots vice presidents and above, whose benefits under the Retirement Plan either (a) are limited by tax rules or (b) would have been increased due to the inclusion of certain deferred compensation in his or her average final compensation, are eligible to participate in the Supplemental Retirement Plan. All of the NEOs, except Ms. Sullivan, are participants in the Supplemental Retirement Plan. Ms. Sullivan will become a participant in the Supplemental Retirement Plan on September 1, 2008.

Under the Supplemental Retirement Plan, a participant is entitled to receive the difference between (i) the amount under the Retirement Plan that he or she would have received but for the application of the tax limits or the exclusion of certain deferred cash awards, and (ii) the benefit that he or she is actually entitled to under the Retirement Plan (plus the benefit payable under a predecessor’s supplemental retirement plan).

Benefits under the Supplemental Retirement Plan are determined using the same actuarial assumptions that are used to determine benefits under the Retirement Plan.

A participant vests in his or her benefit under the Supplemental Retirement Plan upon completing five years of vesting service, subject to earlier vesting as may be contractually provided under the Supplemental Retirement Plan in the event of certain events such as a change in control, termination without cause or for good reason, or disability or death. As described above under the heading, “Retirement Plan”, because Ms. Conley was employed by J. Jill for over five years, she is fully vested in her benefit but has only been credited with one year of service for the purpose of determining the value of her benefit under the Supplemental Retirement Plan. All of the NEOs that are eligible to participate in the Supplemental Retirement Plan, except Mr. Kowalczyk are vested in their benefits.

Until December 31, 2008, a participant’s benefit under the Supplemental Retirement Plan is paid in the same form and at the same time benefits are paid under the Retirement Plan, subject to any restrictions on timing of payment under IRC 409A (concerning deferred compensation).

Umbrella Plan

In fiscal 2005, the Compensation Committee approved a modification to the Supplemental Retirement Plan for Mr. Zetcher, which is also called the Umbrella Plan. The Umbrella Plan increased his right to retirement benefits to 50% of average final compensation upon retirement at or after normal retirement age. The phase-in to 50% of average final compensation occurred in quarterly increments over a two year period, through the first quarter of fiscal 2007.

NON-QUALIFIED DEFERRED COMPENSATION FOR FISCAL 2007

The following table provides information with respect to the following non-qualified defined contribution and compensation deferral plans of the Company for each of the NEOs:

•	The Talbots, Inc. Supplemental Savings Plan (“Supplemental Savings Plan” or “SSP”) and

•	The Talbots, Inc. Deferred Compensation Plan (“Deferred Compensation Plan” or “DCP)”.

(A)		(B)	(C)	(D)	(E)	(F)
						Aggregate
		Executive	Registrant	Aggregate	Aggregate	Balance
		Contributions in	Contributions in	Earnings in	Withdrawals/	at Last
	Plan	Last FY	Last FY	Last FY	Distributions	FYE
Name	Name	($)	($)	($)	($)	($)

Trudy F. Sullivan	SSP	4,615	0	30	0	4,646
	DCP	0	0	0	0	0

Arnold B. Zetcher	SSP	51,031	26,355	267,069	3,950,003	430,547
	DCP	0	0	0	0	0

Edward L. Larsen	SSP	2,682	1,454	11,926	0	914,226
	DCP	189,602	0	18,838	0	2,248,591

Philip H. Kowalczyk	SSP	38,938	21,940	(2,446)	0	126,410
	DCP	0	0	0	0	0

Michele M. Mandell	SSP	53,156	9,834	(687)	0	876,686
	DCP	130,435	0	9,878	0	2,692,276

Richard T O’Connell, Jr.	SSP	17,437	7,970	9,440	0	353,442
	DCP	0	0	0	0	534,192

Olga L. Conley	SSP	0	0	0	0	0
	DCP	0	0	0	0	0

Executive Contributions in Last Fiscal Year (Column (B))

The amounts reported in this column reflect, on a cash basis, NEO contributions during fiscal 2007 to the Company’s Supplemental Savings Plan, a non-qualified defined contribution plan and the Deferred Compensation Plan, a non-qualified deferred compensation plan. The contribution amounts to these plans are also reported as compensation to the NEOs for fiscal 2007 in the Summary Compensation Table above as follows: Ms. Sullivan, $4,615; Mr. Zetcher, $51,031; Mr. Larsen $157,644; Mr. Kowalczyk, $38,938; Ms. Mandell, $53,156; Mr. O’Connell, $17,437. All of the NEOs, except Ms. Sullivan, who was not eligible until January 1, 2008, also made contributions to the Company’s tax-qualified RSVP (401(k) savings plan) in fiscal 2007, which are included as compensation for fiscal 2007 in the Summary Compensation Table.

Registrant Contributions in Last Fiscal Year (Column (C))

The amounts reported in this column include, on a cash basis, Company contributions for each of the NEOs in fiscal 2007 under the Supplemental Savings Plan. The Company does not make contributions under the Deferred Compensation Plan. Each of these amounts (as well as Company contributions under the tax-qualified RSVP (401(k) savings plan) are included in the “All Other Compensation” column of the Summary Compensation Table for fiscal 2007 and quantified in the “All Other Compensation” table that appears in the footnotes following the Summary Compensation Table.

Aggregate Earnings in Last Fiscal Year (Column (D))

The amounts reported in this column are deemed investment returns in fiscal 2007 on all amounts attributable to total employee contributions and total Company contributions made for all years for each of the NEOs under the non-qualified defined contribution and non-qualified deferred compensation plans.

Aggregate Withdrawals/Distributions (Column (E))

No withdrawals or distributions were made to any of the NEOs who are currently employed with the Company under the Supplemental Savings Plan in fiscal 2007. Mr. Zetcher received his first distribution under the Supplemental Savings Plan in fiscal 2007 and his final distribution under the plan was made in fiscal 2008. No withdrawals or distributions were made to any of the NEOs under the Deferred Compensation Plan in fiscal 2007.

Aggregate Balance at Last FYE (Column (F))

If a person was a NEO in previous years’ proxy statements, the amounts reported in this column include amounts that were included as compensation previously reported for that person in the Summary Compensation Table for those years. The following amounts were reported as compensation in the Summary Compensation Table for fiscal 2006: Mr. Zetcher, $157,621; Mr. Larsen, $200,965; Mr. Kowalczyk, $57,557; and Ms. Mandell, $186,855.

Supplemental Savings Plan

Each of the NEOs participated in the Supplemental Savings Plan in fiscal 2007, except Ms. Conley who did not elect to enroll. Ms. Sullivan was eligible to participate in the Supplemental Savings Plan on January 1, 2008.

A participant may voluntarily elect to make pre-tax deferrals to the Supplemental Savings Plan that would otherwise be prohibited under Talbots 401(k) plan (which is called the Retirement Savings Voluntary Plan or RSVP) as a result of applicable tax laws. If a participant’s pre-tax contributions are limited by the tax law limit under the RSVP, he or she will receive matching contributions under the Supplemental Savings Plan equal to 50% of his or her pre-tax contribution up to 6%. The matching contributions paid under the Supplemental Savings Plan are in addition to any matching contributions the participant might receive under the RSVP.

Compensation means salary and bonus paid during the plan year, plus pre-tax contributions to the Talbots cafeteria plan, the RSVP and the Deferred Compensation Plan.

All amounts credited under the Supplemental Savings Plan are immediately vested.

Participants make deemed investments of their hypothetical account balances (this plan is not “funded”). These hypothetical accounts may be invested in any combination of the following funds:

•	Nationwide NVIT Money Market — Class V

•	Nationwide NVIT Government Bond — Class I

•	PIMCO VIT Real Return — Admin Shares

•	PIMCO VIT Low Duration — Admin Shares

•	JP Morgan NVIT Balanced — Class I

•	T. Rowe Price Equity Income — Class II

•	Dreyfus Stock Index — Initial Shares

•	Oppenheimer Capital Appreciation VA — Non-Service Shares

•	Goldman Sachs VIT Mid Cap Value

•	Fidelity VIP III Mid Cap — Service Class

•	T. Rowe Price Mid Cap Growth — Class II

•	Nationwide Multi-Manager NVIT Small Company — Class I

•	Dreyfus VIF International Value — Initial Shares

•	AIM V.I. International Growth — Series I Shares

•	Van Eck WIT Worldwide Emerging Markets — Initial Class

The rate of return earned on the NEO’s hypothetical account balance is based on the actual performance of the funds in which he or she is deemed invested. The weighted average rate of return for the NEOs in fiscal 2007 was 3.33%. The participant may change his or her choice of funds at any time.

A participant may elect to have his or her account paid in a lump sum or equal annual installments not to exceed 10 years in the event of early or normal retirement or long-term disability, subject to IRC Section 409A (which covers deferred compensation). All of the NEOs currently eligible to participate in the Supplemental Savings Plan, with the exception of Ms. Sullivan and Mr. Kowalczyk, would currently be eligible for a retirement distribution.

If a participant’s employment with the Company ends for a reason other than retirement or long-term disability, the participant will receive his or her account in a lump sum upon employment termination, subject to IRC Section 409A. A participant may receive a distribution earlier than initially elected in the event of an unforeseeable emergency.

Deferred Compensation Plan

All of the NEOs were eligible to participate in the Deferred Compensation Plan in fiscal 2007. Mr. Zetcher and Ms. Conley did not participate in the Deferred Compensation Plan during their employment with the Company.

A participant may defer 5% to 75% of annual gross salary. Gross salary is base compensation excluding bonuses and incentive compensation. A participant may also defer 5% to 100% of the amounts paid in the form of discretionary or incentive compensation. All amounts credited under the Deferred Compensation Plan are immediately vested. The Company has not historically made any contributions under the Deferred Compensation Plan.

Participants make deemed investments of their hypothetical account balances in any combination of the funds that are listed under “Supplemental Savings Plan” above. The rate of return earned on the NEO’s hypothetical account balance is based on the actual performance of the funds in which he or she is deemed vested. The weighted average rate of return for the NEOs in fiscal 2007 was 3.33%. The participant may change investment choices at any time.

A participant may elect to have his or her account paid in a lump sum or in equal annual installments not to exceed 10 years in the event of early or normal retirement or long-term disability, subject to IRC Section 409A. All of the NEOs currently eligible to participate in the Deferred Compensation Plan, with the exception of Ms. Sullivan and Mr. Kowalczyk, would currently be eligible for a retirement distribution.

If a participant’s employment with the Company ends for a reason other than retirement or long-term disability, the participant will receive his or her account in a lump sum upon employment termination, subject to IRC Section 409A. A participant may also receive a distribution earlier than initially elected in the event of an unforeseeable emergency.

POTENTIAL PAYMENTS UPON TERMINATION OR CIC

Employment Agreement for Trudy F. Sullivan

The Company and Ms. Sullivan entered into an employment agreement when the Board appointed Ms. Sullivan to the position of President and Chief Executive Officer and a member of the Company’s Board of Directors. The term of her employment agreement has an initial term ending at the end of the Company’s 2011 fiscal year, with one-year automatic renewal terms unless six months’ notice is provided by either party. It was also agreed that Ms. Sullivan will be nominated as a director each year during the term of her agreement.

Ms. Sullivan’s agreement sets her base annual salary at $1,000,000, which is to be reviewed annually for potential increases. Under her agreement, she is eligible for an annual incentive award opportunity of 120% of base salary, and participation for fiscal 2007 was guaranteed at a minimum of $1,000,000. As a special inducement award and make-whole payment, upon employment commencement, Ms. Sullivan received a cash payment of $3,052,000. Ms. Sullivan is eligible to participate in the Company’s equity plan and any other long-term incentive plan for Company senior executives that may be established.

As initial long-term equity incentive inducement awards, Ms. Sullivan was granted (i) 350,000 shares of restricted stock on the first day of her employment, vesting 25% on March 15, 2008, 25% on March 15, 2009 and 50% on March 15, 2010 and (ii) an option to purchase 325,000 shares at an exercise price of $22.70 per share, which was the NYSE closing price of Talbots common stock on the date of the option grant. The stock option included a tandem stock-settled stock appreciation right feature exercisable solely by the Company. The stock option vests in three equal annual installments on the first through third anniversaries of the grant date and has a term of eight years. These initial equity awards are subject to continued employment except for death, disability or termination without cause or for good reason. The vesting of these awards will accelerate on a termination by the Company without cause, termination by Ms. Sullivan for good reason, death or disability, or a change in control. Also under her employment agreement, the Company agreed to protect and make her whole as to certain outstanding compensation arrangements with her prior employer, up to a potential net amount not to exceed $1.8 million (payable in cash, restricted stock or a combination of both, at the Company’s election); she received her earned awards from her prior employer and as a result no payment from the Company will be made.

Under her agreement, future annual-cycle equity awards under the equity plan will generally be made on a basis at least as favorable to Ms. Sullivan as the annual equity grants being made at the same time to the other senior executives of the Company as may be approved by the Compensation Committee.

Pursuant to her agreement, Ms. Sullivan is eligible to participate in all benefit plans generally available to the Company’s senior executives, including a one-time relocation benefit under the Company’s relocation policy, an annual automobile allowance under the Company’s executive automobile policy, and life insurance coverage of two times base salary. She is also entitled to certain perquisites (including commuting expense between New York and Company headquarters, financial planning costs and a temporary housing allowance) up to $250,000 per annum. Ms. Sullivan was reimbursed $40,000 for legal and advisor fees in connection with negotiating her employment arrangements.

Ms. Sullivan is entitled to participate in the Company’s retirement benefit plans including the Company’s supplemental executive retirement plans (SERP). Upon a termination without cause or for good reason, Ms. Sullivan will be entitled under the defined benefit SERP to be credited with 24 months’ service credit for vesting and benefit accrual purposes and her accrued benefit would vest. Upon termination due to death or disability, her accrued benefit under the defined benefit SERP also would vest.

If employment is terminated without cause or for good reason she will receive a separation allowance equal to two times base salary plus two times target bonus under the Company’s annual incentive plan payable over a 24-month severance period, and continued participation in the Company’s medical, dental, long-term disability and life insurance programs for up to 24 months. Ms. Sullivan will also be entitled to (i) any annual incentive award earned but not yet paid for any completed full fiscal year immediately preceding the employment termination date and (ii) if termination occurs prior to the end of any fiscal year, a pro rata bonus for the fiscal year in which employment terminates determined and paid based on actual performance achieved for that fiscal year.

If Ms. Sullivan’s employment is terminated without cause or for good reason within 24 months following a change in control, she will receive a lump sum separation allowance equal to two times base salary plus two times target bonus under the Company’s annual incentive plan, and continued participation in the Company’s medical, dental, long-term disability and life insurance programs for up to 24 months. Ms. Sullivan will also be entitled to (i) any annual incentive award earned but not yet paid for any completed full fiscal year immediately preceding the employment termination date and (ii) if termination occurs prior to the end of any fiscal year, a pro rata bonus for the fiscal year in which employment terminates determined and paid based on actual performance achieved for that fiscal year. Upon any change in control, all then outstanding stock options/SARs, restricted stock and restricted stock unit awards vest in full. She would also be entitled to a gross up in connection with any parachute payment excise tax under Internal Revenue Code Section 4999 for payments in connection with a change in control, such that she would be in the same after-tax position she would have been had no excise tax been imposed, subject to a limited cutback of payments to her under certain conditions.

In addition, upon termination without cause or for good reason within the initial 4 1/2 year term of the agreement or any failure of the Company to renew the agreement at the end of the initial 4 1/2 year term other than for cause, all then unvested outstanding stock options/SARs would automatically vest and all then unvested restricted stock or restricted stock unit awards would continue to vest for 24 months.

The Company’s failure to renew the agreement at the end of any term other than for cause, normal retirement, death or disability will be considered a termination without cause. Ms. Sullivan’s failure to renew the agreement at the end of any term other than for normal retirement or good reason will be treated as a voluntary termination by Ms. Sullivan without good reason. Either party may voluntarily terminate employment on or after normal retirement age of 65.

Ms. Sullivan has agreed to refrain from solicitation or hiring of Company personnel for 18 months following termination of employment, and for 18 months following any employment termination not to engage in a competitive business. In addition, upon a breach of the non-competition or non-solicitation covenants, the Company will terminate any severance payments and benefits and will have the right to recover any severance payments and benefits previously paid.

Under Ms. Sullivan’s agreement, the term “cause” means, generally, (i) the executive’s conviction of, or entrance of a plea of guilty or nolo contendere to, a felony under federal law or state law; (ii) fraudulent conduct by the executive in connection with the business affairs of the Company; (iii) theft, embezzlement, or other criminal misappropriation of funds by the executive (other than good faith expense account disputes or de minimus amounts); (iv) the executive’s willful refusal to materially perform her executive duties; (v) the executive’s willful misconduct, which has, or would have if generally known, a materially adverse effect on the business or reputation of the Company; or (vi) the executive’s material breach of a covenant, representation, warranty or obligation under her employment agreement.

“Good reason” means, generally, without the executive’s written consent (i) a reduction by the Company in the executive’s base salary or target bonus, or a breach of the Company’s obligations with regard to certain perquisites, (ii) the Board materially reduces the executive’s authority, responsibilities or duties such that the executive no longer has the title of, or serves or functions as, chief executive officer of the Company, (iii) the Company fails to maintain an annual and long-term incentive program for senior executives in which the executive participates; (iv) the Company fails to maintain for the executive the Company’s defined benefit supplemental retirement plan, unless replaced for the executive with a substantially comparable benefit; (v) failure of the Board to nominate the executive for election to the Board of Directors at an annual meeting of shareholders or failure of the executive to have been elected by the shareholders to the Board at any time; (vi) the Company requiring the executive to be based at a location in excess of thirty-five miles from the location of the Company’s principal executive office, except for required travel on Company business; (vii) the Company fails to obtain the written assumption of its obligations under her employment agreement by a successor not later than the consummation of a merger, consolidation or sale of the Company; or (viii) a material breach by the Company of its obligations under the employment agreement; which, as to each event, is not remedied by the Company within 30 days of receipt of written notice. The executive may only exercise her right to terminate for good reason within 120 days immediately following the occurrence of any of these events.

“Change in control” is defined in the Company’s 2003 Executive Stock Based Incentive Plan and means, generally, (i) any person or persons (other than the Company or any of its subsidiaries and AEON or any of its subsidiaries or affiliates) acquires more than 25 percent of our outstanding voting shares and no other person or persons owns a greater percentage of our voting shares or (ii) individuals who presently make up our Board or who become members of our Board with the approval of the existing Board cease to be at least a majority of the Board.

Employment Agreement for Philip H. Kowalczyk

The Company and Mr. Kowalczyk entered into an amended employment agreement when the Board appointed Mr. Kowalczyk to the newly-created position of Chief Operating Officer. His employment agreement has an initial term ending on the last day of the Company’s 2009 fiscal year, with one-year automatic renewal terms unless six months’ notice is provided by either party.

Mr. Kowalczyk’s agreement sets his base annual salary at $725,000, which is to be reviewed annually for potential increases. As an inducement award in connection with his promotion and change of responsibilities,

Mr. Kowalczyk was granted 53,476 shares of restricted stock, vesting 50% on October 4, 2008 and 50% on October 4, 2009. This grant is subject to forfeiture only in case of a voluntary termination by the Mr. Kowalczyk without good reason or termination by the Company for cause. The vesting of the award will accelerate upon a termination by the Company without cause, termination by Mr. Kowalczyk for good reason, death or disability or a change in control.

Mr. Kowalczyk is entitled to participate in all benefit plans generally available to the Company’s senior executives and is provided with the level of perquisites that is generally provided by the Company to similarly situated senior executives. Mr. Kowalczyk was also reimbursed $20,000 for advisor fees in connection with negotiating his revised employment arrangements.

If Mr. Kowalczyk’s employment is terminated without cause or for good reason during fiscal years 2008 or 2009, he will receive a separation allowance equal to two times base salary plus two times target bonus under the Company’s annual incentive plan payable over a 24-month severance period, and continued participation in the Company’s medical, dental, long-term disability and life insurance programs for up to 24 months. Mr. Kowalczyk will also be entitled to (i) any annual incentive bonus earned but not yet paid for any completed full fiscal year immediately preceding the employment termination date and (ii) if termination occurs prior to the end of any fiscal year, a pro rata bonus for the fiscal year in which employment terminates determined and paid based on actual performance achieved for that fiscal year against the performance goals for that year.

If Mr. Kowalczyk’s employment is terminated without cause or for good reason during fiscal 2010 or thereafter, he will receive a separation allowance equal to one and one-half times base salary plus one and one-half times his preceding year’s annual bonus under the Company’s annual incentive plan, payable in a lump sum within 30 days from the date of termination, and continued participation in the Company’s medical, dental, long-term disability and life insurance programs for up to 18 months. Mr. Kowalczyk will also be entitled to (i) any annual incentive bonus earned but not yet paid for any completed full fiscal year immediately preceding the employment termination date and (ii) if termination occurs prior to the end of any fiscal year, a pro rata bonus for the fiscal year in which employment terminates determined and paid based on actual performance achieved for that fiscal year against the performance goals for that year.

If Mr. Kowalczyk’s employment is terminated without cause or for good reason within 24 months following a change in control, he will receive a lump sum separation allowance equal to two times base salary plus two times target bonus under the Company’s annual incentive plan, and continued participation in the Company’s medical, dental, long-term disability and life insurance programs for up to 24 months. Mr. Kowalczyk will also be entitled to (i) any annual incentive bonus earned but not yet paid for any completed full fiscal year immediately preceding the employment termination date and (ii) if termination occurs prior to the end of any fiscal year, a pro rata bonus for the fiscal year in which employment terminates determined and paid based on actual performance achieved for that fiscal year against the performance goals for that year. Upon any change in control, all then outstanding stock options, SARs, restricted stock and restricted stock unit awards will vest in full. Mr. Kowalczyk would also be entitled to a gross up in connection with any parachute payment excise tax under Internal Revenue Code Section 4999 for payments in connection with a change in control, such that he would be in the same after-tax position he would have been had no excise tax been imposed, subject to a limited cutback of payments to him under certain conditions.

The Company’s failure to renew the agreement at the end of any term other than for cause, normal retirement, death or disability will be considered a termination without cause. Mr. Kowalczyk’s failure to renew the agreement at the end of any term other than for normal retirement or good reason will be considered a voluntary termination without good reason. Either party may voluntarily terminate employment on or after normal retirement age of 65.

Mr. Kowalczyk has agreed to refrain from the solicitation or hiring of Company personnel for 18 months following any termination of employment and not to work in any capacity for certain named retailers for 12 months following any employment termination. In addition, upon a breach of the non-competition or non-solicitation covenants, the Company will terminate any severance payment and benefits and will have the right to recover any severance payment and benefits previously paid.

Under Mr. Kowalczyk’s agreement, the terms “cause”, “good reason” and “change in control” generally have the same meaning as in Ms. Sullivan’s agreement.

Severance Agreement and Change in Control Agreements for Edward L. Larsen, Michele M. Mandell, Richard T. O’Connell, Jr. and Certain Other Executive Officers

In August 2007, the Compensation Committee approved a severance program for senior executives of the Company and of J. Jill, at the level of Vice President and above. Under this program, Ms. Mandell and Mr. O’Connell are entitled to severance protection of 1.5 times base salary and Mr. Larsen 1.0 times base salary, plus continuation of health and welfare benefits for the corresponding severance protection period. This severance arrangement covers an employment termination by the Company without cause or by the covered executive for good reason provided such employment termination occurs within the two year term of the this severance program.

“Cause” means, generally, (i) any material breach by the executive of the agreement or any other agreement to which the executive and the Company are both parties, (ii) any act or omission to act by the executive which may have a material and adverse effect on the Company’s business or on the executive’s ability to perform services for the Company, including the commission of any crime involving moral turpitude or any felony, or (iii) any material misconduct or material neglect of duties by the executive in connection with the business or affairs of the Company. “Good reason” generally means a termination based on one or more of the following events occurring without the executive’s express written consent: (a) a substantial adverse reduction in the executive’s overall responsibilities as an executive; (b) a material reduction by the Company in the executive’s annual base salary as in effect on the date of their agreement or as the same may be increased from time to time; or (c) the Company’s requiring that the Executive’s principal place of business be at an office located more than 35 miles from the site of the executive’s current principal place of business, except for required travel on the Company’s business

Mr. Larsen, Ms. Mandell and Mr. O’Connell also each have a separate change in control agreement. These agreements were entered into in November 1993 in connection with Talbots initial public offering. In the event there is a change in control of the Company and within the following 12 months the executive’s employment is terminated by the Company without cause, the executive would be entitled to receive a lump sum equal to one times the sum of: (i) base salary and (ii) his or her target MIP bonus. In addition, following a change in control, the officer would be entitled to continued benefits under the Company’s benefit programs for up to one year after termination. “Without cause” means, generally, termination of employment not due to the following: (i) death, (ii) the executive substantially failing to perform his or her material duties as a result of physical incapacity for a continuous period of at least six months after the executive has become eligible for the Company’s long-term disability benefits, (iii) the executive’s conviction for theft or public drunkenness, (iv) repeated misconduct which has a materially adverse effect, (v) conviction of a felony, (vi) material breach of the confidentiality and non-disclosure agreement made between the Company and the executive, or (vii) other material breach by the executive and failure substantially to correct the breach. “Change in control” is as defined in the Company’s 2003 Executive Stock Based Incentive Plan.

Employment Agreement for Arnold B. Zetcher

On August 6, 2007, in connection with the appointment of Trudy Sullivan as President and Chief Executive Officer and as a director, Arnold Zetcher ceased as President and Chief Executive Officer of the Company. He continued as Chairman of the Board and as a director up until March 31, 2008. His employment agreement expired on March 31, 2008.

Under Mr. Zetcher’s amended employment agreement, he was entitled to a lump sum amount equal to his base salary through the end of the term of his agreement (March 31, 2008), plus target bonus under the MIP for fiscal 2007. He was also entitled to pension benefits under the executive’s umbrella SERP equal to the greater of the benefits calculated as of his employment separation date or as of the end of the term of the agreement (March 31, 2008).

In connection with Mr. Zetcher’s transition from the President and Chief Executive Officer position, his continuation as Chairman of the Board and as a director until March 31, 2008, and his availability for Company management consultation through the end of fiscal 2007, the Company also agreed to provide Mr. Zetcher:

(i) continued use by the executive and his spouse of the fractionally-owned Company aircraft through the end of the Company’s 2007 fiscal year in connection with Board, CEO transition and National Retail Federation (NRF) activities as well as certain limited personal use, (ii) continued participation in his current executive medical and dental plan and executive automobile program during this period, (iii) reimbursement of travel and out-of-pocket expenses in connection with Talbots Board of Directors and NRF activities for the executive and spouse up until March 31, 2008, (iv) continued secretarial and other technology, communications, and administrative support up until March 31, 2008 and (v) retention of his computer, fax and related telecommunications equipment. The continued secretarial and other support was used by Mr. Zetcher for business purposes related to his service at Chairman and NRF activities, and the computer and other equipment were also used for business purposes with limited personal use of no material value.

Pursuant to the terms of his employment agreement, because certain payments to Mr. Zetcher were required to be delayed for six months due to IRC 409A (which is the tax rule on deferred compensation), those delayed payments earned interest at prime plus 1% consistent with his employment agreement.

Under Mr. Zetcher’s employment agreement, (i) all of his unvested stock options automatically vested as of the end of the term of his employment agreement (March 31, 2008) and (ii) all outstanding PARS vested on a prorated basis as of March 31, 2008 (using a 5 year proration schedule measured from the date of each grant). The three year option exercise period for his outstanding stock options commenced at the end of fiscal 2007 (but in no event will the exercise period continue beyond the original expiration date of any option).

Mr. Zetcher, Mr. O’Connell and one former executive officer are participants in a separate executive medical plan. The health coverage for these three executives is the same coverage as was in effect for them under a prior employer’s health plan (General Mills) at the time the Company was acquired by AEON from General Mills in 1988. As part of their agreement to continue with the Company following that acquisition, these executives were promised continuing health plan coverage on the same terms as under the General Mills plan. Under this executive medical plan, the participant and his eligible dependents are not required to pay deductible or co-pay amounts or contribute toward insurance premiums. Each of these executives continues to be covered under this plan upon retirement for his life and for his spouse’s life. Mr. Zetcher satisfied and Mr. O’Connell satisfies the retirement eligibility conditions and therefore Mr. Zetcher was, and Mr. O’Connell will be, entitled to retiree coverage under this plan upon separation from employment. During retirement, upon becoming eligible for Medicare, Medicare will then become the primary payer under the plan.

Grant Agreement for Olga L. Conley

Ms. Conley served as Executive Vice President, Administration of Talbots, from May 3, 2006 through March 16, 2007. Ms. Conley’s 59,890 shares of restricted stock vested in full as of her termination of employment on March 16, 2007. In addition, in connection with her separation, Ms. Conley received a lump-sum payment from the Company representing six months of base salary, payment for accrued vacation time, and six months’ continuation of medical, dental, life and disability benefits.

Estimated Severance and Certain Other Post-Employment Payments and Benefits

The following table shows the estimated payments and value of benefits that the Company would provide to each of its NEOs who is currently an executive officer of the Company in the event of employment termination, in each case assuming a hypothetical employment separation date of February 2, 2008 (the last day of the Company’s 2007 fiscal year). For this table, the market price of the Company’s Common Stock is assumed to be $9.44, which was the NYSE closing price on February 1, 2008, the last trading day prior to the end of the Company’s 2007 fiscal year (Saturday, February 2, 2008). Certain other assumptions made for purposes of presenting this information are explained below. With regard to Mr. Zetcher and Ms. Conley, the information in the following table provides the payments and benefits to which these former executives were actually entitled following their separation from employment with the Company on August 6, 2007 and March 16, 2007, respectively.

		(A)	(B)	(C)	(D)	(E)	(F)	(G)
								Termination
								without
								Cause or
								for Good
								Reason
							Change in	within
						Termination	Control	1 Year
						without	Event	Following a
						Cause or	without	Change in
		Voluntary	Voluntary			for Good	Employment	Control
		Resignation	Retirement	Disability	Death	Reason	Termination	Event(1)
		(as of	(as of	(as of	(as of	(as of	(as of	(as of
		2/2/08)	2/2/08)	2/2/08)	2/2/08)	2/2/08)	2/2/08)	2/2/08)
		($)	($)	($)	($)	($)	($)	($)

Trudy F. Sullivan	Salary(2)	0	0	0	0	2,000,000	0	2,000,000
	MIP(2)	0	0	1,000,000	1,000,000	3,400,000	0	3,400,000
	Equity Acceleration(3)	0	0	3,304,000	3,304,000	3,304,000	3,304,000	3,304,000
	Incremental Non-Qualified Pension(4)	0	0	0	0	90,198	0	90,198
	Incremental Medical, Dental,etc.	0	0	0	0	53,683	0	53,683
	Auto Benefit	0	0	0	0	0	0	0
	Tax Gross-Up	—	—	—	—	—	0	0
	TOTAL	0	1,000,000	4,304,000	4,304,000	8,847,881	3,304,000	8,847,881
Arnold B. Zetcher	Salary(2)	—	817,621	—	—	817,621	—	—
	MIP(2)	—	953,000	—	—	953,000	—	—
	Equity Acceleration(3)	—	1,180,000	—	—	1,180,000	—	—
	Incremental Non-Qualified Pension(4)	—	0	—	—	0	—	—
	Incremental Medical, Dental,etc.(5)	—	379,446	—	—	379,446	—	—
	Auto Benefit(6)	—	10,354	—	—	10,354	—	—
	Interest	—	71,453	—	—	71,453	—	—
	Tax Gross-Up	—	—	—	—	—	—	—
	TOTAL	—	3,411,874	—	—	3,411,874	—	—
Philip H. Kowalczyk	Salary(2)	0	0	0	0	1,450,000	0	1,450,000
	MIP(2)	0	0	0	0	652,550	0	652,550
	Equity Acceleration(3)	0	0	504,813	504,813	504,813	1,307,213	1,307,213
	Incremental Non-Qualified Pension(4)	0	0	0	0	0	0	0
	Incremental Medical, Dental, etc.	0	0	0	0	28,081	0	28,081
	Auto Benefit	0	0	0	0	0	0	0
	Tax Gross-Up	—	—	—	—	—	0	0
	TOTAL	0	0	504,813	504,813	2,635,444	1,307,213	3,437,844

		(A)	(B)	(C)	(D)	(E)	(F)	(G)
								Termination
								without
								Cause or
								for Good
								Reason
							Change in	within
						Termination	Control	1 Year
						without	Event	Following a
						Cause or	without	Change in
		Voluntary	Voluntary			for Good	Employment	Control
		Resignation	Retirement	Disability	Death	Reason	Termination	Event(1)
		(as of	(as of	(as of	(as of	(as of	(as of	(as of
		2/2/08)	2/2/08)	2/2/08)	2/2/08)	2/2/08)	2/2/08)	2/2/08)
		($)	($)	($)	($)	($)	($)	($)

Edward L. Larsen	Salary(2)	0	0	0	0	420,024	0	420,024
	MIP(2)	0	0	0	0	0	0	138,608
	Equity Acceleration(3)	0	0	0	0	0	531,000	531,000
	Incremental Non-Qualified Pension(4)	0	167,596	167,596	0	5,848	0	247,726
	Incremental Medical, Dental,etc.(5)	0	0	0	0	14,041	0	14,041
	Auto Benefit(6)	0	0	0	0	0	19,850	19,850
	Tax Gross-Up	—	—	—	—	—	—	—
	TOTAL	0	167,596	167,596	0	439,913	550,850	1,371,249
Michele M. Mandell	Salary(2)	0	0	0	0	639,185	0	426,123
	MIP(2)	0	0	0	0	0	0	170,449
	Equity Acceleration(3)	0	0	0	0	0	849,600	849,600
	Incremental Non-Qualified Pension(4)	0	469,153	469,153	0	16,817	0	690,753
	Incremental Medical, Dental, etc.	0	0	0	0	13,226	0	8,817
	Auto Benefit(6)	0	0	0	0	0	19,850	19,850
	Tax Gross-Up	—	—	—	—	—	—	—
	TOTAL	0	469,153	469,153	0	669,228	869,450	2,165,592
Richard T. O’Connell, Jr.	Salary(2)	0	0	0	0	609,438	0	406,292
	MIP(2)	0	0	0	0	0	0	162,517
	Equity Acceleration(3)	0	0	0	0	0	601,800	601,800
	Incremental Non-Qualified Pension(4)	0	402,493	402,493	0	4,767	0	555,007
	Incremental Medical, Dental, etc.(5)	581,743	581,743	581,743	581,743	290,526	0	581,743
	Auto Benefit(6)	0	0	0	0	0	19,850	19,850
	Tax Gross-Up	—	—	—	—	—	—	—
	TOTAL	581,743	984,236	984,236	581,743	904,731	621,650	2,327,209
Olga L. Conley	Salary(2)	—	—	—	—	257,596	—	—
	MIP(2)	—	—	—	—	0	—	—
	Equity Acceleration(3)	—	—	—	—	1,479,882	—	—
	Incremental Non-Qualified Pension(4)	—	—	—	—	0	—	—
	Incremental Medical, Dental, etc.	—	—	—	—	8,999	—	—
	Auto Benefit	—	—	—	—	0	—	—
	Outplacement Services	—	—	—	—	25,000	—	—
	Tax Gross-Up	—	—	—	—	—	—	—
	TOTAL	—	—	—	—	1,771,477	—	—

(1)	Under the terms of their employment agreements, Ms. Sullivan and Mr. Kowalczyk would receive the benefits represented in column (G) if the termination event occurred within two years following a Change in Control Event.

As discussed above, if the employment of Mr. Larsen, Ms. Mandell or Mr. O’Connell were terminated by the Company without cause or by the executive for good reason on February 2, 2008 within one year following a Change in Control Event, each executive would be entitled to the benefits under his or her Change in Control Agreement, and the amounts shown under column (G) represent the benefit that each of these executives would receive under the Change in Control Agreement. If the termination without cause or for good reason following a Change in Control Event occurred within the two-year term of the Severance Agreement, then under the terms of the Severance Agreement, each executive would alternatively be entitled to the more favorable amount, if any, provided under the Severance Agreement as compared to the amounts provided under his or her Change in Control Agreement.

(2)	Each NEO’s annual salary earned through fiscal 2007 year end is reported in the Summary Compensation Table and is not included in the above table. The amounts reported as salary to Mr. Zetcher and Ms. Conley also include the payment that each received for accrued but unused vacation.

In 2007 no bonuses were earned or paid under the MIP, except for the guaranteed bonus to which Ms. Sullivan was entitled under the terms of her employment agreement. This amount is reflected in the table because Ms. Sullivan was entitled to this amount so long as her employment was not terminated by the Company for cause or by her for good reason prior to the end of fiscal 2007.

(3)	The amount for “Equity Acceleration” represents the market value of unvested PARS shares and other restricted stock awards (options held by the NEOs are out-of-the-money) which would have become vested on an accelerated basis on February 2, 2008 as a result of a CIC as of that date (this value would vest upon a CIC even if the executive’s employment is not terminated) and, in the case of Ms. Sullivan and Mr. Kowalczyk, upon certain termination events specified in their employment agreements.

For Mr. Zetcher and Ms. Conley, the amount for “Equity Acceleration” represents the market value of unvested PARS shares and other restricted stock awards which became vested for Mr. Zetcher on March 31, 2008 and for Ms. Conley on March 16, 2007 as a result of their separation from employment with the Company.

(4)	The present value of the accumulated pension benefits under our non-qualified defined benefit pension plan for each of the NEOs can be found in column (D) of the “Pension Benefits for Fiscal 2007” table above. The amounts shown here are any incremental pension benefits to which the executive would be entitled by virtue of the occurrence of the specified termination event.

Under Ms. Sullivan’s employment agreement, while a termination without cause or for good reason before or within two years following a Change in Control Event, her death or disability would trigger the vesting of any accrued pension benefits, no value is shown under columns (C) and (D) because Ms. Sullivan was not eligible to participate in our nonqualified pension plan during fiscal 2007. The value under columns (E) and (G) represents the two years of additional service credit that Ms. Sullivan would receive upon certain termination events as provided in her employment agreement.

For Mr. Larsen, Ms. Mandell and Mr. O’Connell, the value under column (G) reflects the additional year of service credit to which these executives would be entitled under their Change in Control Agreements.

(5)	Mr. Zetcher and Mr. O’Connell currently satisfy the eligibility conditions for retiree medical and dental coverage under the separate executive medical plan, as described above under “Employment Agreement for Arnold B. Zetcher.” However, because Mr. Zetcher and Mr. O’Connell (along with one other former executive officer) are the only participants in this separate executive medical plan, we have provided the present value of their benefits under the plan as of August 6, 2007 for Mr. Zetcher and as of February 2, 2008 for Mr. O’Connell.

(6)	The amount in “Auto Benefit” represents continued auto benefits for one year following employment termination in accordance with the executive’s Change in Control Agreement. In Mr. Zetcher’s case, the amount represent the value of continued auto benefits from August 6, 2007 until fiscal year end.

The timing of the payment of some compensation and benefits may be restricted under IRC Section 409A, which regulates deferred compensation. Some amounts payable to any of the NEOs upon employment termination may be delayed for six months after termination. The payment of Mr. Zetcher’s lump-sum severance amount and his pension payments were delayed for six months under IRC Section 409A, resulting in a total interest payment to Mr. Zetcher of $71,453.

The amounts in the “Estimated Severance and Certain Other Post-Employment Payments and Benefits” table do not include retirement amounts which a NEO may be entitled to receive under the Company’s Retirement Plan, Supplemental Retirement Plan or the Umbrella Plan. Those retirement amounts are provided above in the “Pension Benefits” section of this Proxy Statement. The amounts in the above table also do not include any amounts under the Company’s RSVP 401(k) plan. The amounts in the above table also do not include the amounts under our Supplemental Savings Plan or Deferred Compensation Plan, which are provided above in the “Non-Qualified Deferred Compensation” section of this Proxy Statement.

The above table only provides estimates of amounts payable and the value of benefits under existing employment arrangements and plans and in the circumstances shown. The payments and benefits actually provided would be materially impacted by when any employment separation or CIC in fact occurred, the form and amount of consideration payable in any CIC, the market price of our common stock at the time of a CIC or other termination event, and many other factors. Payments and benefits are governed by the terms of the Company’s plans and contracts with the NEOs, which may be subject to interpretation and future modification.

DIRECTOR COMPENSATION

Processes, Procedures and Rationale

The Corporate Governance and Nominating Committee is responsible for reviewing and making recommendations to the Board of Directors on the compensation of our non-management directors. As part of this process, the Committee regularly reviews the structure, composition and operation of the Board and its committees and annually solicits comments from all directors concerning the Board’s performance. The Committee also considers the amount of time spent by the directors in their duties for the Company. The Board in consultation with the Corporate Governance and Nominating Committee then determines the form and amount of non-management directors’ compensation.

Prior to May 2004, the non-management directors received an annual cash retainer and options to purchase 8,000 to 10,000 shares of Company stock. Under the current program, which was adopted by the Board in May 2004 and is discussed below, compensation of non-management directors takes the form of an annual cash retainer and an award of restricted stock units (RSUs), both of which may be deferred.

In 2003, prompted by the increased responsibilities of directors of public companies and in an effort to remain competitive, the Corporate Governance and Nominating Committee retained Pearl Meyer & Partners to review the Company’s director compensation program and to provide recommendations on proposed changes. Pearl Meyer & Partners provided an analysis of Talbots director compensation program as compared to a group of its peer companies.

At the Committee’s March 2004 meeting, Pearl Meyer & Partners presented recommendations for alternative forms of proposed director compensation. Pearl Meyer & Partners suggested that the Company establish mandatory share ownership guidelines for non-management directors and grant RSUs in lieu of stock options, thereby better aligning director compensation with shareholder interests. At the May 2004 meeting of the Board, these alternatives were discussed, and the current director compensation program was adopted.

In March 2007, after review, a decision was made to pay the presiding director an additional annual cash retainer of $5,000 in order to compensate the presiding director for the additional responsibilities and duties attendant to that position.

Compensation Paid to Board Members

Non-management directors receive a combination of cash and equity compensation. Mr. Zetcher, our former President and Chief Executive Officer, did not receive any separate compensation for his services as a director or as Chairman of the Board during fiscal 2007. Ms. Sullivan, our President and Chief Executive Officer, is currently the only management director on the Board and does not receive any separate compensation for her services as a director.

Cash Compensation

Non-management directors receive an annual cash retainer of $28,000 plus expenses. The chairperson of each Board committee receives an additional annual retainer of $5,000. Effective March 2007, the presiding director of the Board receives an additional annual retainer of $5,000.

Restricted Stock Units

The Company maintains a shareholder-approved equity plan for its non-management directors. On June 1 each year, non-management directors receive an award of 4,000 RSUs. The RSUs generally vest one year from the grant date. Holders of RSUs are entitled to dividends equivalent to Common Stock dividends but RSUs do not have voting rights until vested.

Personal Benefits

Non-employee directors are reimbursed for travel expenses incurred in attending meetings. It is also Talbots policy to provide reimbursement for the travel expenses of a director’s spouse if he or she accompanies the director on Company-related business travel. Non-employee directors are also entitled to the forty percent clothing discount to which all employees are entitled.

Share Ownership Requirement

Based on a policy recommended by the Committee in 2004, all non-management directors are subject to a minimum share ownership requirement. Each non-management director is required to own beneficially a minimum of 5,000 shares of Common Stock and/or RSUs (together these are referred to as “owned shares”) over a three year period from the date of first joining the Board. Until a director holds 5,000 owned shares, 2,000 RSUs are mandatorily deferred in the first two years of Board service and 1,000 RSUs in the third year of Board service and until the director terminates service as a Board member.

Deferred Compensation Program for Non-Management Directors

Non-management directors may voluntarily defer all or a portion of their RSUs or cash retainers under the Directors Deferred Compensation Plan.

DIRECTOR SUMMARY COMPENSATION TABLE FOR FISCAL 2007

The table below summarizes the compensation paid by the Company to non-employee directors for fiscal 2007.

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)
					Change in
					Pension Value
					and
	Fees				Nonqualifed
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

John W. Gleeson	33,000	87,358	21,531	0	0	0	141,889
Tsutomu Kajita	28,000	87,358	0	0	0	0	115,358
Motoya Okada	28,000	87,358	0	0	0	0	115,358
Gary M. Pfeiffer	36,014	87,358	21,531	0	0	14,025	158,928
Yoshihiro Sano	28,000	87,358	0	0	0	0	115,358
Susan M. Swain	34,139	87,358	0	0	0	0	121,497
Isao Tsuruta	28,000	87,358	0	0	0	0	115,358

Name (Column (A))

Ms. Sullivan, the Company’s President and Chief Executive Officer, and Mr. Zetcher, the Company’s former President, Chief Executive Officer and Chairman of the Board, received no separate compensation for their service as directors and are not included in this table. The compensation received by Ms. Sullivan and Mr. Zetcher as executives of the Company is shown in the Summary Compensation Table above.

Fees Earned or Paid in Cash (Column (B))

The amounts in this column reflect the cash compensation paid to the directors during fiscal 2007.

Stock Awards (Column (C))

Amounts shown reflect the compensation cost recognized in fiscal 2007 for financial statement reporting purposes for RSUs granted in 2007 and prior fiscal years, as determined in accordance with SFAS No. 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For RSUs, fair value is calculated using the closing price of the Company’s Common Stock on the date of grant. The full grant date fair value of the RSUs granted to each of the non-management directors in fiscal 2007 was $86,880. Additional information concerning the Company’s accounting for RSUs granted in 2007, 2006 and 2005 is included in Note 7 of the Notes to Consolidated Financial Statements in our 2007 Form 10-K. Dividends were taken into account in arriving at the fair value of the RSUs and, therefore, dividend equivalents paid on RSUs in fiscal 2007 to our non-management directors have not been separately disclosed. There were no forfeitures of RSUs by the non-management directors during fiscal 2007. Since these amounts reflect the Company’s accounting expense, they do not correspond to the actual value that will be recognized by the non-management directors.

As of February 2, 2008, each individual had 4,000 unvested RSUs outstanding.

Option Awards (Column (D))

Amounts shown represent the compensation cost recognized in fiscal 2007 for financial statement reporting purposes for the fair value of stock options granted in fiscal 2004, in accordance with SFAS No. 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to option grants in fiscal 2004, refer to Note 2 of the Notes to the Consolidated Financial Statements in our 2004 Annual Report on Form 10-K. Since these amounts reflect the Company’s accounting expense, they do not correspond to the actual value that will be recognized by the non-management directors.

As of February 2, 2008, the following individuals had the following options outstanding: Mr. Gleeson, 20,000; Mr. Okada, 44,000; Mr. Pfeiffer, 20,000; Ms. Swain, 50,000; and Mr. Tsuruta, 38,000.

All Other Compensation (Column (G))

The amount shown for Mr. Pfeiffer represents reimbursement for the travel expenses of his spouse who accompanied Mr. Pfeiffer on Company-related business travel.

Report of the Audit Committee*

General Responsibilities.  The Audit Committee assists the Board in fulfilling its oversight of:

•	the Company’s financial reporting process and the integrity of the Company’s financial statements and financial reporting;

•	the Company’s internal control environment, systems, and performance;

•	the qualifications, independence, and performance of the Company’s independent registered public accounting firm; and

•	the performance of the Company’s internal audit staff.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm performs an annual independent audit of the financial statements.

The Audit Committee reviews with the Company’s independent registered public accounting firm the results of its audit and of its interim quarterly reviews and the overall quality of the Company’s accounting policies. The Company’s independent registered public accounting firm assists management, as necessary, in updating the Audit Committee concerning new accounting developments and their potential impact on the Company’s financial reporting. The Audit Committee also meets regularly with the Company’s independent registered public accounting firm without management present. The Audit Committee reviews and discusses with management the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Audit Committee also meets with Company management, without the Company’s independent registered public accounting firm present, to discuss management’s evaluation of the performance of the independent registered public accounting firm.

The Audit Committee also meets regularly with the Company’s internal audit staff to discuss the Company’s internal audit process and the results of ongoing or recently completed internal audits.

With respect to fiscal 2007, the Audit Committee:

•	reviewed and discussed the Company’s audited financial statements with Deloitte & Touche LLP and with management;

•	discussed with Deloitte & Touche LLP the scope of its services, including its audit plan;

•	reviewed the Company’s internal control processes and procedures;

•	discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, (as amended) Communication with Audit Committees, as amended;

•	reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with Deloitte & Touche LLP their independence from management and the Company; and

•	approved the audit and non-audit services provided by Deloitte & Touche LLP during fiscal 2007.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2007. The Audit Committee also evaluated and reappointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2008.

* This Report of the Audit Committee is not deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Securities Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either of such Acts.

Pursuant to Section 404 of the Sarbanes-Oxley Act, management is required to prepare as part of the Company’s 2007 Annual Report on Form 10-K a report by management on its assessment of the Company’s internal control over financial reporting, including management’s assessment of the effectiveness of such internal control. Deloitte & Touche LLP has issued an audit report relative to internal control over financial reporting. During the course of fiscal 2007, management regularly discussed the internal control review and assessment process with the Audit Committee, including the framework used to evaluate the effectiveness of such internal controls, and at regular intervals updated the Audit Committee on the status of this process and actions taken by management to respond to issues identified during this process. The Audit Committee also discussed this process with Deloitte & Touche LLP. Management’s assessment report and the report of the Company’s independent registered public accounting firm are included as part of the 2007 Annual Report on Form 10-K.

Audit Committee
of the Board of Directors

John W. Gleeson (Chairperson)
Gary M. Pfeiffer
Susan M. Swain

BENEFICIAL OWNERSHIP OF COMMON STOCK

Certain Beneficial Owners.  The following table sets forth certain information as to beneficial ownership of each person known to the Company to own beneficially more than 5% of the outstanding Common Stock of the Company as of April 1, 2008. Such beneficial owner has sole voting and investment power as to such shares unless otherwise indicated.

Name and Address	Amount and Nature of
of Beneficial Owner	Beneficial Ownership		Percent of Class

AEON (U.S.A.), Inc.(1)	29,921,829	(1)	53.8%
450 7th Ave., 42nd Floor
New York, NY 10123
Van Der Berg Management(2)	6,809,844	(2)	12.2%
805 Las Cimas Parkway
Suite 430
Austin, TX 78746
Blackrock, Inc.(3)	6,267,535	(3)	11.3%
(on behalf of its investment advisory subsidiaries)
40 East 52nd Street
New York, NY 10022
Capital Research Global	4,407,600	(4)	7.9%
Investors(4)
333 South Hope Street
Los Angeles, CA 90071

(1)	AEON (U.S.A.), Inc. is a wholly owned subsidiary of AEON Co., Ltd., a Japanese retail company. As such, AEON Co., Ltd. may be deemed the indirect beneficial owner of the shares of Common Stock of The Talbots, Inc. that are owned by AEON (U.S.A.), Inc.

(2)	Schedule 13G/A filed on January 15, 2008 by Van Der Berg Management. Van Der Berg Management has sole voting and sole dispositive power with respect to 26,190 shares and shared voting and shared dispositive power with respect to 6,783,654 shares.

(3)	Schedule 13G filed on January 10, 2008 by Blackrock, Inc. on behalf of certain of its investment advisory subsidiaries. Blackrock, Inc. has shared voting and shared dispositive power with respect to 6,257,535 shares. Blackrock, Inc. has disclaimed beneficial ownership pursuant to Rule 13d-4.

(4)	Schedule 13G filed on February 11, 2008 by Capital Research Global Investors, a division of Capital Research and Management Company. Capital Research Global has disclaimed beneficial ownership pursuant to Rule 13d-4.

Stock Ownership of Directors and Executive Officers.  The following table sets forth the beneficial ownership of the Common Stock of the Company as of April 1, 2008 by each director and nominee of the Company, each of the individuals named in the Summary Compensation Table, and all executive officers, directors, and nominees of the Company as a group. All persons listed below have sole voting and investment power with respect to such shares, except as indicated. As of April 1, 2008, no director, nominee, NEO, or executive officer beneficially owned more than one percent of the total outstanding Common Stock except for the following persons who own the percentage of outstanding Common Stock indicated (which included unvested PARS, restricted stock, restricted stock units and options currently exercisable or exercisable within 60 days): all directors, nominees, and executive officers as a group, 5.22%; Mr. Zetcher, 4.83%; Ms. Mandell, 1.10%; and Mr. O’Connell, 1.03%.

	Number of		Number of
Name of Beneficial Owner	Shares(1)(2)	Name of Beneficial Owner	Shares(1)(2)

J.W. Gleeson	36,000	T.F. Sullivan	424,000
T. Kajita	8,000	A.B. Zetcher	2,815,530
M. Okada	104,000	E.L. Larsen	428,727
G.M. Pfeiffer	36,000	P.H. Kowalczyk	407,876
Y. Sano	8,300	M.M. Mandell	613,767
S.M. Swain	66,000	R.T. O’Connell	573,425
I. Tsuruta	54,000	O.L. Conley	18,925
		All executive officers, directors, and nominees as a group (16 persons)	2,979,971

(1)	The listed shares include shares subject to stock options that are exercisable currently or will be exercisable within 60 days of April 1, 2008, as follows: Mr. Gleeson, 20,000; Mr. Kajita, 0; Mr. Okada, 44,000; Mr. Pfeiffer, 20,000; Mr. Sano, 0; Ms. Swain, 50,000; Mr. Tsurata, 38,000; Ms. Sullivan, 0; Mr. Zetcher, 2,730,000; Mr. Larsen, 313,999; Mr. Kowalczyk, 225,000; Ms. Conley, 0: Ms. Mandell, 424,000; Mr. O’Connell, 332,333; and all executive officers, nominees, and directors as a group, 1,748,998.

(2)	Messrs. Okada and Kajita are directors and officers of AEON and/or AEON USA. Mr. Tsuruta is an officer of AEON USA. Each disclaims beneficial ownership of the Common Stock of the Company owned by AEON USA and such shares are not included in their individual share ownership.

A portion of the Talbots shares owned by certain executive officers are held in margin accounts at brokerage firms. Under the terms of the margin account agreements, stocks and other assets held in the account may be pledged to secure margin obligations under the account. As of April 1, 2008, none of the executive officers had any outstanding margin obligations under any such accounts, except for Mr. Larsen who holds 10,000 shares in a margin account.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and beneficial owners of more than then percent of the Company’s Common Stock to file reports regarding ownership of the Company’s Common Stock with the SEC, and to furnish the Company with copies of all such filings. Based on a review of these filings, the Company believes that all filings were timely made in fiscal 2007, except for the inadvertent omission of a grant of restricted stock and options from a Form 4 filed for John Fiske, which was subsequently reported to correct this oversight.

ITEM 2. AMENDMENT AND RE-APPROVAL UNDER IRC SECTION 162(m) OF THE
MATERIAL TERMS OF PERFORMANCE-BASED AWARDS UNDER THE 2003 EXECUTIVE
STOCK BASED INCENTIVE PLAN

Introduction

The Company’s shareholders are being asked to approve an amendment to and to re-approve the material terms of performance goals under The Talbots, Inc. 2003 Executive Stock Based Incentive Plan (the “Incentive Plan”).

No increase in shares available for awards under the Incentive Plan is being proposed.

The amendment and re-approval relate to compliance with Section 162(m) of the Internal Revenue Code (the “Code”). The amendment modifies the performance criteria that may be used in setting performance goals for performance-based awards. Re-approval of the material terms of performance goals must occur every five years.

Reason for Shareholder Approval of this Proposal

Code Section 162(m) limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer) serving on the last day of the fiscal year (generally referred to as the “covered employees”). “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap and remains deductible. Shareholder approval of the material terms used in setting performance goals permits qualification of performance-based awards for tax deductibility without the Section 162(m) limitation. The material terms of the performance goals must be re-approved by shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the material terms of the performance goals.

Amendment and Re-Approval of the Material Terms of Performance-Based Awards under the Incentive Plan

Shareholders are being asked to re-approve the material terms, as amended, of performance-based awards under the Incentive Plan consistent with Code Section 162(m).

The Incentive Plan authorizes the grant of performance-based awards and the Board and the Compensation Committee (the “Committee”) intends that these awards qualify for tax deductibility by the Company to the extent practicable. Performance-based awards include cash-based awards and equity-based awards if specified performance goals are achieved. Performance-based awards require satisfaction of pre-established performance goals, consisting of one or more performance criteria and a targeted performance level with respect to such criteria. The material terms of the performance-based awards are discussed below.

Eligible Class

Key employees of the Company and its subsidiaries and other key individuals performing services for the Company or any participating affiliate are eligible for awards. The Committee has the authority in its discretion to select key employees and key individuals. None of the Company’s non-employee directors is eligible for awards under the Incentive Plan.

Performance Criteria

Under the Incentive Plan, if a performance-based award is intended to qualify under Code Section 162(m), the performance criteria used by the Committee in establishing performance goals must be selected from among the following:

•	revenues or comparable sales

•	net sales

•	net income

•	earnings from operations, earnings before or after taxes, interest, depreciation, amortization, or extraordinary or special items (or any combination)

•	net income, earnings from operations, earnings before or after taxes, interest, depreciation, amortization, or extraordinary or special items (or any combination), each determined on a per common share basis (basic or diluted)

•	return on assets (gross or net), return on investment, return on capital or return on equity (or any combination)

•	cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital

•	economic value created

•	gross margin, operating margin or other financial margin

•	stock price or shareholder return (on a gross or net basis)

•	dividend payout

•	strategic business criteria, consisting of one or more objectives or goals based on: specified market penetration; goals based on geographic expansion or reduction; goals based on cost or cost savings targets; goals based on customer satisfaction; goals based on employee satisfaction; goals based on management of personnel; goals based on business or operations efficiencies; goals based on employment practices; goals related to individual or group improvement in, or goals related to supervision or management of, operations or areas of responsibility; and goals relating to acquisitions or divestitures or integration of acquisitions.

The Committee retains discretion to set the level of performance for a given performance criteria that will result in the award of a specified amount of cash or shares under a performance-based award. These goals may be set with fixed targets, targets relative to historical performance, or targets compared to the performance of one or more third parties or other companies, special index or group selected for comparison. In setting a performance goal, the Committee may specify that these performance criteria will be determined before payment of bonuses or other compensation, capital charges, all or certain non-recurring, extraordinary or special income, expense or other items, or other expenses or items for the performance period.

Maximum Amounts

No plan participant may be granted a performance-based award for an amount (whether paid in cash, or in shares of Common Stock or other property determined at fair market value at the date of payment, or any combination) valued at greater than the following: (A) if the performance-based award is for a performance period of one year or less, an amount greater than the lesser of ten million dollars or ten times such person’s annual base salary in effect on the date of the commencement of the performance period to which that performance-based award relates, and (B) if the performance-based award is for a performance period of more than one year, an amount in excess of the amount determined under (A) above multiplied by the number of years and fractions of a year comprising the performance period. No performance period may be for a period of more than five years.

Vote Required for Approval

In accordance with the listing requirements of the NYSE, shareholder approval of the amendment and re-approval of the Incentive Plan requires the affirmative vote of a majority of votes cast on the proposal where total votes cast represent over 50% of all shares entitled to vote. Broker non-votes are not considered “votes cast” and, therefore, will not be counted as a vote either “For” or “Against” the proposal and will not be included in determining the total votes cast on that matter. As a result, broker non-votes can have the effect of a vote “Against” the proposal, if at least 50% of the outstanding shares are not voted on the proposal. Abstentions will be counted in determining the total number of shares entitled to vote and “votes cast” and have the effect of a vote “Against” the proposal.

AEON USA, which owns of record and beneficially more than a majority of the outstanding Common Stock, has advised the Company that it intends to vote for the approval of the proposal. While no additional favorable votes are required to approve the proposal, each shareholder is urged to vote in favor of the proposal.

Description of the Incentive Plan

General.  The Incentive Plan provides for awards of nonqualified stock options, incentive stock options, stock appreciation rights (SARs), restricted stock, performance-based awards, and other types of awards consistent with the purposes of the Incentive Plan, granted alone or in conjunction with other types of plan awards. The Incentive Plan will expire by its terms in May 2013, but the Board of Directors may extend the term of the Incentive Plan for an additional period of up to five years for the grant of awards other than incentive stock options. The Company estimates that approximately 160 employees are currently eligible to participate in the Incentive Plan.

Shares Available Under the Plan.  The maximum number of shares of Common Stock that may be issued under the Incentive Plan may not be more than (i) 9,500,000 shares of Common Stock; (ii) any authorized but unissued shares of Common Stock that were available for future awards under the 1993 Executive Stock Based Incentive Plan (the “Prior Plan”) as of the effective date of the Incentive Plan; and (iii) any shares of Common Stock represented by awards granted under the Prior Plan that are forfeited, settled in cash, expired, canceled or otherwise become available to the Company. Of such current authorized shares, as of March 17, 2008, 9,579,871 shares were subject to outstanding options, 3,531,218 shares were subject to outstanding restricted stock awards, and 1,780,658 shares were available for future awards.

Plan Benefits.  Future grants under the Incentive Plan are discretionary and are not currently determinable. Information regarding the total number of stock options, performance accelerated restricted stock (PARS) or other restricted stock awards granted under the Incentive Plan to the named executive officers during fiscal 2007 can be found in the table under the heading “Grants of Plan Based Awards.” During fiscal 2007, the total number of stock options awarded under the Incentive Plan to all executive officers as a group was 1,025,000; and to all employees other than executive officers, 670,200. During fiscal 2007, the total number of PARS or other restricted stock awards granted under the Incentive Plan to all executive officers as a group was 733,336; and to all employees other than executive officers, 275,000. On March 17, 2008, the closing price of the Common Stock was $9.57.

Administration and Amendment of the Incentive Plan.  The Committee has sole authority to administer the Incentive Plan. The Incentive Plan may be amended by the Board of Directors, but no amendment will be effective unless approved by the Company’s shareholders if the failure to obtain shareholder approval would adversely affect the Incentive Plan’s compliance with Rule 16b-3 under the Securities Exchange Act of 1934 or other applicable law or is required by the requirements of any stock exchange on which the Company’s shares are then listed.

Stock Options.  The Committee may grant stock options which may be nonqualified stock options or incentive stock options and determines the number of shares subject to each such option. Options may not be granted with an exercise price less than the fair market value of the Common Stock on the grant date; however, in the case of incentive stock options granted to an employee who owns Common Stock representing more than 10% of the voting power of all classes of stock of the Company, incentive stock options may not be granted with an exercise price less than 110% of the Common Stock’s fair market value on the grant date.

Stock Appreciation Rights.  The Committee may grant SARs, which are rights to receive (without payment to the Company) cash, Common Stock, other Company securities or property, or other forms of payment, or any combination thereof, at the discretion of the Committee, based on the increase in the value of the number of shares of Common Stock specified in the SAR. Upon exercise of a SAR the holder is entitled to receive the excess of the fair market value at the time of exercise of the shares for which the SAR is exercised over the exercise price.

Restricted Stock.  The Committee determines the terms and conditions of any restricted stock grants. Restricted stock generally would have voting and dividend rights during the period of restriction.

Performance-Based Awards. See discussion under “Amendment and Re-Approval of the Material Terms of Performance-Based Awards under the Incentive Plan” above for the material terms of performance-based awards.

Other Types of Awards.  The Committee may make any other type of award deemed by the Committee in its discretion to be consistent with the purposes of the Incentive Plan.

Amendment of Outstanding Awards.  Subject to the requirement that the Committee will not, without shareholder approval, approve any “repricing” of stock options, the terms of any outstanding award may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate provided that no such amendment shall adversely affect in a material manner any right of a participant under the award without the participant’s written consent unless the Committee determines that (i) there have occurred or are about to occur significant changes in the participant’s position, duties or responsibilities or (ii) significant changes in conditions have or are expected to have a substantial effect on all or any part of the Company or any affiliate, the Incentive Plan or any award thereunder.

Change in Control.  In the event of a change in control (as defined in the Incentive Plan) of the Company, restrictions on restricted stock awards shall lapse, stock options and SARs shall become immediately exercisable and fully vested, and payment shall be made with respect to performance grants based on the assumption that the specified performance objectives would have been attained by the end of the performance period specified in the award. The effect of a change in control on other awards shall be determined from time to time by the Committee.

Adjustment.  In the event of any change in the Company’s outstanding Common Stock by reason of a stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, sale of all or part of the Company’s assets, a distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, and if the Committee determines that such change equitably requires adjustment in the terms of any award or the number of shares of Common Stock available for awards, the Committee may make such adjustment.

Federal Income Tax Implications

The following is a brief description of the federal income tax consequences generally arising under present law with respect to awards that may be granted under the Incentive Plan.

The grant of an option (including a stock-based award in the nature of a purchase right) or a SAR will create no federal income tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an option which is an incentive stock option (ISO), except that the alternative minimum tax may apply. Upon exercising an option which is not an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising a SAR, the participant must generally recognize ordinary income equal to the cash received.

The Company generally will be entitled to a deduction equal to the amount recognized as ordinary income by the participant in connection with options and SARs. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant.

With respect to other awards granted under the Incentive Plan that result in a transfer to the participant of cash or shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. Except as discussed below, the Company generally will be entitled to a deduction for the same amount. With respect to awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the earliest time the shares or other property become transferable or not subject to a substantial risk of forfeiture. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

Compensation that qualifies as “performance-based” compensation is excluded from the $1 million deductibility cap of Code Section 162(m), and therefore remains deductible by the company that pays it. Under the Incentive Plan, options granted with an exercise price at least equal to 100% of fair market value of the underlying shares at the date of grant will be, and awards which are conditioned upon achievement of performance goals may be, intended to qualify as such “performance-based” compensation. A number of requirements must be met, however, in order for particular compensation to so qualify. Accordingly, there can be no assurance that such compensation under the Incentive Plan will be fully deductible under all circumstances.

The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Incentive Plan. This discussion is intended to assist shareholders in considering how to vote at the Annual Meeting and not as tax guidance to participants in the Incentive Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement.

The above description of the Incentive Plan is qualified by reference to the Incentive Plan, which was filed electronically with the SEC as an appendix to this Proxy Statement, but is not included in the printed version of this Proxy Statement. A copy of the Incentive Plan is also available, without charge, upon written request to the Investor Relations Department of the Company, One Talbots Drive, Hingham, Massachusetts 02043.

ITEM 3. RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm to perform an integrated audit of the Company for the 2008 fiscal year. Deloitte & Touche LLP has served as the Company’s independent registered public accounting firm since 1988. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

The fees paid or payable for services rendered by Deloitte & Touche LLP and its affiliates (collectively “Deloitte & Touche”) for fiscal 2007 and 2006 were as follows:

	2007	2006

Audit fees	$2,413,373	$2,124,602
Audit-related fees	$65,600	$61,475
Tax fees	$30,775	$34,330
All other fees	$—	$54,376
Total fees	$2,509,748	$2,274,783

(1) “Audit fees” consist of fees for professional services performed for the audit of the Company’s annual financial statements and the audit of the Company’s internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act, review of quarterly financial statements, and services that are normally provided by Deloitte & Touche in connection with certain statutory or regulatory filings or engagements. In 2007 and 2006, audit fees also include fees for services related to J. Jill, which the Company acquired on May 3, 2006, and related regulatory filings.

(2) “Audit-related fees” consist of fees for employee benefit plan audits.

(3) “Tax fees” consist of fees for tax planning, compliance and advisory services.

(4) “All other fees” consist of fees for the license renewal for tax return software and related charges.

The Audit Committee has established a policy concerning the pre-approval of the audit and non-audit services to be provided by the independent registered public accounting firm to the Company. The policy requires that all services to be performed by Deloitte & Touche, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. Specific services provided by the independent registered public accounting firm are regularly reviewed in accordance with the pre-approval policy. At subsequent Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent registered public accounting firm, and management may present additional services for approval. The procedures permit limited amounts of services to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee. During fiscal 2007, each new engagement of Deloitte & Touche was approved in advance by the Audit Committee.

Ratification of the appointment of the independent registered public accounting firm for fiscal 2008 requires the affirmative vote of holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions would have the same effect as a vote against ratification.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

Any proposal of a shareholder intended to be presented at the Company’s 2009 Annual Meeting of Shareholders must be received by the Secretary of the Company, for inclusion in the Company’s proxy statement, notice of meeting and proxy relating to the 2009 Annual Meeting, not later than December 26, 2008.

The Company’s by-laws establish an advance written notice procedure for shareholders seeking to nominate candidates for election as directors at any annual meeting of shareholders, or to bring business before an annual meeting of shareholders of the Company. The by-laws provide that only persons who are nominated by or at the direction of the Board, or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible to be considered for election as directors of the Company at the annual meeting. The by-laws also provide that at any meeting of shareholders only such business may be conducted as has been brought before the meeting by or at the direction of the Board or, in the case of an annual meeting of shareholders, by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder’s intention to bring such business before the meeting. Under the by-laws, for any such shareholder notice to be timely, such notice must be received by the Company in writing not less than 60 days nor more than 90 days prior to the meeting, or in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, to be timely, notice by the shareholder must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting or such public disclosure was made. Under the by-laws, a shareholder’s notice must also contain certain information specified in the by-laws.

Shareholders, upon written request to the Investor Relations Department of the Company, One Talbots Drive, Hingham, Massachusetts 02043, may receive, without charge, a copy of the Company’s Annual Report on Form 10-K, including the financial statements, any financial statement schedules and list of exhibits, required to be filed with the SEC for the 2007 fiscal year. The Company’s Annual Report on Form 10-K is also available without charge through the Company’s website, www.thetalbotsinc.com.

OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting as recommended by the Board of Directors or, if no such recommendation is given, in the discretion of the proxy holders.

002CS-61417

Appendix A
NOTE: Pursuant to Instruction 3 of Item 10 of Schedule 14A of the Securities Exchange Act of 1934, the following written plan document, which is not being mailed to shareholders with the Proxy Statement and shall not be deemed to be proxy soliciting materials or to form a part of the Proxy Statement, is being filed in electronic format as an appendix to this proxy statement filing.
The Talbots, Inc.
2003 Executive Stock Based Incentive Plan
(as amended through February 28, 2008)
1. Purpose. The purpose of the 2003 Executive Stock Based Incentive Plan, as amended (the “Plan”), is to advance the interests of The Talbots, Inc. and its subsidiaries (the “Company”) and its shareholders by providing incentives to certain key employees of the Company and its affiliates and to certain other key individuals who perform services for these entities, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company and its affiliates. When used in this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.
2. Administration.
          (a) The Plan shall be administered solely by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company, as such Committee is from time to time constituted, or any successor committee the Board may designate to administer the Plan; provided that if at any time Rule 16b-3 or any successor rule (“Rule 16b-3”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion. The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3.
          (b) The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) to select the key employees and other key individuals to be granted awards under the Plan (“Awards”), to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and to prescribe the form of the instruments embodying Awards made under the Plan.
          (c) The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan (including, but not limited to, vesting requirements, if any), and to make any other determinations which it deems necessary or desirable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall be within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.
          (d) The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute. Determinations to be made by the Committee under the Plan may be made by its delegates.
3. Participation.
          (a) Participants. Consistent with the purpose of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the key employees and other key individuals performing the services for the Company and its Affiliates who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. No non-employee director of the Company or any of its Affiliates shall be eligible to receive an Award under the Plan.
          (b) Affiliates. If an Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board upon the recommendation of the Committee, the board of directors or other governing body of the Affiliate shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the Affiliate in the Plan with respect to its key employees or other key individuals performing services for it. As used herein, the term Affiliate means any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Committee in its discretion. An Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Affiliate’s board of directors or other governing body taking such action. If the participation in the Plan of an Affiliate shall terminate, such termination shall not relieve it of any obligations incurred by it under the Plan, except as may be approved by the Committee.

4. Awards under the Plan.
          (a) Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Awards and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan (including, but not limited to, Awards of or options or similar rights granted with respect to stock units and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States.) Stock Options, which include Nonqualified Stock Options and Incentive Stock Options or combinations thereof, are rights to purchase common shares of the Company having a par value of $0.01 per share and stock of any other class into which such shares may thereafter be changed (the “Common Shares”). Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Paragraph 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (“Other Company Securities”) or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Paragraph 7. Performance Awards are contingent awards subject to the terms, conditions and restrictions described in Paragraph 8, pursuant to which the participant may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.
          (b) Shares Subject to Plan. The Common Shares for which Awards may be granted under the Plan shall be subject to the following:
          (i) The Common Shares or Other Company Securities with respect to which Awards may be made under the Plan shall be shares authorized but unissued, or shares currently held or subsequently acquired by the Company as treasury shares, including             shares purchased in the open market or in private transactions.
          (ii) Subject to the following provisions of this subparagraph 4(b) and subject to the provisions of Paragraph 15(a), the maximum number of Common Shares that may be delivered to participants and their beneficiaries under the Plan shall be not more than the sum of: (a) 9,500,000 Common Shares; and (b) any unissued Common Shares available for future awards under the 1993 Equity Stock Based Incentive Plan (the “Prior Plan”) as of the effective date of this Plan; and (c) any Common Shares that are represented by awards granted under the Prior Plan which are forfeited, expire or are cancelled without delivery of Common Shares, or which are repurchased upon exercise of a repurchase option under the Prior Plan, or which are used, in whole or in part, to satisfy applicable tax withholding in connection with an award under the Prior Plan, or which otherwise result in the forfeiture, transfer or delivery back to the Company of Common Shares under the Prior Plan.

          (iii) To the extent any Common Shares covered by an Award are not delivered to a participant or beneficiary because the Award is forfeited or cancelled, or the shares issued under an Award under this Plan or an award under the Prior Plan are repurchased by the Company upon exercise of a repurchase option, or the Common Shares are not delivered because the Award under this Plan or an award under the Prior Plan is used, in whole or in part, to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of Common Shares available for delivery under the Plan.
          (iv) If the exercise price of any Stock Option is satisfied by tendering Common Shares to the Company (either by actual delivery or by attestation), only the number of Common Shares issued net of the Common Shares tendered shall be deemed delivered for purposes of determining the maximum number of Common Shares available for delivery under the Plan.
          (v) Subject to Paragraph 15(a) hereof, the following additional maximums are imposed under the Plan:
          (A) The maximum number of Common Shares that may be issued by means of Stock Options intended to be Incentive Stock Options shall be equal to the number of shares available for Awards under subparagraph 4(b)(ii)(a) above; and
          (B) No participant may be granted Stock Options covering in the aggregate more than five million Common Shares in a period of any three (3) consecutive calendar years.
     For purposes of this Paragraph 4(b), Other Company Securities shall be counted against the maximum number of Common Shares as required by Rule 16b-3.
          (c) Rights with respect to Common Shares and Other Securities.
          (i) Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant’s rights pursuant to the Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Common Shares as herein provided, ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the Company or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, a participant with whom an Award is made to issue Common Shares in the future, shall have no rights as a shareholder with respect to Common Shares related to such agreement until issuance of a certificate to him.
          (ii) Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Awards or any other Award is made (and any person succeeding to such a participant’s rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.
5. Stock Options. The Committee may grant Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Awards or other Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or its parent or subsidiary corporation. Each Stock Option (referred to herein as an “Option”) granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:
          (a) The Option price may be equal to or greater than the fair market value of the Common Shares subject to such Option at the time the Option is granted, as determined by the Committee; provided, however, that in the case of an Incentive Stock Option granted to such an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of its parent or subsidiary (a “Ten Percent Employee”), such Option price shall not be less than 110% of such fair market value at the time the Option is granted; but in no event will such Option price be less than the par value of such Common Shares.
          (b) The payment of the Option price of an Option granted under this Paragraph 5 shall be subject to the following:
          (i) The Option price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, Common Shares valued at fair market value as of the date of exercise, or in any combination thereof; and
          (ii) To the extent permitted by applicable law, the participant shall have the right to elect to pay the Option price upon the exercise of an Option by irrevocably authorizing a third party to sell Common Shares (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds against delivery of the shares underlying the Option exercise to pay the entire Option price and any tax withholding resulting from such exercise.
          (c) The Committee shall determine the number of Common Shares to be subject to each Option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option, or to the extent that any other Award granted in conjunction with such Option is paid.
          (d) The Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee’s lifetime only by him. Unless the Committee determines otherwise, the Option shall not be exercisable for at least twelve months after the date of grant, unless the grantee ceases employment or performance of service before the expiration of such twelve-month period by reason of disability as defined in Paragraph 12 or death.
          (e) The Option shall not be exercisable:
          (i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Option, after the expiration of ten years from the date it is granted. Any Option may be exercised during such period only at such time or times and in such installments as the Committee may establish;
          (ii) unless payment is made for the shares being acquired upon exercise in accordance with Paragraph 5(b); and
          (iii) unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending no later than the date which is (unless otherwise determined by the Committee or unless otherwise expressly set forth in the participant’s written employment agreement with the Company) three months prior to the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, or a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which Section 425(a) of the Internal Revenue Code of 1986, as amended, or any successor statutory provision thereto (the “Code”), is applicable, except that:
          (A) in the case of any Nonqualified Stock Option, if such person shall cease to be employed by or otherwise performing services for the

Company or an Affiliate solely by reason of a period of Related Employment as defined in Paragraph 14, the participant may, during such period of Related Employment, exercise the Nonqualified Stock Option as if the participant continued such employment or performance of service; or
          (B) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under a qualified retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Option which has not expired and has not been fully exercised, such person, at any time within three years (or such other period determined by the Committee or as otherwise expressly set forth in the participant’s written employment agreement with the Company) after the date the participant ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which the participant could have exercised the Option on the date the participant ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or
          (C) if any person to whom an Option has been granted shall die holding an Option which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee or as otherwise expressly set forth in the participant’s written employment agreement with the Company) after the date of death (but in no event after the Option has expired), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death, or with respect to such greater number of shares as determined by the Committee.
          (D) in the case of any Nonqualified Stock Option, if such person shall cease such employment or performance of services by reason of his termination without “cause” (as such term is defined in the employment agreement then in effect between the Company and such person, or if there exists no such employment agreement or no such defined term in any such employment agreement, then as determined by the Committee in good faith) by the Company or an Affiliate while holding an Option which has not expired and has not been fully exercised, such person, at any time within three years (or such other period determined by the Committee or as otherwise expressly set forth in the participant’s written employment agreement with the Company) after the date the participant ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any share as to which the participant could have exercised the Option on the date the participant ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee.

          (f) In the case of an Incentive Stock Option, the amount of aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to subparagraph 5(a) of the Plan) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of the employer corporation and its parent and subsidiary corporations) shall not exceed an amount to be determined by the Committee.
          (g) It is the intent of the Company that the Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.
6. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Awards or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:
          (a) The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.
          (b) The Award of Stock Appreciation Rights may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantees’ lifetime only by him. Unless the Committee determines otherwise, the Award of Stock Appreciation Rights shall not be exercisable for at least twelve months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such twelve-month period by reason of disability as defined in Paragraph 12 or death.
          (c) The Award of Stock Appreciation Rights shall not be exercisable:
          (i) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Committee may establish;
          (ii) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and
          (iii) unless the person exercising the Award of Stock Appreciation Rights has been at all times during the period beginning with the date of the grant thereof and ending no later than the date which is three months prior to the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, except that:
          (A) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of Related Employment as defined in Paragraph 14, the participant may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if the participant continued such employment or performance of services; or
          (B) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under a qualified retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may, at any time within three years (or such other period determined by the Committee) after the date the participant ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which the participant could have exercised the Award of Stock Appreciation Rights on the date the participant ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or
          (C) if any person to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which the decedent could have exercised the Award of Stock Appreciation Rights at the time of his death, or with respect to such greater number of shares as determined by the Committee.

          (D) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such person shall cease such employment or performance of services by reason of termination without “cause” (as such term is defined in the employment agreement then in effect between the Company and such person, or if there exists no such employment agreement or no such defined term in any such employment agreement, then as determined by the Committee in good faith) by the Company or an Affiliate while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person, at any time within three years (or such other shorter period as may be determined by the Committee in its discretion or as may be expressly set forth in any such employment agreement) after the date the participant ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), may exercise the Award of Stock Appreciation Rights with respect to any share as to which the participant could have exercised the Award of Stock Appreciation Rights on the date the participant ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee.
          (d) An Award of Stock Appreciation Rights shall entitle the holder (or any person entitled to act under the provisions of subparagraph 6(c)(iii)(C) hereof) to exercise such Award or to surrender unexercised the Option (or other Award) to which the Stock Appreciation Right is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Common Shares that have an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or Option price, as the case may be) per share, times the number of shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee, in its discretion, determines otherwise.
          (e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the released Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subparagraph 6(d) hereof.

          (f) No fractional shares may be delivered under this Paragraph 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.
7. Restricted Stock. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:
          (a) The Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.
          (b) Common Shares issued to a participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee, for such period as the Committee shall determine, from the date on which the Award is granted (the “Restricted Period”). The Company will have the option to repurchase (“Repurchase Option”) the shares subject to the Award at such price as the Committee shall have fixed, in its discretion, when the Award was made or amended thereafter, which Repurchase Option will be exercisable (i) if the participant’s continuous employment or performance of services for the Company and its Affiliates shall terminate for any reason, except solely by reason of a period of Related Employment as defined in Paragraph 14, or except as otherwise provided in subparagraph 7(c), prior to the expiration of the Restricted Period, (ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such Repurchase Option, the participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such shares, or (iii) under such other circumstances as determined by the Committee in its discretion. Such Repurchase Option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee when the Award is made or as amended thereafter. Each certificate for Common Shares issued pursuant to a Restricted Stock Award shall bear an appropriate legend referring to the foregoing Repurchase Option and other restrictions and to the fact that the shares are partly paid, shall be deposited by the Award holder with the Company, together with a stock power endorsed in blank, or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such Common Shares in contravention of the foregoing Repurchase Option shall be null and void and without effect. If Common Shares issued pursuant to a Restricted Stock Award shall be repurchased pursuant to the Repurchase Option, the participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the Common Shares awarded to the participant, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the Repurchase Option is not exercised by the Company, such Repurchase Option and the restrictions imposed pursuant to the first sentence of this subparagraph 7(b) shall terminate and be of no further force and effect.

          (c) If a participant who has been in continuous employment or performance of services for the Company or an Affiliate since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in Paragraph 12 or by reason of early, normal or deferred retirement under a qualified retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose), and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such Award, the Committee may determine to cancel the Repurchase Option (and any and all other restrictions) on any or all of the Common Shares subject to such Award; and the Repurchase Option shall become exercisable at such time as to the remaining shares, if any.
8. Performance Awards.
          (a) Performance Awards Generally. The Committee is authorized to grant Performance Awards on the terms and conditions specified in this Paragraph 8. Performance Awards may be denominated as a cash amount, number of Common Shares, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 8(b) in the case of a Performance Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code (“Code Section 162(m)”).
          (b) Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to a participant who is designated by the Committee as likely to be a “covered employee” under Code Section 162(m) (“Covered Employee”) should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Paragraph 8(b).
          (i) Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Paragraph 8(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and the regulations thereunder (including Regulation 1. 162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one participant or to different participants.
          (ii) Business Criteria. One or more of the following performance measures for the Company, determined on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company, shall be used by the Committee in establishing performance goals for such Performance Awards: (1) revenues or comparable sales; (2) net sales; (3) net income; (4) earnings from operations, earnings before or after taxes, interest, depreciation, amortization, or extraordinary or special items (or any combination); (5) net income, earnings from operations, earnings before or after taxes, interest, depreciation, amortization, or extraordinary or special items (or any combination), each determined on a per common share basis (basic or diluted); (6) return on assets (gross or net), return on investment, return on capital or return on equity (or any combination); (7) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (8) economic value created; (9) gross margin, operating margin or other financial margin; (10) stock price or shareholder return (on a gross or net basis); (11) dividend payout; (12) strategic business criteria, consisting of one or more objectives or goals based on: specified market penetration; goals based on geographic expansion or reduction; goals based on cost or cost savings targets; goals based on customer satisfaction; goals based on employee satisfaction; goals based on management of personnel; goals based on business or operations efficiencies; goals based on employment practices; goals related to individual or group improvement in, or goals related to supervision or management of, operations or areas of responsibility; and goals relating to acquisitions or divestitures or integration of acquisitions. The Compensation Committee may specify that any such performance measures will be calculated before or after extraordinary or nonrecurring, special income, expense or other items, before or after changes in accounting principles or standards, before or after capital charges, before or after revenues, operations, earnings or losses of discontinued operations or acquisitions, or before or after Awards under this Plan or other incentive compensation. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more third parties or other companies, special index or group selected for comparison.
          (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

          (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Paragraph 8(b)(ii) during the given performance period, as specified by the Committee in accordance with Paragraph 8(b)(iii). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.
          (v) Settlement of Performance Awards; Limitation on Award Amount; Other Terms. Settlement of such Performance Awards shall be in cash, Common Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Paragraph 8(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the participant or other event (including a Change in Control Event) prior to the end of a performance period or settlement of such Performance Awards. However, subject to adjustment in accordance with Paragraph 15 hereof, no Covered Employee may be granted a Performance Award under this Paragraph 8(b) for an amount (whether payable in cash, or in Common Shares or other property determined at fair market value at the date of payment, or any combination) greater than the following limitation: (A) if the Award is for performance over a period of one year or less, such Performance Award shall not be for an amount greater than the lesser of $10 million or ten times such person’s annual base salary in effect as of the date of the commencement of the performance period and (B) if the Award is for a performance period of more than one fiscal year, such Performance Award shall not be for an amount in excess of the amount determined under (A) above multiplied by the number of years and fractions of a year comprising the performance period.
          (c) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals relating to

Performance Awards, and the amount of any final Performance Award shall be recorded in writing in the case of Performance Awards intended to qualify under Code Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Code Section 162(m), prior to settlement of each such Performance Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Performance Award upon which settlement of the Performance Award was conditioned have been satisfied.
9. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant’s salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:
          (i) forfeited to the Company or to other participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company and its Affiliates),
          (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures and/or
          (iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.
10. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.
11. Amendment of Awards Under the Plan. (a) Subject to subparagraph (b) below, the terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant’s position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or on any Award under the Plan.
          (b) Without the approval of shareholders, the Committee will not amend or replace previously granted stock options in a transaction that constitutes a “repricing,” as such term is used in Instruction 3 to Item 402(b)(2)(iv) of Regulation S-K, as promulgated by the Securities and Exchange Commission.
12. Disability. For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and its Affiliates by reason of disability, if the Committee shall determine that the physical or mental condition of the participant by reason of which such employment or performance of services terminated was such at that time as would entitle such person to payment of monthly disability benefits under the long term disability benefit plan of the Company then in effect, or, if the participant is not eligible under such plan, under any similar disability plan of the Company or an Affiliate in which such person is a participant. If the participant is not eligible for benefits under any disability plan of the Company or an Affiliate in which such person is a participant, the participant shall be deemed to have terminated such employment or performance of services by reason of disability if the Committee shall determine that his physical or mental condition would entitle the participant to benefits under the Company’s long term disability benefit plan if eligible therefor.
13. Termination of a Participant. For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment with or the performance of services for the Company and its Affiliates; provided, however, that transfers between the Company and an Affiliate or between Affiliates, and approved leaves of absence, shall not be deemed such a termination.
14. Related Employment. For the purposes of this Plan, Related Employment shall mean the employment or performance of services by an individual for an employer that is neither the Company nor an Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or an Affiliate, (ii) immediately prior to an undertaking of such employment or performance of services, the individual was employed by or performing services for the Company or an Affiliate or was engaged in Related Employment as herein defined and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Committee, in its discretion, as Related Employment for purposes of this Paragraph 14. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability has occurred while the individual was employed by or performing services for the Company or an Affiliate.
15. Dilution and Other Adjustments; Change in Control.
          (a) In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires the adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.
          (b) With respect to Restricted Stock Awards, restrictions on said Restricted Stock Awards shall lapse upon a Change in Control Event. With respect to Stock Options and Stock Appreciation Rights, Stock Options and Stock Appreciation Rights shall become immediately exercisable and fully vested upon a Change in Control Event. With respect to Performance Awards, upon a Change in Control Event, payment shall be made with respect to a Performance Award based on the assumption that the performance achievement specified in the Award would have been attained by the end of the performance cycle. With respect to all other Awards, the effect of a Change in Control Event thereon shall be as determined from time to time by the Committee. For purposes of this Plan, a Change in Control Event shall mean: (i) the acquisition (including as a result of a merger) by any person (as such term is used in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act, or persons acting in concert (which for purposes of this Plan shall include two or more persons voting together on a consistent basis pursuant to an agreement or understanding between them to act in concert and/or as a group within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its subsidiaries, or AEON (U.S.A.), Inc. or any of its subsidiaries or affiliates (as such term is defined in Rule 12b-2 under the Exchange Act) (collectively, an “Acquiring Person”), of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 25 percent of the combined voting power of the then outstanding securities of the Company entitled to then vote generally in the election of directors of the Company, and no other shareholder is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of a percentage of such securities higher than that held by the Acquiring Person; or (ii) individuals, who, as of March 31, 2003, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any individual becoming a director subsequent to March 31, 2003, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company and further excluding any individual who is an affiliate, associate (as such terms are defined in Rule 12b-2 under the Exchange Act) or designee of an Acquiring Person having or proposing to acquire beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 10 percent of the combined voting power of the then outstanding securities of the Company entitled to then vote generally in the election of directors of the Company.
16. Designation of Beneficiary by Participant. A participant may name a beneficiary to receive any payment in which the participant may be entitled in respect of any Award under the Plan in the event of death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of a beneficiary under the Plan (to the extent it is valid and enforceable under the applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such participant’s beneficiary, such payment will be made to the legal representative of the participant’s estate, and the term beneficiary as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof will have no further liability to anyone with respect to such amount.
17. Financial Assistance. If the Committee determines that such action is advisable, the Company may assist any person (other than an executive officer of the Company as defined in Rule 3b-7 of the Exchange Act or a director of the Company) to whom an Award has been granted in obtaining financing from the Company or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes in respect thereof. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company or an Affiliate, a guarantee of the obligation by the Company or an Affiliate, or the maintenance by the Company or an Affiliate of deposits with such bank or third party. The Committee shall grant no financial assistance in violation of the provisions of the Exchange Act.
18. Miscellaneous Provisions.
          (a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of service by any participant at any time and for any reason is specifically reserved.
          (b) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

          (c) Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a participant’s rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant’s lifetime only by the participant.
          (d) No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.
          (e) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.
          (f) The Company and its Affiliates shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, each participant (or any beneficiary or person entitled to act) shall have the right to authorize the Company to withhold, or to surrender to the Company, on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.
          (g) The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for an Affiliate,
          (i) if such Award results in payment of cash to the participant, such Affiliate shall pay to the Company an amount equal to such cash payment; and

          (ii) if the Award results in the issuance by the Company to the participant of Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, such Affiliate shall pay to the Company an amount equal to the fair market value thereof, as determined by the Committee, on the date such shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Common Shares, Other Company Securities or property, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Common Shares, Other Company Securities or property, other securities or property or other forms of payment, or any combination thereof.
          (h) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any segregation of assets to assure the payment of any Award under the Plan, and the rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.
          (i) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.
          (j) Fair market value in relation to Common Shares, Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof as of any specific time shall mean such value as determined by the Committee, in good faith, in accordance with applicable law.
          (k) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.
          (l) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the Commonwealth of Massachusetts.
19. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act, with other applicable law, or with applicable requirements of any national securities exchange or national securities market on which the Common Shares are listed. No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant’s written consent, except as permitted under Paragraph 11.
20. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:
          (a) upon the adoption of a resolution of the Board terminating the Plan; or
          (b) ten years from the date the Plan is initially approved and adopted by the shareholders of the Company in accordance with Paragraph 22 hereof; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 11.
21. Registration Rights. The Company covenants and agrees as follows:
          (a) Definitions. For purposes of this Paragraph 21:
          (i) the term register, registered, and registration refer to a registration effected by filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of effectiveness of such registration statement or document;
          (ii) the term Registrable Securities means any Common Shares issuable pursuant to the grant of Restricted Stock or pursuant to the exercise of Stock Options.
          (iii) the term Form S-8 means such form under the Securities Act as in effect on the date hereof or any successor registration statement form under the Act subsequently adopted by the Securities and Exchange Commission (the SEC) which permits inclusion or incorporation of substantial information by reference or other documents filed by the Company with the SEC to the same extent as Form S-8 on the date hereof.
          (b) Form S-8 Registration. The Company shall use its best efforts to effect as soon as practicable the registration on Form S-8 of all Common Shares or Other Company Securities issuable pursuant to this Plan including any such securities issuable pursuant to awards of Restricted Stock or pursuant to exercise of Stock Options granted hereunder, and in connection with such registration, the Company shall, as expeditiously as reasonably practicable:

          (i) Prepare and file with the SEC within 180 days of the approval of this Plan by the Company’s shareholders, a Form S-8 registration statement with respect to the Registrable Securities, and use its best efforts to cause such registration statement to become effective and to keep such registration statement effective until the earlier to occur of (A) the issuance of all shares authorized for issuance hereunder, or (B) the exercise in full of all Stock Options and SARs awarded hereunder which shall have been outstanding on the date this Plan shall terminate, or (C) the expiration of the unexercised portion of all Stock Options and SARs awarded hereunder which shall have been outstanding on the date this Plan shall terminate.
          (ii) Prepare and file with the SEC such amendments and supplements and appendices to such registration statement and to amend and supplement the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the grant of the issuance of the Registrable Securities covered by such registration statement.
          (iii) Prepare and file with the New York Stock Exchange, Inc. (the “Exchange”) an additional listing application for the listing, upon official notice of issuance, of such Registrable Securities for trading on the Exchange and use its best efforts to cause such additional listing application to be approved by the Exchange.
          (c) Expenses. All expenses incurred in connection with the registration, filings and listing application described in clause (b) of this Paragraph 21 shall be borne by the Company, including (without limitation) all registration and filing fees, printers, and accounting fees, and fees and disbursements for counsel for the Company.
22. Stockholder Approval. The Plan shall be submitted to the shareholders of the Company for their approval at the 2008 annual meeting of shareholders of the Company or at any adjournment or postponement thereof. The Plan shall not be effective unless the Plan has been so approved.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR the following proposals.

1. Election of Directors:		For	Withhold		For	Withhold		For	Withhold	+

	01 - John W. Gleeson	☐	☐	02 - Tsutomu Kajita	☐	☐	03 - Motoya Okada	☐	☐

	04 - Gary M. Pfeiffer	☐	☐	05 - Yoshihiro Sano	☐	☐	06 - Trudy F. Sullivan	☐	☐

	07 - Susan M. Swain	☐	☐	08 - Isao Tsuruta	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To amend and re-approve under Internal Revenue Code Section 162(m) the material terms of performance-based awards under the 2003 Executive Stock Based Incentive Plan. No additional shares are being proposed for approval.	☐	☐	☐	3.	To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the 2008 fiscal year.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.			Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

	/	/

■	1 U P X	0 1 7 3 7 4 2	+
<STOCK#>          00VPFD

Company Highlights for Fiscal 2007
•
As of February 2, 2008 the Company operated a total of 1,421 stores in 862 locations. Under the Talbots brand, we operated 1,150 stores in 595 locations; under the J. Jill brand, we operated 271 stores in 267 locations.

•	We achieved net sales for fiscal 2007 of $2,289 million.
•	Under new leadership, we have attracted key senior talent to further strengthen our management team.
•	We conducted a comprehensive review of our entire business and developed a three-year growth/profit strategy.
•	We made significant progress in executing our 2007 initiatives, positioning the Company for success in 2008.
•	We are exiting non-core, underperforming concepts.
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — THE TALBOTS, INC.

ANNUAL MEETING OF SHAREHOLDERS
May 22, 2008
This Proxy is Solicited on Behalf of the Board of Directors of The Talbots, Inc.
The undersigned hereby appoints Edward L. Larsen and Richard T. O’Connell, Jr., and each or either of them, with power of substitution, proxies for the undersigned and authorizes each of them to represent and vote, as designated, all of the shares of stock of The Talbots, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Hingham town Hall, 210 Central Street, Hingham, Massachusetts on May 22, 2008, at 9:00 a.m., and at any adjournment or postponement of such meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO CONTRARY DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. PLEASE VOTE PROMPTLY.
THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE